As filed with the Securities and Exchange Commission on May 1, 2006

                                                     Registration Nos. 333-49000
                                                                    and 811-9080

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment           [ ]
                            Post-Effective Amendment No. 6    [X]
                                       and
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          [ ]
                                   ACT OF 1940
                                Amendment No. 16         [X]

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 -----------------------------------------------
                           (Exact Name of Registrant)

                       KANSAS CITY LIFE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

                 3520 Broadway, Kansas City, Missouri 64111-2565
              ----------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (816) 753-7000

      Name and Address of Agent for Service:                Copy to:

            William A. Schalekamp                      W. Thomas Conner
      Kansas City Life Insurance Company         Sutherland Asbill & Brennan LLP
                3520 Broadway                     1275 Pennsylvania Avenue, N.W.
       Kansas City, Missouri 64111-2565             Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] On (date), pursuant to paragraph (b) of Rule 485
   [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] On (date) pursuant to paragraph (a)(1) of Rule 485

                      Title of securities being registered:
          Individual Flexible Premium Variable Life Insurance Contracts

                                   PROSPECTUS
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       KANSAS CITY LIFE INSURANCE COMPANY

             STREET ADDRESS:                        SEND CORRESPONDENCE TO:
              3520 BROADWAY                         VARIABLE ADMINISTRATION
      KANSAS CITY, MISSOURI 64111-2565                  P.O. BOX 219364
          TELEPHONE (816) 753-7000              KANSAS CITY, MISSOURI 64121-9364
                                                    TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your Premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio) of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS

    AIM V.I. Core Equity Fund (Series I Shares) (formerly known as AIM V.I. Premier Equity Fund (Series I Shares)

    AIM V.I. Demographic Trends Fund (formerly known as
    AIM V.I. Dent Demographic Trends Fund (Series I Shares)

    AIM V.I. Technology Fund (Series I Shares)

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

    American Century VP Capital Appreciation Fund

    American Century VP Income & Growth Fund

    American Century VP International Fund

    American Century VP Mid Cap Value Fund

    American Century VP Ultra(R) Fund

    American Century VP Value Fund

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS II, INC

    American Century VP Inflation Protection Fund (Class II)

CALAMOS(R) ADVISORS TRUST

    Calamos Growth and Income Portfolio

DREYFUS VARIABLE INVESTMENT FUND

    Appreciation Portfolio - Initial Shares

    Developing Leaders Portfolio - Initial Shares

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
INITIAL SHARES

FEDERATED INSURANCE SERIES

    Federated American Leaders Fund II

    Federated High Income Bond Fund II

    Federated Prime Money Fund II

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    Franklin Real Estate Fund (Class 2)

    Franklin Small-Mid Cap Growth Securities Fund (Class 2)
    (formerly known as Franklin Small Cap Growth Fund (Class 2))

    Templeton Developing Markets Securities Fund (Class 2)

    Templeton Foreign Securities Fund (Class 2)

JPMORGAN SERIES TRUST II

    JPMorgan Mid Cap Value Portfolio

    JPMorgan Small Company Portfolio

    JPMorgan U.S. Large Cap Core Equity Portfolio

MFS(R) VARIABLE INSURANCE TRUST (SM)

    MFS Emerging Growth Series

    MFS Research Series

    MFS Research Bond Series (formerly known as MFS Bond Series)

    MFS Strategic Income Series

    MFS Total Return Series

    MFS Utilities Series

SELIGMAN PORTFOLIOS, INC.

    Seligman Capital Portfolio (Class 2)

    Seligman Communications and Information Portfolio (Class 2)

    Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

o   Option A: a level Death Benefit;

o Option B: a Death Benefit that fluctuates with the value of the Contract; and

o Option C: a Death Benefit that increases the more Premiums you pay and the less you withdraw.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient Premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUMS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      THIS PROSPECTUS IS DATED MAY 1, 2006.

PROSPECTUS CONTENTS

   SUMMARY OF THE CONTRACT ........................................................................ 1

   CONTRACT BENEFITS .............................................................................. 1

   CONTRACT RISKS.................................................................................. 3

   PORTFOLIO RISKS ................................................................................ 4

   FEE TABLE ...................................................................................... 4
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES ................................................... 9
      ANNUAL PORTFOLIO OPERATING EXPENSES.......................................................... 9

   GENERAL INFORMATION ABOUT KANSAS CITY LIFE ..................................................... 12
      KANSAS CITY LIFE INSURANCE COMPANY .......................................................... 12
      FIXED ACCOUNT ............................................................................... 12

   THE VARIABLE ACCOUNT AND THE FUNDS ............................................................. 13
      KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT ............................................. 13
      THE FUNDS ................................................................................... 13
      ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS............................................ 16
      VOTING RIGHTS ............................................................................... 17

   CHARGES AND DEDUCTIONS ......................................................................... 17
      PREMIUM EXPENSE CHARGE ...................................................................... 17
      MONTHLY DEDUCTION ........................................................................... 17
      DAILY MORTALITY AND EXPENSE RISK CHARGE ..................................................... 19
      TRANSFER PROCESSING FEE ..................................................................... 19
      SURRENDER CHARGE............................................................................. 20
      PARTIAL SURRENDER FEE ....................................................................... 20
      FUND EXPENSES ............................................................................... 20
      OTHER TAX CHARGE............................................................................. 20

   THE CONTRACT ................................................................................... 20
      PURCHASING A CONTRACT ....................................................................... 20
      WHO SHOULD PURCHASE A CONTRACT .............................................................. 20
      APPLYING FOR A CONTRACT ..................................................................... 20
      OWNERSHIP ................................................................................... 21
      CHANGE OF OWNERSHIP ......................................................................... 21
      DETERMINATION OF CONTRACT DATE .............................................................. 21
      REPLACEMENT OF EXISTING INSURANCE ........................................................... 22
      FREE LOOK RIGHT TO CANCEL CONTRACT .......................................................... 22

   ALLOCATIONS AND TRANSFERS....................................................................... 22
      PREMIUM ALLOCATIONS AND CREDITING ........................................................... 22
      TRANSFER PRIVILEGE .......................................................................... 23
      DOLLAR COST AVERAGING PLAN................................................................... 24
      PORTFOLIO REBALANCING PLAN .................................................................. 25
      CHANGES IN THE CONTRACT OR BENEFITS ......................................................... 25
      SUPPLEMENTAL AND/OR RIDER BENEFITS .......................................................... 25

   PREMIUMS ....................................................................................... 30
      PREMIUMS .................................................................................... 30
      PREMIUMS TO PREVENT LAPSE ................................................................... 31

   HOW YOUR CONTRACT VALUES VARY .................................................................. 31
      BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT ............................................. 32
      DETERMINING THE CONTRACT VALUE .............................................................. 32
      CASH SURRENDER VALUE ........................................................................ 33
      COMPANY HOLIDAYS............................................................................. 33

   DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT................................................... 33
      AMOUNT OF DEATH BENEFIT PROCEEDS ............................................................ 33

      COVERAGE OPTIONS ............................................................................ 33
      INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION ................................................ 34
      CHANGES IN COVERAGE OPTION .................................................................. 34
      CHANGES IN SPECIFIED AMOUNT ................................................................. 34
      SELECTING AND CHANGING THE BENEFICIARY ...................................................... 35

   CASH BENEFITS .................................................................................. 35
      CONTRACT LOANS .............................................................................. 35
      SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE .......................................... 36
      PARTIAL SURRENDERS........................................................................... 36
      MATURITY BENEFIT ............................................................................ 37
      PAYMENT OPTIONS ............................................................................. 37
      PAYMENT OF PROCEEDS ......................................................................... 38
      REINSTATEMENT ............................................................................... 38

   TAX CONSIDERATIONS ............................................................................. 38
      INTRODUCTION ................................................................................ 38
      TAX STATUS OF THE CONTRACT .................................................................. 38
      TAX TREATMENT OF CONTRACT BENEFITS .......................................................... 39
      OUR INCOME TAXES............................................................................. 42
      POSSIBLE TAX LAW CHANGES .................................................................... 42

   OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE...................................... 42
      SALE OF THE CONTRACTS ....................................................................... 42
      TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS............................ 43
      LITIGATION .................................................................................. 43
      FINANCIAL STATEMENTS......................................................................... 44

   DEFINITIONS .................................................................................... 44
      APPENDIX A .................................................................................. 47
      APPENDIX B .................................................................................. 48

   STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS .......................................... 49

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates. The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value. The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans). WE DO NOT GUARANTEE ANY MINIMUM CONTRACT VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail. THE "DEFINITIONS" SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

The Contract is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds' prospectuses carefully before investing.

CONTRACT BENEFITS

    DEATH BENEFITS. We pay a death benefit to the beneficiary if the Insured dies while the Contract is in force and prior to the Contract's maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.

o Death Benefits are available as lump sum or under a variety of payment options.

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See "Applying for a Contract," page 20)

o   There are three Coverage Options available:

        Option A--at least equal to the Specified Amount.

        Option B-- at least equal to the Specified Amount plus Contract Value.

        Option C--at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. (See page 33) Option C is only available at issue.

o A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract Death Benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (See "Supplemental and/or Rider Benefits," page 25)

o There is flexibility to change the Coverage Option and Specified Amount. However, Coverage Option C is only available at issue (See "Changes in Coverage Option," page 34 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.

o   We deduct any Loan Balance from the amount payable.

CASH BENEFITS
o CONTRACT LOANS. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "," page 38)

o FULL SURRENDER. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "," page 38)

o PARTIAL SURRENDER. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. We will assess a surrender charge for any resulting reduction in the Specified Amount. Partial surrenders may have adverse tax consequences. (See "," page 38)

o TRANSFERS. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any Transfer Processing Fee from the remaining Contract Value.

    TAX BENEFITS. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "," page 38)

    FREE LOOK RIGHT TO CANCEL. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 22) During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 22) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

    GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse," page 31) However, we guarantee to keep the Contract in force during the first five years of the Contract and during the five years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 31) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse," page 31)

    SUPPLEMENTAL BENEFITS. The following supplemental and/or rider benefits are available and may be added to your Contract. We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

o   Guaranteed Minimum Death Benefit Rider

o   Disability Continuance of Insurance

o   Disability Premium Benefit Rider

o   Accidental Death Benefit

o   Option to Increase Specified Amount

o   Spouse's Term Insurance

o   Children's Term Insurance

o   Other Insured Term Insurance

o   Additional Life Insurance Rider Protection

o   Monthly Benefit Rider

o   Maturity Extension Rider

o Accelerated Death Benefit/Living Benefits Rider

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

    ILLUSTRATIONS. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

    INVESTMENT RISK. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Contract Value. You could lose everything you invest. If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

    RISK OF LAPSE. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

    TAX RISKS. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See "," page 38)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

    RISK OF INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

    SURRENDER AND PARTIAL SURRENDER RISKS. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate). (See "Risk of Lapse," above.) A surrender or partial surrender may have tax consequences.(See "," page 38)

    LOAN RISKS. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

o Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

o A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

o If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. (See "," page 38)

    RISK OF FREQUENT TRANSFERS. We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if you completely surrender the Contract or the Contract lapses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a representative Contract with an Insured having the characteristics set forth below. These minimum, maximum and representative charges may assist you in understanding the range of possible charges as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you actually pay under the Contract.

                                         TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                 AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                            GUARANTEED CHARGE(1)         CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------
(1) For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

(2) The Surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured's Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent and in Appendix A and Appendix B.

(3) If you increase the Contract's Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured's Age and sex and smoking class at the time of the increase.

                                         TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)         CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon receipt of each Premium Payment          6.35% of each              6.35% of each
                                                                               Premium Payment            Premium Payment
---------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum              Upon complete surrender or lapse during       $0.00 - $45.34 per         $0.00 - $45.34 per
Charge                           the first 15 Contract Years (or during        $1,000 of the              $1,000 of the
                                 the 15 years following an increase in         Specified Amount           Specified Amount
                                 Specified Amount(3))
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old         Upon complete surrender or lapse during       $21.91 per $1,000 of       $21.91 per $1,000 of
male Preferred Non-Smoker,       the first 15 Contract years (or during        the Specified Amount       the Specified Amount
and a Contract with a            the 15 years following an increase in
$225,000 Specified Amount        Specified Amount(3))
during the first Contract
Year
---------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE            Upon each partial surrender                   The lesser of 2% of        The lesser of 2% of the
                                                                               the amount                 amount surrendered or
                                                                               surrendered or $25         $25
---------------------------------------------------------------------------------------------------------------------------------
TRANSFER PROCESSING FEE
---------------------------------------------------------------------------------------------------------------------------------
                                 Upon the first 6 transfers in a Contract      No Charge                  No Charge
                                 year
---------------------------------------------------------------------------------------------------------------------------------
                                 Upon each transfer over 6 in a Contract       $25 per transfer           $25 per transfer
                                 year
---------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

                                     PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)          CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(4)
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On the Allocation                          $0.05 - $90.91 per $1,000    $0.06 - $38.50 per
                                 Date and each                              of net amount at risk(5)     $1,000 of net amount at
                                 Monthly Anniversary                        per month                    risk(5) per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male    On the Allocation                          $0.14 per $1,000 of net      $0.12 per $1,000 of net
Preferred
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------
(4) Cost of insurance charges vary based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class. The charge generally increases as the Insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home Office.

(5) The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.

                                     PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)          CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
Non-Smoker and a Contract        Date and each                              amount at risk(5)            amount at risk per(5)
with a $225,000 Specified        Monthly Anniversary                        per month                    month
Amount during the first          Day
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
MONTHLY EXPENSE CHARGE(6)
---------------------------------------------------------------------------------------------------------------------------------
Maintenance Charge               On the Contract                            $7.50 per month              $7.50 per month
                                 Date and on each
                                 Monthly Anniversary
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Per Thousand Charge              On the Contract                            $0.05 per $1,000 of          No Charge
                                 Date and on each                           Specified Amount per
                                 Monthly Anniversary                        month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE            Daily                                      Annual rate of 0.50%         Annual rate of 0.50%
RISK CHARGE                                                                 of the average daily         of the average daily
                                                                            net assets of each           net assets of each
                                                                            Subaccount you are           Subaccount you are
                                                                            invested in                  invested in
---------------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE(7)      At the end of each                         2%                           2%
                                 Contract Year
---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(8)
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH
BENEFIT RIDER
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge                 NA                               No Charge                    No Charge
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 30 year-old                   NA                               No Charge                    No Charge
male Preferred Non-Smoker
and a Contract with a
$250,000 Specified Amount
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
LIFETIME GUARANTEED MINIMUM
DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge                 NA                               $0.03 per month per          $0.01 per month per
                                                                            thousand of specified        thousand of specified
                                                                            amount                       amount
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------
(6) The monthly expense charge is the sum of the Maintenance Charge and the Per Thousand Charge.

(7) The maximum guaranteed net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6.0%) and the amount credited to the Loan Account (4.0%). Preferred loans are available beginning in the eleventh Contract Year. We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%. Therefore, the net cost of a preferred loan is 0% per year.

(8) Contract Year and base Specified Amount or net amount at risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract's specifications this page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

                                     PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                   AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)          CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 30 year-old                   NA                               $0.03 per month per          $0.01 per month per
male Preferred Non-Smoker                                                   thousand of specified        thousand of specified
and a Contract with a                                                       amount                       amount
$350,000 Specified Amount
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
DISABILITY CONTINUANCE
OF INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.00 - $0.53 per $1,000     $0.00 - $0.33 per $1,000
                                 date and on each                           of rider coverage amount     of rider coverage amount
                                 Monthly Anniversary                        per month                    per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 40 year-old         On rider's effective                       $0.03 per $1,000 of rider    $0.01 per $1,000 of
male Preferred Non-Smoker        date and on each                           coverage amount per month    rider coverage amount
and a Contract with a            Monthly Anniversary                                                     per month
$175,000 Specified Amount        Day
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM
BENEFIT RIDER
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.08 - $0.33 per $1.00      $0.03 - $0.15 per $1.00
                                 date and on each                           of rider coverage amount     of rider coverage amount
                                 Monthly Anniversary                        per month                    per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old         On rider's effective                       $0.09 per $1.00 of rider     $0.04 per $1.00 of rider
male Preferred Non-Smoker        date and on each                           coverage amount per month    coverage amount per
and a Contract with a            Monthly Anniversary                                                     month
$250,000 Specified Amount        Day
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------

                                     PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)          CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum              On rider's effective                       $0.00 - $0.16 per $1,000 of  $0.00 - $0.16 per $1,000
Charge                           date and on each                           rider coverage amount per    of rider coverage amount
                                 Monthly Anniversary                        month                        per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old         On rider's effective                       $0.09 per $1,000 of rider    $0.09 per $1,000 of
male Preferred Non-Smoker        date and on each                           coverage amount per month    rider coverage amount
and a Contract with a            Monthly Anniversary                                                     per month
$250,000 Specified Amount        Day
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
OPTION TO INCREASE
SPECIFIED AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.05- $0.18 per $1,000      $0.05- $0.18 per $1,000
                                 date and on each                           of rider coverage amount     of rider coverage amount
                                 Monthly Anniversary                        per month                    per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------

                                     PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                   AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)          CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male    On rider's effective                       $0.16 per $1,000 of rider    $0.16 per $1,000 of
Preferred Non-Smoker and a       date and on each                           coverage amount per month    rider coverage amount
Contract with a $250,000         Monthly Anniversary                                                     per month
Specified Amount during the      Day
first Contract Year
---------------------------------------------------------------------------------------------------------------------------------
SPOUSE'S TERM INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.00 - $2.18 per $1,000     $0.00 - $2.18 per $1,000
                                 date and on each                           of rider coverage amount     of rider coverage amount
                                 Monthly Anniversary                        per month                    per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old         On rider's effective                       $1.55 per $1,000 of rider    $1.55 per $1,000 of
male Preferred Non-Smoker        date and on each                           coverage amount per month    rider coverage amount
and a Contract with a            Monthly Anniversary                                                     per month
$250,000 Specified Amount        Day
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM INSURANCE        On rider's effective                       $0.54 per $1,000 of rider    $0.54 per $1,000 of
                                 date and on each                           coverage amount per month    rider coverage amount
                                 Monthly Anniversary                                                     per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.07 - $3.40 per $1,000     $0.07 - $3.40 per $1,000
                                 date and on each                           of rider coverage amount     of rider coverage amount
                                 Monthly Anniversary                        per month                    per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old         On rider's effective                       $0.14 per $1,000 of rider    $0.14 per $1,000 of
male Preferred Non-Smoker        date and on each                           coverage amount per month    rider coverage amount
and a Contract with              Monthly Anniversary                                                     per month
a $250,000 Specified Amount      Day
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL LIFE INSURANCE RIDER
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.06 - $83.33 per $1,000    $0.05 - $38.00 per
                                 date and on each                           of rider coverage amount     $1,000 of rider coverage
                                 Monthly Anniversary                        per month                    amount per month
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 42 year-old         On rider's effective                       $0.14 per $1,000 of rider    $0.06 per $1,000 of
male Preferred Non-Smoker        date and on each                           coverage amount per month    rider coverage amount
and a Contract with a            Monthly Anniversary                                                     per month
$400,000 Specified Amount        Day
during the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
MONTHLY BENEFIT RIDER
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge       On rider's effective                       $0.37 - $22.05 per $100      $0.31 - $22.05 per $100
                                 date and on each                           of monthly coverage          of monthly coverage
                                 Monthly Anniversary                        amount                       amount
                                 Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a 42 year-old         On rider's effective                       $2.40 per $100 of monthly    $2.04 per $100 of
male Preferred                                                                                           monthly
---------------------------------------------------------------------------------------------------------------------------------

                                     PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
       CHARGE                       WHEN CHARGE IS DEDUCTED                                   AMOUNT DEDUCTED
                                                                            -----------------------------------------------------
                                                                             GUARANTEED CHARGE(1)          CURRENT CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
Non-Smoker and a Contract       date and on each                            coverage amount for a 20     coverage amount for a 20
with a $400,000 Specified       Monthly Anniversary                         year payout                  year payout
Amount during the first         Day
Contract Year
---------------------------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION RIDER                   NA                               No Charge                    No Charge
---------------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH                          NA                               No Charge                    No Charge
BENEFIT/LIVING
BENEFITS RIDER
---------------------------------------------------------------------------------------------------------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts," page 42.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2005. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(9)

----------------------------------------------------------------------------------------------------------------
                                                                          MINIMUM                      MAXIMUM
                                                                          -------                      -------
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are               0.27%                        1.78%
deducted from Portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)
----------------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged (before and after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2005.

ANNUAL PORTFOLIO OPERATING EXPENSES(10)

             (expenses that are deducted from Portfolio assets, as a
                   percentage of net assets of the Portfolio):


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                MANAGEMENT      12b-1/       OTHER          TOTAL      CONTRACTUAL FEE     TOTAL PORTFOLIO
                                            FEES        SERVICE      EXPENSES      PORTFOLIO        WAIVER OR           ANNUAL
                                                          FEES                       ANNUAL          EXPENSE           OPERATING
                                                                                    OPERATING     REIMBURSEMENT      EXPENSES AFTER
                                                                                    EXPENSES                          REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund (Series I          0.60%          NA         0.27%            0.87%            NA                 NA
Shares)(formerly known as AIM V.I.
Premier Equity Fund (Series I
Shares))(11)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Demographic Trends Fund             0.77%          NA         0.38%            1.15%           0.14%(12)           1.01%
(Series I Shares)(formerly known as
AIM V.I. Dent Demographic Trends
Fund (Series I Shares))
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Technology Fund                      0.75%          NA         0.37%            1.12%             NA                 NA
(Series I Shares) (13)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE
PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital                  1.00%          NA         0.00%            1.00%(14)         NA                 NA
Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Income &                 0.70%          NA         0.00%            0.70%(14)         NA                 NA
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International            1.23%          NA         0.00%            1.23%(14)         NA                 NA
Fund
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value            1.00%          NA         0.02%            1.02%(14)         NA
Fund
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)Fund             1.00%          NA         0.01%            1.01%(14)         NA                 NA
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund               1.00%          NA         0.02%            1.02%(14)         NA                 NA
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE
PORTFOLIOS II, INC.
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation                0.49%         0.25%       0.01%            0.75%(15)         NA                 NA
Protection Fund (Class II)
------------------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Portfolio          0.75%          NA         0.52%            1.27%             NA                 NA
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial Shares      0.75%          NA         0.05%            0.80%             NA                 NA
------------------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio - Initial       0.75%          NA         0.06%            0.81%             NA                 NA
Shares
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -             0.25%          NA         0.02%            0.27%             NA                 NA
INITIAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE             0.75%          NA         0.06%            0.81%             NA                 NA
GROWTH FUND, INC. - INITIAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                MANAGEMENT      12b-1/       OTHER          TOTAL      CONTRACTUAL FEE     TOTAL PORTFOLIO
                                            FEES        SERVICE      EXPENSES      PORTFOLIO        WAIVER OR           ANNUAL
                                                          FEES                       ANNUAL          EXPENSE           OPERATING
                                                                                    OPERATING     REIMBURSEMENT      EXPENSES AFTER
                                                                                    EXPENSES                          REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II           0.75%          NA        0.40%          1.15%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II           0.60%          NA        0.40%          1.00%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                0.50%          NA        0.61%          1.11%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (Class 2)          0.47%       0.25%(16)    0.02%          0.74%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth                0.48%       0.25%(16)    0.28%          1.01%           0.02%               0.99%(17)
Securities Fund (Class 2) (formerly
known as Franklin Small Cap Growth
Fund (Class 2))
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                 1.24%        0.25%       0.29%          1.78%            NA                   NA
Securities Fund (Class 2)
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund            0.65%        0.25%       0.17%          1.07%           0.05%               1.02%(17)
(Class 2)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Series Trust II
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio             0.70%          NA        0.55%          1.25%          0.25%               1.00%18
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio             0.60%          NA        0.55%          1.15%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core Equity          0.35%          NA        0.50%          0.85%            NA                   NA
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                   0.75%          NA        0.13%          0.88%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                          0.75%          NA        0.18%          0.93%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
MFS Research Bond Series (formerly           0.60%          NA        0.52%          1.12%           0.42%               0.70%(19)
known as MFS Bond Series)
------------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series                  0.75%          NA        0.50%          1.25%           0.35%               0.90%(19)
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                      0.75%          NA        0.09%          0.84%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                         0.75%          NA        0.15%          0.90%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio (Class 2)         0.40%        0.25%       0.63%          1.28%            NA                   NA
------------------------------------------------------------------------------------------------------------------------------------
Seligman Communications and                  0.75%        0.25%       0.35%          1.35%            NA                   NA
Information Portfolio (Class 2)
------------------------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Portfolio         1.00%        0.19%       0.14%          1.33%            NA                   NA
(Class 2)
------------------------------------------------------------------------------------------------------------------------------------

----------------------

(11) As a result of the reorganization of another Fund into the AIM V.I. Core Equity Fund, which will occur on or about May 1, 2006, the total operating expenses of another Fund have been restated to reflect such reorganization.

(12) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. In addition, effective July 1, 2005, the advisor to the AIM V.I. Demographic Trends Fund, has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items, expense related to a merger or reorganization as approved by the fund's board of trustees, and expense that the fund has incurred but did not actually pay because of an expense offset arrangement) to 1.01% of average daily net assets. The fee waiver has been restated to reflect this agreement. The limitation agreement is in effect through April 30, 2007.

(13) The advisor to the AIM V.I. Technology Fund has contractually agreed to waive advisory fees and/or reimburse expense of Series I shares to the extent necessary to limit Total Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items, expense related to a merger or reorganization as approved by the fund's board of trustees, and expense that the fund has incurred but did not actually pay because of an expense offset arrangement) to 1.30% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007.

(14) The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $5 billion of the average net assets of the Fund, 0.99% of the next $5 billion, 0.98% of the next $5 billion, 0.97% of the next $5 billion, 0.95% of the next $5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.

(15) For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund. Other expenses include the fees and expenses of the Fund's independent director and their legal consul, as well as interest.

(16) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(17) The manager has contractually agreed in advance to reduce its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(18) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses until May 1, 2007 to the extent necessary to limit Total Annual Fund Operating Expenses 1.00%.

(19) MFS has contractually agreed to bear expenses for these series such that each such series' "Other Expenses" (determined without giving effect to the expense reduction arrangements described above) do not exceed 0.15% annually (0.20% annually for the Research Bond Series). These expense limitation arrangements exclude management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. The contractual fee arrangements will continue until at least April 30, 2007, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of these arrangements.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. CERTAIN GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES MAY STILL APPLY.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege, page
24) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

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THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS

    AIM V.I. CORE EQUITY FUND (SERIES I SHARES) (FORMERLY KNOWN AS AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is growth of capital. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. Effective May 1, 2006, AIM V.I. Premier Equity Fund merged into AIM V.I. Core Equity Fund.

    AIM V.I. DEMOGRAPHIC TRENDS FUND (SERIES I SHARES) (FORMERLY KNOWN AS AIM V.I. DENT DEMOGRAPHIC TRENDS FUNDS (SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations.

    AIM V.I. TECHNOLOGY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The Fund seeks capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

    AMERICAN CENTURY VP CAPITAL APPRECIATION FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

    AMERICAN CENTURY VP INCOME & GROWTH FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

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    AMERICAN CENTURY VP INTERNATIONAL FUND (MANAGER: AMERICAN CENTURY GLOBAL
INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

    AMERICAN CENTURY VP MID CAP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Mid Cap Value seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

    AMERICAN CENTURY VP ULTRA(R) FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

    AMERICAN CENTURY VP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS II, INC.

    AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

CALAMOS ADVISORS TRUST

    CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income. The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

DREYFUS VARIABLE INVESTMENT FUND

    APPRECIATION PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

    DEVELOPING LEADERS PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES (MANAGER:
THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

    FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

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    FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT
COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

    FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    FRANKLIN REAL ESTATE FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC). Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding (i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase; and mid cap companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invest primarily to predominantly in equity securities.

    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMORGAN SERIES TRUST II

    JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. These small-cap securities will be primarily securities of companies located in the U.S. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in large-cap U.S. companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) VARIABLE INSURANCE TRUST(SM)

    MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

    MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

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    MFS RESEARCH BOND SERIES (FORMERLY KNOWN AS MFS BOND SERIES) (MANAGER: MFS
INVESTMENT MANAGEMENT(R)). The Research Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

    MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

    MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

    MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

SELIGMAN PORTFOLIOS, INC.

    SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

    SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER: J. &
W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

    SELIGMAN SMALLER-CAP VALUE PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts. You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We (or our affiliates) may receive significant compensation from a Fund's investment adviser (or its affiliates) in connection with administration, or other services provided with respect to the Funds and their availability through the Contracts. This compensation is not reflected in fees and expenses listed in the fee table that is set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

                                       16
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Subject to applicable law and any required SEC approval, we may establish new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o   de-register it under that Act if registration is no longer required; or

o   combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o   approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 6.35% Premium expense charge from each Premium. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium Expense Charge.

State premium tax rates vary by state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Expense Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Premium Allocations and Crediting," page 22) The Monthly Deduction consists of:

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(1) cost of insurance charges;

(2) monthly expense charges; and

(3) any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

    Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age at issue, sex, and number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

o   Standard Tobacco User

o   Preferred Tobacco User

o   Standard Non-tobacco User

o   Preferred Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted). If you have chosen Coverage Option A or Coverage Option C for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY" page 31, for an explanation of the factors that affect Contract Value.) If you have chosen Option B for your Death Benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

    COST OF INSURANCE RATES FOR INCREASES. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 25) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term

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contract. In the case of an increase under the Option to Increase Specified
Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

    MONTHLY EXPENSE CHARGE. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Determination of Contract Date," page 23) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge that applies in all years. This charge is $7.50 per month and is guaranteed.

(2) a per thousand charge which is guaranteed never to exceed $0.05 per thousand of Specified Amount per month. We currently are not charging the per thousand portion of the monthly expense charge.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

    SUPPLEMENTAL AND/OR RIDER BENEFIT CHARGES. These charges are part of the Monthly Deduction and vary by the benefit.

o   Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this
    --------------------------------------
    rider.

o   Lifetime Guaranteed Minimum Death Benefit. We assess a charge per $1,000 of
    -----------------------------------------
    rider coverage amount.

o   Disability Continuance of Insurance. We assess a charge per $1,000 of rider
    -----------------------------------
    coverage amount.

o   Disability Premium Benefit Rider. We assess a charge per $1,000 of rider
    --------------------------------
    coverage amount.

o   Accidental Death Benefit. We assess a monthly charge per $1,000 of rider
    ------------------------
    coverage amount.

o   Option to Increase Specified Amount. We assess a monthly charge per $1,000
    -----------------------------------
    of rider coverage amount.

o   Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider
    -----------------------
   coverage amount.

o   Children's Term Insurance. We assess a monthly charge per $1,000 of rider
    -------------------------
    coverage amount.

o   Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider
    ----------------------------
   coverage amount.

o   Additional Life Insurance Rider. We assess a monthly charge per $1,000 of
    -------------------------------
    rider coverage amount.

o   Maturity Extension Rider. We do not assess a charge for this rider.
    ------------------------
o   Accelerated Death Benefit/Living Benefits Rider. We do not assess a charge
    -----------------------------------------------
    for this rider.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The charge is at an annual rate of 0.50% of net assets. The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each telephone, facsimile or electronic mail authorization request, or Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.

We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured's issue Age (as shown in Appendix B). We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

o Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or

o   if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will pro rate the surrender charges between Contract Years. However, after the end of the 15th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

OTHER TAX CHARGE

We currently assess a charge to cover income and Premium taxes incurred as a result of the operations of the Subaccount. We reserve the right to assess increased charges for additional taxes against the Subaccounts based on future changes in tax codes.

THE CONTRACT

PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized payment or combined billing arrangement. (See "PREMIUMS," page 30)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The currently available issue Ages are 0 through 80 on a non-tobacco user basis, 15 through 80 on a preferred non-tobacco user basis, and 15 through 80 on a tobacco user basis. (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.) We reserve the right to issue above age 80. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue Ages 50 and above. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "," page 38)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application. As Owner, you may exercise every right provided by your contract. These rights and privileges end at the Insured's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving written notice to us. The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

    CONTRACT DATE CALCULATED TO BE 29th, 30th OR 31st OF MONTH

    No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

    PRE-AUTHORIZED CHECK PAYMENT PLAN (PAC) OR COMBINED BILLING (CB)--PREMIUM WITH APPLICATION

    If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

    GOVERNMENT ALLOTMENT (GA) AND FEDERAL ALLOTMENT (FA)

    If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment. Conversions

    CONVERSIONs

    If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase. The free look period expires on the latest of:

o 10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;

o 45 days after your application for the Contract or the increase in Specified Amount is signed; or

o   10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 43) The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a Premium payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o   we allow only one transfer each Contract Year from the Fixed Account;

o the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);

o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a written request for transfers. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 27.) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Standard Time to receive same day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

FREQUENT TRANSFERS AMONG SUBACCOUNTS. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation

Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

    o   the requirement of a minimum time period between each transfer;

    o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

    o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

    o implementing and administering redemption fees imposed by one or more of the Funds in the future; and

    o requiring that a written request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. Owners and persons with interests under the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain. We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

o   we have completed the designated number of transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o   you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins. We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permit each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:

o you request any transfer unless you authorize a change in allocation at that time; or

o   the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,

(3) reflect a change in the operation of the Variable Account; or

(4) provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

    GUARANTEED MINIMUM DEATH BENEFIT RIDER (GMDB)

    Issue Ages: Same as Contract; only available at issue

    This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

    There is no charge for this rider, but it must be requested at issue of the Contract.

    The Guaranteed Minimum Death Benefit Premium is the monthly Premium level, which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

    This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

    If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

    (1) terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or

    (2) pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

    If one of the above options are not selected, we will terminate your Contract and all riders.

    If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

    You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force. Reinstatement requires:

    (1) a Written Request to reinstate the rider;

    (2) evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and

    (3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

    We have the right to deny reinstatement of the rider more than once during the life of the Contract.

    This benefit terminates on the earlier of:

    (1) the date the contract terminates for any reason;

    (2) the date you cancel this rider;

    (3) the Insured's Age 65; or

    (4) when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

    You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.

    LIFETIME GUARANTEED MINIMUM DEATH BENEFIT RIDER (LGM)

    Issue Ages: Same as Contract; only available at issue

    This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

    The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

    This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

    If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

    (1) terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or

    (2) pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

    If one of the above options is not selected, we will terminate your Contract and all riders.

    If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

    You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force. Reinstatement requires:

    (1) a Written Request to reinstate the rider;

    (2) evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and

    (3) payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

    We have the right to deny reinstatement of the rider more than once during the life of the Contract.

    This benefit terminates on the earlier of:

    (1) the date the contract terminates for any reason;

    (2) the date you cancel this rider;

    (3) when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

    You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.

    DISABILITY CONTINUANCE OF INSURANCE (DCOI)

    Issue Ages: 15-55, renewal through age 59

    This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

    DISABILITY PREMIUM BENEFIT RIDER (DPB)

    Issue Ages: 15-55, renewal through 59

    This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

    ACCIDENTAL DEATH BENEFIT (ADB)

    Issue Ages: 5-60

    This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

    OPTION TO INCREASE SPECIFIED AMOUNT (ASSURED INSURABILITY - AI)

    Issue Ages: 0-38

    This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

    SPOUSE'S TERM INSURANCE (STI)

    Issue Ages: 15-50 (Spouse's age)

    This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

    CHILDREN'S TERM INSURANCE (CTI)

    Issue Ages: 14 Days - 17 Years (Children's ages)

    This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

    OTHER INSURED TERM INSURANCE (OI)

    Issue Ages: 0-65 (Other Insured's age)

    This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

    ADDITIONAL LIFE INSURANCE RIDER (ALI)

    Issue Ages: 0-80

    This rider provides level yearly renewable term coverage on the Insured, which counts towards the Death Benefit corridor. The minimum issue limit is $25,000. The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount. This term insurance may be converted to a new permanent contract at any time the rider is in force without evidence of insurability. If the Contract has Accidental Death Benefit coverage, it is also available on this rider.

    MATURITY EXTENSION RIDER (MER)

    Issue Ages: No restrictions

    This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

    MONTHLY BENEFIT RIDER (MBR)

    Issue Ages: 20-55

    This rider pays a monthly benefit at the death of the insured. The monthly benefit is in addition to the death benefit payable under the base Contract. The Monthly Benefit Amount increases annually by 3% while the insured is alive (although a level benefit amount option is available). At death, the benefit amount then inforce is frozen and is payable each month until the point in time specified in the policy. The coverage expires at the date shown in the policy.

    ACCELERATED DEATH BENEFIT/LIVING BENEFITS RIDER (LBR)

    Issue Ages: No restrictions

    This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit Proceeds (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:

      o Terminal Illness Option: This option is available if the Insured is
        -----------------------
        diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.

      o Nursing Home Option: This option is available after the Insured has been
        -------------------
        confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

    Under both options, the Death Benefit Proceeds and associated values will be reduced at the time the benefit is initially calculated.

    We can furnish you details about the amount of accelerated Death Benefit Proceeds available to you if you are eligible and the adjusted Premiums that would be in effect if less than the entire Death Benefit Proceeds are accelerated.

    When you request an acceleration of a portion of the Death Benefit Proceeds under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.

    You are not eligible for this benefit if a law or government agency requires you to:

    (1) exercise this option to satisfy the claims of creditors, or

    (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

    YOU SHOULD KNOW THAT ELECTING TO USE THE ACCELERATED DEATH BENEFIT COULD HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE ELECTING TO RECEIVE THIS BENEFIT. (SEE "," PAGE 38)

    THERE IS NO CHARGE FOR THIS RIDER.

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for non-tobacco users and one risk class for tobacco users. The non-tobacco costs of insurance rates for this rider are generally between the Contract's preferred and standard non-tobacco rates. The tobacco costs of insurance rates are near the Contract's tobacco rates. The costs of insurance rates for the Additional Life Insurance Rider are generally lower than the Contract's rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we will establish a Planned Premium amount set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may make additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a Premium expense charge from all Premiums prior to allocating them to your Contract.

    MINIMUM PREMIUM AMOUNTS. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make. (See "Planned Premiums," page 30) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

    MAXIMUM PREMIUM INFORMATION. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "," page 38)

Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "" page 38)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See "ALLOCATIONS AND TRANSFERS," page 22)

    GENERAL PREMIUM INFORMATION. We will not accept Premiums after the Maturity Date. You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans," page 35)

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you or your account to government regulators.

    PLANNED PREMIUMS. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See "Premiums to Prevent Lapse," page 31, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

    GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:

o   the amount of accumulated Guaranteed Monthly Premiums in effect; and

o additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date and five years after the effective date of an increase in Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

o   re-calculate the Guaranteed Monthly Premium;

o   notify you of the new Guaranteed Monthly Premium; and

o    amend your Contract to reflect the change.

    PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period. We will notify you of the new Guaranteed Monthly Premium for this period. If an increase is made after the initial five Contract Years, there will be no Guaranteed Payment Period applicable. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Changes in Specified Amount," page 34)

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

    AFTER THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

    DURING THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if:

o there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and

o the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 31)

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

o the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and

o enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

    GRACE PERIOD. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 33) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any will be returned. (See "Reinstatement," page 38)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See "Premiums to Prevent Lapse," page 32) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 31, and "GRACE PERIOD," page 31) However, we also offer an optional Guaranteed

Minimum Death Benefit Rider, which guarantees the Death Benefit provided certain requirements are met. (See "Supplemental and/or Rider Benefits," page 27)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus on amounts in the Variable Account that exceed $25,000. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the Variable Account Value that exceeds $25,000 at the end of each Contract Month. We pay these bonus amounts out of the savings we derive from the higher values of the Contract and the Contracts that have been in force for longer periods of time. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o   Premiums paid;

o   performance of the selected Subaccounts;

o   interest credited on amounts allocated to the Fixed Account;

o   interest credited on amounts in the Loan Account;

o   charges assessed under the Contracts;

o   transfers;

o   partial surrenders;

o   loans and loan repayments; and

o   any bonuses paid on the Monthly Anniversary Day.

    SUBACCOUNT VALUES. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

o   we take the allocated portion of the Monthly Deduction from the Subaccount;

o   you make a loan;

o   you transfer an amount from the Subaccount; or

o you take a partial surrender ( including the partial surrender fee) from the Subaccount.

    ACCUMULATION UNIT VALUES. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

    NET INVESTMENT FACTOR. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

    FIXED ACCOUNT VALUE. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o   all Premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o   interest credited on such Premiums and amounts transferred; less

o   the amount of any transfers from the Fixed Account; less

o the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less

o   the pro-rata portion of the Monthly Deduction deducted from the Fixed
Account.

    LOAN ACCOUNT VALUE. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. (See "Surrendering the Contract for Cash Surrender Value," page 36) We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Kansas City Life will also be closed on the day after Thanksgiving Day and the day after Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See "Payment of Proceeds," page 38) or, if you prefer, under a payment option. (See "Payment Options," page 37) We will pay the Death Benefit Proceeds to the beneficiary. (See "Selecting and Changing the Beneficiary," page 35)

AMOUNT OF DEATH BENEFIT PROCEEDS

The Death Benefit Proceeds are equal to the following:

o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o   any supplemental and/or rider benefits; plus

o   any cost of insurance charges deducted beyond the date of death; minus

o   any Loan Balance on that date; minus

o any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the Death Benefit, regardless of the performance of the Subaccounts. (See "Supplemental and/or Rider Benefits," page 25)

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of three Coverage Options, which will be used to determine the Death Benefit:

o   Option A: Death Benefit is the Specified Amount. Option A generally provides
    --------
    a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

o   Option B: Death Benefit is at least equal to the Specified Amount plus the
    --------
    Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

o   Option C: Death Benefit is at least equal to the Specified Amount plus the
    --------
    total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made. The more premiums you pay and the less you withdraw, the larger the death benefit will be.

Under all three Coverage Options we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages below 50 and $50,000 for issue Ages 50 and above. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A. The new Specified Amount will be the Death Benefit as of the effective date of the change. The Death Benefit will remain the same. The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option
C. Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability. The Specified Amount does not change. The new Death Benefit will be the Specified Amount plus the Contract Value as of the effective date of change. The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.

A CHANGE IN COVERAGE OPTION MAY HAVE TAX CONSEQUENCES. (SEE "," PAGE 38) YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE COVERAGE OPTION.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

CHANGES IN THE SPECIFIED AMOUNT MAY HAVE TAX CONSEQUENCES.(SEE "", PAGE 38) YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE SPECIFIED AMOUNT.

    DECREASES. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium. (See "Surrender Charge," page 20)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:

o   to help ensure compliance with the guideline premium limitations;

o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;

o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

    INCREASES. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

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Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.) In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:

o a change in Planned Premiums may be advisable. (See "Premiums Upon Increase in Specified Amount," page 32); and

o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 31) The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 20) For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 22)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 43) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send loan proceeds to you, usually within seven calendar days. (See "Payment of Proceeds," page 38)

    INTEREST. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

    LOAN COLLATERAL. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

    PREFERRED LOAN PROVISION. Beginning in the eleventh Contract Year, an additional type of loan may be available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum

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

amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. (See "", page 38) You should consult a tax adviser if you are considering taking out a preferred loan.

    LOAN REPAYMENT. You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

    EFFECT OF CONTRACT LOAN. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. (See "," page 38), for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct the Loan Balance from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 33)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premiums to Prevent Lapse," page 31.)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge," page 20) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 38) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 37) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (SEE "," PAGE 38)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 38) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 20) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. PARTIAL SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "," page 38)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We have the right to reject a partial surrender request if:

o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or

o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the Death Benefit. We will process partial surrender requests as of the date we receive your Written Request or request by telephone, facsimile or electronic mail, and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 38)

MATURITY BENEFIT

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the next Contract Anniversary following the Insured's 100th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

    OPTION 1: INTEREST PAYMENTS. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

    OPTION 2: INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

    OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

    OPTION 4: LIFE INCOME. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

    OPTION 5: JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

    MINIMUM AMOUNTS. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

    CHOICE OF OPTIONS. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice. Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

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

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;

(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

    LEGACY ACCOUNT. As described below, Kansas City Life will pay Death Benefit proceeds through Kansas City Life's Legacy Account. Kansas City Life places proceeds to be paid through the Legacy Account in their general account. The Legacy Account pays interest and provides check-writing privileges under which we reimburse the bank that pays the check out of the proceeds held in our general account. Kansas City Life will forward a checkbook to the Owner or Beneficiary within 7 calendar days of a scheduled payout. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to proceeds by writing a check on the account. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Legacy Account is closed. The Legacy Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

We will pay Death Benefit proceeds through the Legacy Account when:

o   the proceeds are paid to an individual; and

o   the amount of proceeds is $5,000 or more.

Any other use of the Legacy Account requires our approval.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account. Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

    IN GENERAL. We believe that the Death Benefit under a Contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Contract's flexibility with respect to premium payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC. In general, a Contract will be classified as a Modified Endowment Contract if the amount of premiums paid into the Contract causes the Contract to fail the "7-pay test." A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a "material change" in the Contract's benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract. A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

(2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

    DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM CONTRACTS THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

    CONTRACT LOANS. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

    MULTIPLE CONTRACTS. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

    WITHHOLDING. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

    CONTINUATION OF THE CONTRACT BEYOND AGE 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

    BUSINESS USES OF THE CONTRACTS. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

    NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CONTRACTS. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a beneficiary of a Contract.

    ACCELERATED DEATH BENEFIT/LIVING BENEFITS RIDER. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear. A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under this rider.

    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

    ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death. The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

    ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

    OTHER TAX CONSIDERATIONS. The transfer of the Contract or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts). We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

The Franklin Templeton Variable Insurance Products Trust, the Seligman Portfolios, Inc., and the American Century Variable Portfolios (in connection with the American Century VP Inflation Protection Fund (Class II)), each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. The maximum commissions payable for sales by Sunset Financial are: 85% of premiums up to one target premium and 2% of premiums above that amount paid in the first Contract year; 2% of target premium in Contract years 2 through 7; and 0% of target premium paid in Contract Years thereafter. There is an asset based trail commission of 0.15% of the account value in years two and beyond. When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial. For premiums received following an increase in Specified Amount, commissions on such premiums are paid based on the target premium for the increase in accordance with the commission rates described above. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or premium payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses. Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

    transfer of Contract Value;

    change in Premium allocation;

    change in dollar cost averaging;

    change in portfolio rebalancing; or

    Contract loan.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Standard Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Standard Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including the Company and its subsidiaries, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.

In addition to the above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions. Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these other claims and legal actions would have no material effect on the Company's business, results of operations or financial position.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information. As discussed in Note 2 to the financial statements, the Variable Account has restated its financial statements for each of the years in the four-year period ended December 31, 2004.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The financial statements for the Variable Account can also be viewed at www.kclife.com.

DEFINITIONS

Accumulation Unit                       An accounting unit used to measure the net investment results of each of the
                                        Subaccounts.

Age                                     The Insured's age on his/her last birthday as of or on each Contract Anniversary.
                                        The Contract is issued at the Age shown in the Contract.

Allocation Date                         The date we apply your initial Premium to your Contract. We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the
                                        Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary                             The person you designate to receive any Proceeds payable at the death of the
                                        Insured.

Cash Surrender Value                    The Contract Value less any applicable Surrender Charge and any Contract Loan
                                        Balance.

Contract Anniversary                    The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                           The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value                          Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year                           Any period of twelve months starting with the Contract Date or any Contract
                                        Anniversary.

Coverage Options                        Death Benefit options available which affect the calculation of the Death Benefit.
                                        Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract
                                        Value. Option C provides a Death Benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Benefit Proceeds                  The amount of Proceeds payable upon the Insured's death.

Fixed Account Value                     Measure of value accumulating in the Fixed Account.

Grace Period                            A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums. This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium              A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period               The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office                             When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.
                                        Transaction requests and other types of Written Notices should be sent to P.O. Box
                                        219364, Kansas City, Missouri 64121-9364. The telephone number at our Variable
                                        Administration office is 800-616-3670.

Insured                                 The person whose life we insure under the Contract.

Lapse                                   Termination of the Contract because there is not enough value in the Contract when the Grace Period ends.

Loan Account                            Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value                      Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance                            The sum of all outstanding Contract loans plus accrued interest.

Maturity Date                           The date when Death Benefit coverage terminates and we pay you any Cash
                                        Surrender Value.

Monthly Anniversary Day                 The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                       The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each
                                        Monthly Anniversary Day.

Net Investment Factor                   An index used to measure Subaccount performance.

Owner, You, Your                        The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums                        The amount and frequency of Premiums you chose to pay in your last instructions to
                                        us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium (s)/ Premium Payment(s)         The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and
                                        Unscheduled Premiums.

Proceeds                                The total amount we are obligated to pay.

Reallocation Date                       The date on which the Contract Value we initially allocated to the Federated Prime
                                        Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the Premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount                        The amount of insurance coverage on the Insured. The actual Death Benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts                             The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value                        Measure of the value in a particular Subaccount.

Unscheduled Premium                     Any Premium other than a Planned Premium.

Valuation Day                           Each day on which the New York Stock Exchange is open for business.

Valuation Period                        The interval of time beginning at the close of normal trading on the New York Stock
                                        Exchange on one Valuation Day and ending at the close of normal trading on the
                                        New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading occurs at 3 p.m. Central Standard Time. The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value                  The Variable Account Value is equal to the sum of all Subaccount Values of a
                                        Contract.

We, Our, Us                             Kansas City Life Insurance Company

Written Notice/Written Request          A written notice or written request in a form satisfactory to us that is signed by the
                                        Owner and received at the Home Office.

                                   APPENDIX A

                        INITIAL SURRENDER CHARGE FACTORS

                         PER $1,000 OF SPECIFIED AMOUNT

=====================================================================================================================
Issue     Female     Male     Issue     Female     Male      Issue     Female     Male      Issue    Female     Male
 Age                           Age                            Age                            Age
=====================================================================================================================
 0        6.02       6.45      23       12.77      13.68      46       23.84      27.25      69      42.53      42.85
---------------------------------------------------------------------------------------------------------------------
 1        6.02       6.45      24       13.26      14.21      47       24.05      27.49      70      42.97      42.97
---------------------------------------------------------------------------------------------------------------------
 2        6.02       6.45      25       13.78      14.76      48       24.29      27.76      71      43.26      43.60
---------------------------------------------------------------------------------------------------------------------
 3        6.02       6.45      26       14.39      15.42      49       24.56      28.06      72      43.43      43.78
---------------------------------------------------------------------------------------------------------------------
 4        6.02       6.45      27       15.05      16.13      50       24.86      28.42      73      43.47      43.83
---------------------------------------------------------------------------------------------------------------------
 5        6.02       6.45      28       15.76      16.89      51       25.23      28.83      74      43.76      44.12
---------------------------------------------------------------------------------------------------------------------
 6        6.52       6.99      29       16.51      17.69      52       25.65      29.31      75      43.92      44.28
---------------------------------------------------------------------------------------------------------------------
 7        6.99       7.49      30       16.69      18.54      53       26.15      29.89      76      44.07      44.43
---------------------------------------------------------------------------------------------------------------------
 8        7.42       7.95      31       17.47      19.41      54       26.73      30.54      77      44.21      44.58
---------------------------------------------------------------------------------------------------------------------
 9        7.83       8.39      32       18.24      20.27      55       27.30      31.20      78      44.34      44.71
---------------------------------------------------------------------------------------------------------------------
 10       8.22       8.81      33       19.01      20.42      56       28.01      32.02      79      44.46      44.84
---------------------------------------------------------------------------------------------------------------------
 11       8.58       9.20      34       19.74      21.20      57       28.83      32.94      80      44.58      45.34
---------------------------------------------------------------------------------------------------------------------
 12       8.93       9.57      35       20.40      21.91      58       29.74      33.98      81      44.00      45.34
---------------------------------------------------------------------------------------------------------------------
 13       9.28       9.95      36       20.78      22.49      59       30.76      35.15      82      44.00      45.34
---------------------------------------------------------------------------------------------------------------------
 14       9.62       10.31     37       21.38      22.97      60       31.89      36.45      83      44.00      45.34
---------------------------------------------------------------------------------------------------------------------
 15       9.94       10.65     38       21.76      23.37      61       33.14      37.87      84      43.75      45.34
---------------------------------------------------------------------------------------------------------------------
 16       10.26      11.00     39       22.06      24.35      62       34.48      39.41      85      43.25      45.34
---------------------------------------------------------------------------------------------------------------------
 17       10.58      11.34     40       22.29      24.77      63       35.97      41.10
---------------------------------------------------------------------------------------------------------------------
 18       10.91      11.69     41       23.28      24.95      64       37.56      41.59
---------------------------------------------------------------------------------------------------------------------
 19       11.23      12.03     42       23.41      25.08      65       39.27      41.79
---------------------------------------------------------------------------------------------------------------------
 20       11.56      12.39     43       23.49      25.17      66       40.45      42.21
---------------------------------------------------------------------------------------------------------------------
 21       11.93      12.78     44       23.58      25.26      67       41.25      42.46
---------------------------------------------------------------------------------------------------------------------
 22       12.33      13.22     45       23.66      27.04      68       41.96      42.58
=====================================================================================================================

                                   APPENDIX B

         SURRENDER CHARGE PERCENTAGES OF INITIAL SURRENDER CHARGE FACTOR

=====================================================================================================================
Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
---------------------------------------------------------------------------------------------------------------------
    Do not grade between Years 15-16
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                   Ages------>
---------------------------------------------------------------------------------------------------------------------
       Year        0-15        16-45       46-50        51-55        56-60        61-65        66-70        71+
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        1          50%         45%          50%          65%          75%          85%          95%         100%
---------------------------------------------------------------------------------------------------------------------
        2          75%         73%          75%          83%          88%          93%          98%         100%
---------------------------------------------------------------------------------------------------------------------
        3          100%        100%         100%         100%         100%         100%         100%        100%
---------------------------------------------------------------------------------------------------------------------
        4          100%        100%         100%         100%         100%         100%         100%        100%
---------------------------------------------------------------------------------------------------------------------
        5          100%        100%         100%         100%         100%         100%         100%        100%
---------------------------------------------------------------------------------------------------------------------
        6          90%         90%          90%          90%          90%          90%          90%         90%
---------------------------------------------------------------------------------------------------------------------
        7          80%         80%          80%          80%          80%          80%          80%         80%
---------------------------------------------------------------------------------------------------------------------
        8          70%         70%          70%          70%          70%          70%          70%         70%
---------------------------------------------------------------------------------------------------------------------
        9          60%         60%          60%          60%          60%          60%          60%         60%
---------------------------------------------------------------------------------------------------------------------
       10          50%         50%          50%          50%          50%          50%          50%         50%
---------------------------------------------------------------------------------------------------------------------
       11          40%         40%          40%          40%          40%          40%          40%         40%
---------------------------------------------------------------------------------------------------------------------
       12          32%         32%          32%          32%          32%          32%          32%         32%
---------------------------------------------------------------------------------------------------------------------
       13          24%         24%          24%          24%          24%          24%          24%         24%
---------------------------------------------------------------------------------------------------------------------
       14          16%         16%          16%          16%          16%          16%          16%         16%
---------------------------------------------------------------------------------------------------------------------
       15          8%          8%           8%           8%           8%           8%           8%          8%
---------------------------------------------------------------------------------------------------------------------
       16+         0%          0%           0%           0%           0%           0%           0%          0%
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                         1

ADDITIONAL CONTRACT INFORMATION                                                1

   SPECIALIZED USES OF THE CONTRACT                                            1
   INCONTESTABILITY                                                            1
   SUICIDE EXCLUSION                                                           1
   MISSTATEMENT OF AGE OR SEX                                                  1
   ASSIGNMENT                                                                  1
   REDUCED CHARGES FOR ELIGIBLE GROUPS                                         1

ADDITIONAL PREMIUM INFORMATION                                                 2

   GENERALLY                                                                   2
   PLANNED PREMIUM PAYMENTS                                                    2
   PREMIUM TO PREVENT LAPSE                                                    2

UNDERWRITING REQUIREMENTS                                                      2

SALE OF THE CONTRACT                                                           3

PERFORMANCE DATA                                                               3

   YIELDS AND TOTAL RETURNS                                                    3
   MONEY MARKET SUBACCOUNTS YIELDS                                             4
   TOTAL RETURNS                                                               4

OTHER INFORMATION                                                              5

   RESOLVING MATERIAL CONFLICTS                                                5
   MINIMUM GUARANTEED AND CURRENT INTEREST RATES                               5
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS         5
   REPORTS TO CONTRACT OWNERS                                                  6
   EXPERTS                                                                     6
   LEGAL MATTERS                                                               6
   ADDITIONAL INFORMATION                                                      6
   FINANCIAL STATEMENTS                                                        6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life , including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that
                                                  --------------------
contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW , Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 BROADWAY
                                 P.O. BOX 219364
                        KANSAS CITY, MISSOURI 64121-9364
                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE ....................... 1

ADDITIONAL CONTRACT INFORMATION .............................................. 1

   SPECIALIZED USES OF THE CONTRACT .......................................... 1
   INCONTESTABILITY .......................................................... 1
   SUICIDE EXCLUSION ......................................................... 1
   MISSTATEMENT OF AGE OR SEX ................................................ 1
   ASSIGNMENT ................................................................ 1
   REDUCED CHARGES FOR ELIGIBLE GROUPS ....................................... 1

ADDITIONAL PREMIUM INFORMATION ............................................... 2

   GENERALLY ................................................................. 2
   PLANNED PREMIUMS .......................................................... 2
   PREMIUMS TO PREVENT LAPSE ................................................. 2

UNDERWRITING REQUIREMENTS .................................................... 2

SALE OF THE CONTRACTS ........................................................ 3

PERFORMANCE DATA.............................................................. 3

   YIELDS AND TOTAL RETURNS .................................................. 3
   MONEY MARKET SUBACCOUNT YIELDS ............................................ 4
   TOTAL RETURNS ............................................................. 4

OTHER INFORMATION ............................................................ 5

   RESOLVING MATERIAL CONFLICTS .............................................. 5
   MINIMUM GUARANTEED AND CURRENT INTEREST RATES ............................. 5
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS ....... 5
   REPORTS TO CONTRACT OWNERS................................................. 6
   EXPERTS.................................................................... 6
   LEGAL MATTERS.............................................................. 6
   ADDITIONAL INFORMATION .................................................... 6
   FINANCIAL STATEMENTS ...................................................... 6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. USING A CONTRACT FOR A SPECIALIZED PURPOSE MAY HAVE TAX CONSEQUENCES. (SEE "TAX CONSIDERATIONS" IN THE PROSPECTUS.)

INCONTESTABILITY

After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

o   the cost of insurance deductions that have been made; and

o   the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o   nature of the association and its organizational framework;

o   method by which sales will be made to the members of the class;

o facility with which Premiums will be collected from the associated individuals;

o   association's capabilities with respect to administrative tasks;

o   anticipated persistency of the Contract;

o   size of the class of associated individuals;

o   number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUMS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium payment or the total Premiums paid, as discussed in the Prospectus.

PREMIUMS TO PREVENT LAPSE

Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

A. DURING THE GUARANTEED PAYMENT PERIOD. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

B. AFTER THE GUARANTEED PAYMENT PERIOD. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the 4 risk classes, based on underwriting: Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class. Standard Non-tobacco rates are available for Issue Ages 0-80. Standard Tobacco and Preferred Non-tobacco rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

o The Preferred Non-tobacco risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as non-tobaccos.

o Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco. If an Insured does not qualify as a non-tobacco, cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

o We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

=====================================================================================================
  Fiscal year          Aggregate Amount of            Aggregate Amount of Commissions Retained by
                   Commissions Paid to Sunset      Sunset Financial After Payments to its Registered
                           Financial*                      Persons and Other Broker-Dealers
-----------------------------------------------------------------------------------------------------
     2003                $2,675,443.00                                 $ 78,720.00
     2004                $2,781.947.00                                 $127,807.00
     2005                $2,892,011.00                                 $163,737.00
=====================================================================================================

  * Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges"). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured's age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

KPMG
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005; the statement of net assets of the Variable Account as of December 31, 2005 and the related statement of operations for the year ended December 31, 2005 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2005, and financial highlights for each of the years in the five-year period ended December 31, 2005; our report on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2005; and our report on the effectiveness of internal control over financial reporting as of December 31, 2005, have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Our report on the Variable Account refers to the restatement of its financial statements for each of the years in the four-year period ended December 31, 2004.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life, has examined actuarial matters in this Prospectus.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

o   consolidated balance sheet as of December 31, 2005 and 2004; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2005.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o   statement of net assets as of December 31, 2005; and

o related statement of operations for the year ended December 31, 2005, statements of changes in net assets for each of the years in the two-year period ended December 31, 2005, and financial highlights for each of the years in the five-year period ended December 31, 2005. As discussed in Note 2 to the financial statements, the Variable Account has restated its financial statements for each of the years in the four-year period ended December 31, 2004.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                                       December 31
                                                                            -----------------------------------
                                                                                 2005                 2004
                                                                            --------------       --------------
ASSETS
Investments:
    Fixed maturity securities available for sale, at fair value
            (amortized cost: 2005 - $2,830,926; 2004 - $2,863,781)          $    2,865,476       $    2,962,114
    Equity securities available for sale, at fair value
            (cost: 2005 - $52,143; 2004 - $61,812)                                  52,775               63,099
    Mortgage loans                                                                 458,668              430,632
    Real estate                                                                     81,870               91,519
    Policy loans                                                                   101,088              108,546
    Short-term investments                                                          46,383               67,980
    Other investments                                                                2,179                2,081
                                                                            --------------       --------------
            Total investments                                                    3,608,439            3,725,971

Cash                                                                                10,985                4,147
Accrued investment income                                                           40,002               39,928
Deferred acquisition costs                                                         226,963              229,712
Value of business acquired                                                          89,505               96,853
Reinsurance receivables                                                            163,347              156,839
Property and equipment                                                              29,954               31,595
Other assets                                                                        21,964               27,118
Separate account assets                                                            367,860              353,983
                                                                            --------------       --------------
            Total assets                                                    $    4,559,019       $    4,666,146
                                                                            ==============       ==============

LIABILITIES
Future policy benefits                                                      $      860,284       $      863,754
Policyholder account balances                                                    2,278,418            2,295,783
Policy and contract claims                                                          36,355               34,200
Other policyholder funds                                                            93,197               96,853
Notes payable                                                                       27,282               92,220
Income taxes                                                                        40,155               53,703
Other liabilities                                                                  175,249              182,754
Separate account liabilities                                                       367,860              353,983
                                                                            --------------       --------------
            Total liabilities                                                    3,878,800            3,973,250
                                                                            --------------       --------------

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
    Authorized 36,000,000 shares,
            issued 18,496,680 shares                                                23,121               23,121
Additional paid in capital                                                          25,063               24,279
Retained earnings                                                                  756,807              733,499
Accumulated other comprehensive income (loss)                                       (8,406)              26,231
Less treasury stock, at cost (2005 - 6,578,046 shares;
 2004 - 6,550,287 shares)                                                         (116,366)            (114,234)
                                                                            --------------       --------------
                  Total stockholders' equity                                       680,219              692,896
                                                                            --------------       --------------

                  Total liabilities and stockholders' equity                $    4,559,019       $    4,666,146
                                                                            ==============       ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                               Year Ended December 31
                                                        -------------------------------------
                                                           2005          2004         2003
                                                        ---------     ---------     ---------
REVENUES
Insurance revenues:
    Premiums                                            $ 179,891     $ 188,881     $ 211,468
    Contract charges                                      114,745       115,710       110,006
    Reinsurance ceded                                     (55,597)      (54,490)      (48,830)
                                                        ---------     ---------     ---------
            Total insurance revenues                      239,039       250,101       272,644
Investment revenues:
    Net investment income                                 194,608       197,975       194,763
    Realized investment gains (losses)                      6,113        45,929       (29,280)
Other revenues                                             10,312         8,468         9,387
                                                        ---------     ---------     ---------
            Total revenues                                450,072       502,473       447,514
                                                        ---------     ---------     ---------

BENEFITS AND EXPENSES
Policyholder benefits                                     176,209       185,155       207,914
Interest credited to policyholder account balances         92,121        96,497        92,278
Amortization of deferred acquisition costs
    and value of business acquired                         42,429        43,477        40,424
Operating expenses                                         89,688        95,661        97,667
                                                        ---------     ---------     ---------
            Total benefits and expenses                   400,447       420,790       438,283
                                                        ---------     ---------     ---------

Income before income tax expense (benefit)                 49,625        81,683         9,231

Income tax expense (benefit)                               13,441        23,996        (5,562)
                                                        ---------     ---------     ---------
NET INCOME                                              $  36,184     $  57,687     $  14,793
                                                        =========     =========     =========
Basic and diluted earnings per share:
    Net income                                          $    3.03     $    4.83     $    1.24
                                                        =========     =========     =========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)

                                                                  Year Ended December 31
                                                        -------------------------------------------
                                                            2005            2004           2003
                                                        -----------     -----------     -----------
COMMON STOCK, beginning and end of year                 $    23,121     $    23,121     $    23,121
                                                        -----------     -----------     -----------
ADDITIONAL PAID IN CAPITAL
Beginning of year                                            24,279          23,310          22,605
Excess of proceeds over cost of treasury stock sold             784             969             705
                                                        -----------     -----------     -----------

   End of year                                               25,063          24,279          23,310
                                                        -----------     -----------     -----------
RETAINED EARNINGS
Beginning of year                                           733,499         688,800         686,847
Net income                                                   36,184          57,687          14,793
Stockholder dividends of $1.08 per share
   (2004 - $1.08; 2003 - $1.08)                             (12,876)        (12,988)        (12,840)
                                                        -----------     -----------     -----------

   End of year                                              756,807         733,499         688,800
                                                        -----------     -----------     -----------
ACCUMULATED OTHER COMPREHENSIVE
   INCOME (LOSS)
Beginning of year                                            26,231          23,418         (24,437)
Other comprehensive income (loss)                           (34,637)          2,813          47,855
                                                        -----------     -----------     -----------
   End of year                                               (8,406)         26,231          23,418
                                                        -----------     -----------     -----------
TREASURY STOCK, at cost
Beginning of year                                          (114,234)       (114,211)       (110,639)
Cost of 50,689 shares acquired
   (2004 - 12,227 shares; 2003 - 96,472 shares)              (2,458)           (506)         (3,925)
Cost of 22,930 shares sold
   (2004 - 34,027 shares; 2003 - 24,882 shares)                 326             483             353
                                                        -----------     -----------     -----------

   End of year                                             (116,366)       (114,234)       (114,211)
                                                        -----------     -----------     -----------

TOTAL STOCKHOLDERS' EQUITY                              $   680,219     $   692,896     $   644,438
                                                        ===========     ===========     ===========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)

                                                             Year Ended December 31
                                                     ---------------------------------------
                                                        2005         2004           2003
                                                     ---------     ---------     -----------
OPERATING ACTIVITIES
Net income                                           $  36,184     $  57,687     $    14,793
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Amortization of investment premium (discount)     10,493        13,387           4,287
      Depreciation                                       4,289         5,175          12,949
      Acquisition costs capitalized                    (28,092)      (29,006)        (31,903)
      Amortization of deferred acquisition costs        35,608        36,080          33,431
      Amortization of value of business acquired         6,821         7,397           6,993
      Realized investment (gains) losses                (6,113)      (45,929)         29,280
      Changes in assets and liabilities:
         Future policy benefits                         (3,470)        1,345          18,086
         Policyholder account balances                 (19,263)       (3,342)         32,335
         Income taxes payable and deferred               5,064        16,124         (17,237)
      Other, net                                         8,529       (23,185)         (8,867)
                                                     ---------     ---------     -----------
      Net cash provided                                 50,050        35,733          94,147
                                                     ---------     ---------     -----------

INVESTING ACTIVITIES
Purchases of investments:
   Fixed maturity securities                          (548,979)     (726,948)     (1,251,481)
   Equity securities                                    (5,690)       (6,957)         (4,279)
   Mortgage loans                                     (109,561)      (72,265)       (149,344)
   Real estate                                         (17,725)       (8,287)        (41,329)
   Other investment assets                                 (98)       (1,179)              -
Sales of investments:
   Fixed maturity securities                           175,317       159,095         188,849
   Equity securities                                     6,296         4,730          17,036
   Real estate                                          33,267        72,092          20,226
   Other investment assets                              29,055         9,717         123,027
Maturities and principal paydowns of investments:
   Fixed maturity securities                           394,366       421,974         725,589
   Equity securities                                     9,026         2,765           8,771
   Mortgage loans                                       82,414        98,689         158,195
Net additions to property and equipment                 (1,061)       (1,686)           (969)
Insurance business acquired                                  -             -         (52,264)
                                                     ---------     ---------     -----------
      Net cash provided (used)                          46,627       (48,260)       (257,973)
                                                     ---------     ---------     -----------

FINANCING ACTIVITIES
Proceeds from borrowings                                45,315        13,575          35,061
Repayment of borrowings                               (110,252)      (55,025)           (634)
Deposits on policyholder account balances              242,613       271,133         338,089
Withdrawals from policyholder account balances        (245,927)     (205,749)       (180,801)
Net transfers to separate accounts                       5,213       (12,009)         (9,427)
Change in other deposits                               (12,577)       (3,239)          2,629
Cash dividends to stockholders                         (12,876)      (12,988)        (12,840)
Net disposition (acquisition) of treasury stock         (1,348)          946          (2,867)
                                                     ---------     ---------     -----------
      Net cash provided (used)                         (89,839)       (3,356)        169,210
                                                     ---------     ---------     -----------
Increase (decrease) in cash                              6,838       (15,883)          5,384
Cash at beginning of year                                4,147        20,029          14,645
                                                     ---------     ---------     -----------
      Cash at end of year                            $  10,985     $   4,146     $    20,029
                                                     =========     =========     ===========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies: Kansas City Life Insurance Company (Kansas City Life) the parent company, and wholly owned subsidiaries Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American).

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the fair value of certain invested assets.

BUSINESS CHANGES
As of year-end 2005, the Company's reportable segments have been redefined from prior reports where Sunset Life was identified and reported as a separate operating segment. In this and future reports, the results of Sunset Life are combined with the individual insurance business of Kansas City Life, into the Individual Insurance segment. While Sunset Life will continue as a life insurance company with its current block of business, its operating results are combined with the individual insurance business of Kansas City Life since the nature of the products and services, the types of customers and distribution methods are essentially the same as that of Kansas City Life. The segment reporting of prior years has been restated for the change in reportable segments. As a result, the Company now has three reportable business segments, which are defined based on the nature of the products and services offered:
Individual Insurance, Group Insurance and Old American.

On June 30, 2003, the Company acquired all of the issued and outstanding stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The financial position and results of operations of GuideOne have been included in these financial statements on a GAAP basis using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into Kansas City Life. For segment reporting purposes, GuideOne is included in the Individual Insurance segment.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses, net of adjustments to deferred acquisition costs
(DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive income in stockholders' equity. The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized. The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist of low income housing tax credit ("LIHTC") investments, which are not material to the financial statements. Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company's equity in earnings since acquisition.

Policy loans are carried at cost, less principal payments received. Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of
Note 1.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information about DAC at December 31.

                                                                          2005           2004            2003
                                                                       ---------     ------------     ---------
Balance at beginning of year                                           $ 229,712     $    237,702     $ 243,120
Capitalization of commissions, sales and issue expenses                   28,092           29,006        31,902
Gross amortization                                                       (48,699)         (49,814)      (47,698)
Accrual of interest                                                       13,091           13,734        14,267
Amortization due to realized investment losses                                78              304           879
Change in DAC due to unrealized investment (gains) losses                  4,689           (1,220)       (4,768)
                                                                       ---------     ------------     ---------
Balance at end of year                                                 $ 226,963     $    229,712     $ 237,702
                                                                       =========     ============     =========

VALUE OF BUSINESS ACQUIRED (VOBA)
When a new block of business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA). VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period's income as an unlocking adjustment.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of
Note 1.

In 2003, VOBA was established in the amount of $38,005 from the purchase of GuideOne. The following table provides information about VOBA at December 31.

                                                                          2005          2004          2003
                                                                       ---------     ---------     ---------
Balance at beginning of year                                           $  96,853     $ 106,334     $  75,322
Purchase of GuideOne Life                                                      -             -        38,005
Gross amortization                                                       (13,996)      (15,253)      (14,716)
Accrual of interest                                                        6,546         7,294         7,723
Amortization due to realized investment losses                                 7             -             -
Change in VOBA due to unrealized investment (gains) losses                    95        (1,522)            -
                                                                       ---------     ---------     ---------
Balance at end of year                                                 $  89,505     $  96,853     $ 106,334
                                                                       =========     =========     =========

The accrual of interest for Old American VOBA was calculated at a 13% interest rate for the life block and a 7% rate for the accident and health block. For the GuideOne acquisition VOBA, a 5.2% interest rate was used on the interest sensitive block, a 4.1% interest rate was used on the deferred annuity block and a 5.3% interest rate was used on the traditional life block. For the VOBA on an acquired block of business a 7% interest rate was used on the traditional life portion and a 5.4% interest rate was used on the interest sensitive portion. The interest rates used in the calculation of

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years 2006 through 2010 is $7,490, $7,367, $7,151, $7,079, and $6,771, respectively.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                                          2005          2004          2003
                                                                       ---------     ---------     ---------
Balance at beginning of year                                           $ 353,983     $ 304,691     $ 244,862

Deposits on variable policyholder contracts                               49,360        64,558        68,447
Transfers to general account                                              (6,040)       (9,904)      (24,318)
Investment performance                                                    25,131        37,283        50,402
Policyholder benefits                                                    (40,890)      (29,172)      (21,836)
Contract charges                                                         (13,684)      (13,473)      (12,866)
                                                                       ---------     ---------     ---------
Balance at end of year                                                 $ 367,860     $ 353,983     $ 304,691
                                                                       =========     =========     =========

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided. A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.
Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations, based upon past claims experience, claim trends and industry experience.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides detail about future policy benefits at December 31.

                                                      2005            2004
                                                   ---------       ---------
Life insurance                                     $ 724,033       $ 731,194
Immediate annuities and
    supplementary contracts
        with life contingencies                       91,300          88,374
                                                   ---------       ---------
        Total                                        815,333         819,568

Accident and health insurance                         44,951          44,186
                                                   ---------       ---------
        Total future policy benefits               $ 860,284       $ 863,754
                                                   =========       =========

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and fixed deferred annuity products represent policyholder account balances, without reduction for potential surrender charges, and deferred front-end contract charges, which are amortized over the term of the policies. Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.75% (2004 - 3.00% to 5.75%; 2003 - 3.00% to 6.25%).

The following table provides detail about policyholder account balances at December 31.

                                                        2005                 2004
                                                   --------------       --------------
Universal life insurance                           $    1,072,021       $    1,087,181
Fixed deferred annuities                                1,131,297            1,127,902
Other                                                      75,100               80,700
                                                   --------------       --------------
  Policyholder account balances                    $    2,278,418       $    2,295,783
                                                   ==============       ==============

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future taxable income is not expected a valuation allowance against deferred income tax assets may be required.

PARTICIPATING POLICIES
Participating business at year-end 2005 approximates 5% of statutory premiums and 7% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers primarily to protect the Company against adverse fluctuations in mortality experience. The Company also assumes risks ceded by other companies. Reinsurance is effected on individual risks and through various quota share arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,923,831 shares (2004 - 11,932,109 shares; 2003 - 11,944,291 shares). The number of shares outstanding at year-end was 11,918,634 (2004 - 11,946,393).

COMPREHENSIVE INCOME (LOSS)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA, policyholder account balances, and the change in the additional minimum pension liability. Other comprehensive income (loss) includes deferred income taxes on these items.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS
In March 2004, the Emerging Issues Task Force reached further consensus on Issue No. 03-1 "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance for determining the meaning of "other-than-temporarily impaired" and its application to certain debt and equity securities within the scope of Statement of Financial Accounting Standards (SFAS) No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and investments accounted for under the cost method. The guidance requires that investments which have declined in value due to credit concerns or solely due to changes in interest rates must be recorded as other-than-temporarily impaired unless the Corporation can assert and demonstrate its intention to hold the security for a period of time sufficient to allow for a recovery of fair value up to or beyond the cost of the investment, which might mean maturity. This issue also requires disclosures assessing the ability and intent to hold investments in instances in which an investor determines that an investment with a fair value less than cost is not other-than-temporarily impaired.

The guidance in EITF 03-1 was effective for other-than-temporary impairment evaluations made in reporting periods beginning after June 15, 2004. However, the guidance contained in paragraphs 10-20 of this Issue in EITF Abstracts has been delayed by Financial Accounting Standards Board (FASB) Staff Position (FSP) EITF Issue 03-1-1, "The Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, 'The Meaning of Other- Than-Temporary Impairment and Its Application to Certain Investments,'" posted on September 30, 2004. At the November 2004 meeting, the FASB staff indicated that the Board is expected to undertake a comprehensive reconsideration of the guidance in EITF 03-1 and that the measurement and recognition guidance in paragraphs 10-20 of that Issue continue to be deferred by FSP EITF Issue 03-1-1. However, other provisions of EITF 03-1, including its disclosure requirements, have not been deferred. The disclosure requirements continue to be effective in annual financial statements for fiscal years ending after December 15, 2003, for investments accounted for under FASB Statements of Financial Accounting Standards 115 and 124. For all other investments within the scope of this Issue, the disclosures continue to be effective in annual financial statements for fiscal years ending after June 15, 2004.

In June 2005, the FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment, but directed the staff to issue proposed FSP EITF 03-1-a, "Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1," as final. The final FSP will supersede EITF 03-1 and EITF Topic No. D-44, "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." The final FSP (retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments") will replace the guidance set forth in paragraphs 10-18 of Issue 03-1 with references to existing other-than-temporary impairment guidance, such as FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities", SEC Staff Accounting Bulletin No. 59, "Accounting for Noncurrent Marketable Equity Securities", and APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock." FSP FAS 115-1 will codify the guidance set forth in EITF Topic D-44 and clarify that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell has not been made. The FASB decided that FSP FAS 115-1 would be effective for other-than-temporary impairment analysis conducted in periods beginning after September 15, 2005. The FASB directed the staff to proceed to a draft of a final FSP for vote by written ballot.

In September 2005, the FASB decided to include in the final draft of FASB Staff Position FSP FAS 115-1 guidance similar to that provided in EITF 03-1 regarding the accounting for debt securities subsequent to an other-than-temporary impairment. The Board also decided to add a footnote to clarify that the final FSP will not address when a debt security should be designated as nonaccrual or how to subsequently report income on a nonaccrual debt security. In addition, the Board decided that (1) the FSP would be applied prospectively, and (2) the effective date would be reporting periods beginning after December 15, 2005. The new standard is not expected to have a material impact on the consolidated financial statements.

                   KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

In November 2005, the FASB issued FSP FAS No. 115-1 and FAS No. 124-1. This FSP further defines and amends FAS No. 115, Accounting for Certain Investment in Debt and Equity Securities and FAS No. 124, Accounting for Certain Investments Held for Not-for-Profit Organizations and APB Opinion No. 18, the Equity Method of Accounting for Investments in Common Stock. This FSP provides and establishes certain criteria to determine the meaning of other-than-temporary impairments and its application to certain investments and adds additional disclosure requirements to the notes to the financial statements. The Company adopted this FSP effective year-end 2005 with no material changes to the consolidated financial statements.

In December 2004, FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("FAS 123R"). This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees. FAS 123R is effective January 1, 2006. Historically the Company has expensed all stock-based compensation using a fair-value-based measurement method. The Company adopted this standard on January 1, 2006. The Company believes this new standard will not have a material impact on the consolidated financial statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 "Accounting Changes and Error Corrections" ("FAS 154"). The Statement replaces APB Opinion No. 20 and FAS 3. FAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. However, if it is impracticable to determine the effects of such changes, then other rules apply. FAS 154 is effective January 1, 2006. Currently, the Company is not aware of any circumstances that require the application of FAS 154, and there is no anticipated impact on the consolidated financial statements.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards
(SFAS) No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 31, 2006. Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted. The Company is continuing to evaluate SOP 05-1 but does not believe that it will have a material impact on the consolidated financial statements.

All other Standards and Interpretations of those Standards issued during 2005 did not relate to accounting policies and procedures pertinent to the Company at this time.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

2. INVESTMENTS

INVESTMENT REVENUES
The following tables provide investment revenues by major category for the years ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                             2005              2004               2003
                                         ------------     --------------     --------------
NET INVESTMENT INCOME:
   Fixed maturity securities             $    155,726     $      153,102     $      142,704
   Equity securities                            3,699              4,423              4,645
   Mortgage loans                              32,923             33,376             36,658
   Real estate                                  7,900             13,129             11,009
   Policy loans                                 7,174              7,788              7,536
   Short-term                                   1,544                714              2,537
   Other                                          667                757              2,699
                                         ------------     --------------     --------------
                                              209,633            213,289            207,788
Less investment expenses                      (15,025)           (15,314)           (13,025)
                                         ------------     --------------     --------------
                                         $    194,608     $      197,975     $      194,763
                                         ============     ==============     ==============

REALIZED INVESTMENT GAINS (LOSSES):
   Fixed maturity securities             $     (1,576)    $          343     $      (38,776)
   Equity securities                              (37)               147               (455)
   Mortgage loans                                 890                400                  -
   Real estate                                  6,751             44,735              9,011
   Other                                           85                304                940
                                         ------------     --------------     --------------
                                         $      6,113     $       45,929     $      (29,280)
                                         ============     ==============     ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

UNREALIZED GAINS AND LOSSES
The following table provides unrealized gains (losses) on the Company's investments in securities, at December 31.

                                            2005              2004               2003
                                         ----------       -------------      -------------
Available for sale:
   End of year                           $   35,182       $      99,620      $      85,478
   Amounts allocable to:
       DAC and VOBA                          (3,203)             (7,987)            (5,245)
       Policyholder account balances         (5,036)            (11,445)            (8,070)
   Deferred income taxes                     (9,454)            (28,066)           (25,258)
                                         ----------       -------------      -------------
                                         $   17,489       $      52,122      $      46,905
                                         ==========       =============      =============
   Increase (decrease) in
       net unrealized gains
       during the year:
            Fixed maturity securities    $  (34,280)      $       5,334      $      43,997
            Equity securities                  (353)               (117)             1,508
                                         ----------       -------------      -------------

                                         $  (34,633)      $       5,217      $      45,505
                                         ==========       =============      =============

ANALYSIS OF UNREALIZED LOSSES ON SECURITIES
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed where fair value is less than ninety percent of amortized cost for six months or more to determine whether impairments exist and losses need to be recorded. The analysis focuses on each issuer's ability to service its debts and the length of time the security has been trading below cost. This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to income as a realized investment loss.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2005.

                                                               Investments with unrealized losses
                                     ---------------------------------------------------------------------------------------
                                        Less than 12 months            12 months or longer                   Total
                                        -------------------            -------------------                   -----
                                         Fair       Unrealized        Fair         Unrealized        Fair         Unrealized
Bonds:                                   Value        Losses          Value          Losses          Value          Losses
                                         -----        ------          -----          ------          -----          ------
  U.S. Treasury securities and
    obligations of U.S. Government   $    21,860   $       299     $    15,921     $      347    $     37,781    $       646
  Federal agencies(1)                     56,195           731          61,578          1,548         117,773          2,279
  Federal agency issued
    mortgage-backed securities(1)        116,390         1,928         169,902          4,426         286,292          6,354
  Corporate obligations                  456,925        13,101         274,407         13,704         731,332         26,805
  Corporate private-labeled
    mortgage-backed securities            70,195         1,219          57,218            677         127,413          1,896
  Other                                   78,570         1,134          62,207          1,802         140,777          2,936
Redeemable preferred stocks                   54             1               -              -              54              1
                                     -----------   -----------     -----------     ----------    ------------    -----------
Fixed maturity securities                800,189        18,413         641,233         22,504       1,441,422         40,917
Equity securities                          2,490            59          11,202            874          13,692            933
                                     -----------   -----------     -----------     ----------    ------------    -----------
    Total                            $   802,679   $    18,472     $   652,435     $   23,378    $  1,455,114    $    41,850
                                     ===========   ===========     ===========     ==========    ============    ===========

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2004.

                                                               Investments with unrealized losses
                                     ---------------------------------------------------------------------------------------
                                        Less than 12 months            12 months or longer                   Total
                                        -------------------            -------------------                   -----
                                         Fair       Unrealized        Fair         Unrealized        Fair         Unrealized
Bonds:                                   Value        Losses          Value          Losses          Value          Losses
                                         -----        ------          -----          ------          -----          ------
  U.S. Treasury securities and
    obligations of U.S. Government   $    11,403   $        73     $    17,145     $      279    $     28,548    $       352
  Federal agencies(1)                     63,892           771          28,440            649          92,332          1,420
  Federal agency issued
    mortgage-backed securities(1)        252,496         2,190          56,714            789         309,210          2,979
  Corporate obligations                  298,873         5,133         154,925          6,837         453,798         11,970
  Corporate private-labeled
    mortgage-backed securities            62,212           409               -              -          62,212            409
  Other                                   31,261           383          23,422          1,169          54,683          1,552
Redeemable preferred stocks                    -             -               -              -               -              -
                                     -----------   -----------     -----------     ----------    ------------    -----------
Fixed maturity securities                720,137         8,959         280,646          9,723       1,000,783         18,682
Equity securities                          6,905           149           8,971            447          15,876            596
                                     -----------   -----------     -----------     ----------    ------------    -----------
     Total                           $   727,042   $     9,108     $   289,617     $   10,170    $  1,016,659    $    19,278
                                     ===========   ===========     ===========     ==========    ============    ===========

--------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Securities with unrealized losses for less than twelve months included 290 issues with a carrying value of $802,679 and unrealized losses of $18,472. Of this portfolio, 95.6% were investment grade (rated AAA through BBB-) at December 31, 2005, with associated unrealized losses of $15,478. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve months or longer included 288 issues with a carrying value of $652,435 and unrealized losses of $23,378. Of this portfolio, 97.5% were investment grade at December 31, 2005, with associated unrealized losses of $21,512. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

One statistic the Company pays particular attention to with respect to fixed maturity securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are closely monitored to ensure that the impairment is not other-than-temporary.

Securities with a fair value to amortized cost ratio less than 80% are considered potentially distressed securities and are subject to rigorous ongoing review. As of December 31, 2005, there were three issues with a fair value to amortized cost ratio of less than 80%, for less than six months. These securities had a carrying value of $6,553 and unrealized losses of $1,894. Based on the Company's evaluation of theses issues and the Company's ability to hold the investments for a reasonable period of time sufficient for recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2005.

 Fair Value to
Amortized Cost         Amortized              Fair               Unrealized
  Ratio                  Cost                 Value                Losses               %
  -----                  ----                 -----                ------              ---
90%-99%              $   1,469,231       $     1,430,765         $    38,466          94.0%
80%-89%                      4,661                 4,104                 557           1.4%
Below 80%                    8,447                 6,553               1,894           4.6%
                     -------------       ---------------         -----------         ------
        Total        $   1,482,339       $     1,441,422         $    40,917         100.0%
                     =============       ===============         ===========         ======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

SUMMARY OF COST AND FAIR VALUE INFORMATION FOR SECURITIES
The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2005.

                                                                                         Gross
                                                                  Amortized            Unrealized               Fair
                                                                    Cost             Gains      Losses          Value
                                                                    ----             -----      ------          -----
Bonds:
  U.S. Treasury securities & obligations of U.S. Government    $     102,323     $  1,896      $    646     $     103,573
  Federal agencies(10                                                172,305          796         2,279           170,822
  Federal agency issued mortgage-backed securities(1)                363,631        1,416         6,354           358,693
  Corporate obligations                                            1,817,757       69,321        26,805         1,860,273
  Corporate private-labeled mortgage-backed securities               190,163          861         1,896           189,128
  Other                                                              184,692        1,177         2,936           182,933
Redeemable preferred stocks                                               55            -             1                54
                                                               -------------     --------      --------     -------------
Fixed maturity securities                                          2,830,926       75,467        40,917         2,865,476
Equity securities                                                     52,143        1,565           933            52,775
                                                               -------------     --------      --------     -------------
     Total                                                     $   2,883,069     $ 77,032      $ 41,850     $   2,918,251
                                                               =============     ========      ========     =============

The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2004.

                                                                                         Gross
                                                                  Amortized            Unrealized               Fair
                                                                    Cost           Gains        Losses          Value
                                                                    ----           -----        ------          -----
Bonds:
  U.S. Treasury securities & obligations of U.S. Government    $     154,149     $   4,696     $    352     $     158,493
  Federal agencies(1)                                                172,568         1,818        1,420           172,966
  Federal agency issued mortgage-backed securities(1)                516,645         4,879        2,979           518,545
  Corporate obligations                                            1,729,907       101,026       11,970         1,818,963
  Corporate private-labeled mortgage-backed securities               183,475         2,270          409           185,336
  Other                                                              106,964         2,325        1,552           107,737
Redeemable preferred stocks                                               73             1            -                74
                                                               -------------     ---------     --------     -------------
Fixed maturity securities                                          2,863,781       117,015       18,682         2,962,114
Equity securities                                                     61,812         1,883          596            63,099
                                                               -------------     ---------     --------     -------------
     Total                                                     $   2,925,593     $ 118,898     $ 19,278     $   3,025,213
                                                               =============     =========     ========     =============

The Company held non-income producing securities with a carrying value of $760 at December 31, 2005 (2004 - $218).

------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                  2005           2004            2003
                               ---------     -----------     -------------
Proceeds                       $ 181,613     $   163,825     $     205,885
Gross realized gains               3,991           8,545             9,467
Gross realized losses              6,009           8,237            20,443

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

CONTRACTUAL MATURITIES
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2005. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                                 Amortized            Fair
                                                   Cost               Value
                                                   ----               -----
Due in one year or less                      $        68,132     $         67,986
Due after one year through five years                571,305              568,815
Due after five years through ten years               738,185              742,181
Due after ten years                                  788,977              826,685
Mortgage-backed securities                           664,327              659,809
                                             ---------------     ----------------

                                             $     2,830,926     $      2,865,476
                                             ===============     ================

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,478 (2004 - $4,368). The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors. No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years. Also, there were no delinquent mortgage loans at December 31, 2005. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides mortgage portfolio is diversified geographically and by property type at December 31.

                                      2005                               2004
                            ------------------------        ------------------------------
                             Carrying          Fair             Carrying             Fair
                              Amount           Value             Amount              Value
                             --------          -----            --------             -----
GEOGRAPHIC REGION:
   East north central       $  25,295      $  23,535        $     24,152     $      25,382
   Mountain                    61,391         62,746              59,915            62,148
   Pacific                    135,809        141,569             133,240           137,348
   West south central          88,424         90,725              89,996            92,955
   West north central         110,098        106,221              89,433            90,878
   Other                       41,129         45,070              38,264            39,258
   Valuation reserve           (3,478)        (3,478)             (4,368)           (4,368)
                            ---------      ---------        ------------     -------------
                            $ 458,668      $ 466,388        $    430,632     $     443,601
                            =========      =========        ============     =============
PROPERTY TYPE:
   Industrial               $ 256,113      $ 263,379        $    250,022     $     258,340
   Retail                         749            749               1,640             1,656
   Office                     180,727        181,124             158,991           163,532
   Other                       24,557         24,614              24,347            24,441
   Valuation reserve           (3,478)        (3,478)             (4,368)           (4,368)
                            ---------      ---------        ------------     -------------
                            $ 458,668      $ 466,388        $    430,632     $     443,601
                            =========      =========        ============     =============

The Company has commitments to originate mortgage loans of $18.0 million at December 31, 2005. These commitments expire in 2006.

REAL ESTATE

The table below provides information concerning the Company's real estate investments as of December 31.

                                        2005                2004
                                      --------           ----------
Land                                  $ 18,802           $   14,547
Buildings                               63,886               75,226
   Less accumulated depreciation       (24,088)             (24,057)
                                      --------           ----------
      Real estate, commercial           58,600               65,716
      Real estate, joint ventures       23,270               25,803
                                      --------           ----------
                                      $ 81,870           $   91,519
                                      ========           ==========

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis over periods ranging from 10 to 50 years.

The Company held non-income producing real estate of $21,142, consisting of properties under development at December 31, 2005 (2004 - $12,375).

The Company has commitments to purchase real estate investments of $2.4 million at December 31, 2005. These commitments expire in 2006.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

3. UNPAID ACCIDENT AND HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "Policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                          2005             2004              2003
                                       ----------      ------------       -----------
Gross liability at
   beginning of year                   $    8,605      $      8,623       $     8,140
Less reinsurance recoverable               (4,207)           (3,579)           (2,552)
                                       ----------      ------------       -----------
Net liability                               4,398             5,044             5,588
Net liability acquired with
   GuideOne acquisition                         -                 -               768
                                       ----------      ------------       -----------
Net liability at
   beginning of year                        4,398             5,044             6,356
                                       ----------      ------------       -----------
Incurred benefits related to:
   Current year                            20,287            25,449            32,468
   Prior years (1)                           (319)              842              (915)
                                       ----------      ------------       -----------
Total incurred benefits                    19,968            26,291            31,553
                                       ----------      ------------       -----------

Paid benefits related to:
   Current year                            17,767            21,210            28,172
   Prior years                              3,612             5,727             4,693
                                       ----------      ------------       -----------
Total paid benefits                        21,379            26,937            32,865
                                       ----------      ------------       -----------
Net liability at end of year                2,987             4,398             5,044
Plus reinsurance recoverable                3,999             4,207             3,579
                                       ----------      ------------       -----------
Gross liability at end of year         $    6,986      $      8,605       $     8,623
                                       ==========      ============       ===========

-----------
(1) The incurred benefits related to prior years' unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                                        2005             2004
                                                                                    -------------     -----------
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 4.62%, secured by
   mortgage-backed securities totaling $109,328.                                    $      26,214     $    88,365

One real estate loan with an interest rate of 7.50% to mature in 2010,
   secured by the property.                                                                   610           1,397

Note payable paid in June 2005, related to the purchase of GuideOne Life
   Insurance Company.                                                                           -           2,000

One construction loan related to investment properties dated December
   2003 with an interest rate of 8.00%, forgiven when construction of
   the building is complete.                                                                  458             458
                                                                                    -------------     -----------
                                                                                    $      27,282     $    92,220
                                                                                    =============     ===========

As a member of the FHLB with a capital investment of $6.6 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 3.01% average rate on the capital investment in the FHLB for 2006.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 4.70%. Both lines of credit will expire during 2006, and it is expected that the Company will renew these facilities.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $2,129 (2004 - $1,574; 2003 - $1,961). The interest expense on all borrowings totaled $1,978 (2004 - $1,694; 2003 - $1,925).

Maturities on notes payable are as follows in millions: $26.7 due in 2006; none due in 2007, 2008 or 2009, and $0.6 due in 2010.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

5. STATUTORY INFORMATION AND STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                             2005               2004                 2003
                                         ------------      ---------------        -----------
Net gain from operations                 $     49,500      $        35,064        $   101,978

Net income                                     48,668               79,394             83,512

Unassigned surplus at December 31             408,144              357,123            293,804

Capital and surplus at December 31            339,961              290,288            226,024

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2006 without prior approval is $49,500, the statutory net gain from operations in 2005. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $12,000 at December 31, 2005 (2004 - $19,000; 2003 - $20,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                             2005               2004                 2003
                                         -----------       ------------           ------------
Current income tax expense               $     6,353       $     11,796           $      9,580
Deferred income tax expense (benefit)          7,088             12,200                (15,142)
                                         -----------       ------------           ------------
Total income tax expense (benefit)       $    13,441       $     23,996           $     (5,562)
                                         ===========       ============           ============

                                             2005               2004                 2003
                                         -----------       ------------           ------------
Federal income tax rate                           35%                35%                    35%
Tax credits                                       (6)                (5)                   (41)
Prior years' taxes, including federal
   taxes relating to closed tax years              -                  -                    (51)
Other permanent differences                       (2)                (1)                    (3)
                                         -----------       ------------           ------------
Effective income tax rate                         27%                29%                   (60)%
                                         ===========       ============           ============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

                                                     2005            2004
                                                 -----------      ----------
Deferred tax assets:
   Future policy benefits                        $    53,445      $   58,399
   Employee retirement benefits                       20,669          22,973
   Tax carryovers                                      3,855           2,860
   Other                                               1,638           1,860
                                                 -----------      ----------
Gross deferred tax assets                             79,607          86,092
Less: Valuation allowance                                 (8)              -
                                                 -----------      ----------
      Net deferred tax assets                         79,599          86,092
Deferred tax liabilities:
   Basis differences between tax and
      GAAP accounting for investments                 11,351          10,874
   Unrealized investment gains                         9,454          28,066
   Capitalization of deferred acquisition
      costs, net of amortization                      49,562          46,878
   Value of business acquired                         31,327          33,899
   Property and equipment, net                         8,038           7,906
   Other                                               8,041           8,442
                                                 -----------      ----------
Gross deferred tax liabilities                       117,773         136,065
                                                 -----------      ----------
   Net deferred tax liability                         38,174          49,973
   Current tax liability                               1,981           3,730
                                                 -----------      ----------
      Income taxes payable                       $    40,155      $   53,703
                                                 ===========      ==========

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of our anticipated future earnings and reversal of future taxable differences, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset, except for the $8 thousand valuation allowance provided for in 2005. The valuation allowance relates to state income taxes.

Federal income taxes paid this year were $6,054 (2004 - $5,593, 2003 - $8,442).

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a tax account designated as "Policyholders' Surplus." The American Jobs Creation Act of 2004 was passed on October 22, 2004. This Act allows for the Policyholders' Surplus to be distributed without being subject to tax. These distributions must be made during the 2005 or 2006 tax years. Under this Act, the Company expects to distribute the majority of the balance in Policyholders' Surplus account during this time frame. During 2005, the Company distributed approximately $22.4 million from Policyholders' Surplus. As of the end of 2005, the Company has approximately $45.2 million of untaxed "Policyholders' Surplus." Should the balance in the Policyholders' Surplus become taxable, the tax computed at current rates would approximate $15.8 million.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

                                             2005               2004                  2003
                                         -----------        -----------           ------------
Income tax expense (benefit)             $    13,441        $    23,996           $     (5,562)
Stockholders' equity:
   Related to:
      Unrealized gains, net                  (18,612)             2,808                 24,504
      Change in minimum
         pension liability                        (2)            (1,294)                 1,265
                                         -----------        -----------           ------------
Total income tax expense
   included in financial statements      $    (5,173)       $    25,510           $     20,207
                                         ===========        ===========           ============

7. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. December 31 was used as the measurement date for these plans.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2006 through 2010 are $8,300, $7,700, $9,000, $11,300, and $9,400 respectively. The aggregate benefits expected to be paid in the five years from 2011 through 2015 are $63,900. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005 and include estimated future employee service. The 2006 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 was:

                                             2005               2004
                                         -----------        -----------
ASSET CATEGORY
Debt securities                               32%                45%
Equity securities                             67%                53%
Cash equivalents                               1%                 2%

This allocation of pension assets is within the targeted mix by asset class. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate for pension benefits is 5.50%, and 5.75% for other postretirement benefits. The discount rates were determined by reference to the AA finance corporate bond index yield curve on December 31, 2005, as published by Bloomberg L.P. Specifically, the yield curve was converted to spot rates to determine the rates on zero coupon securities of the same quality at various maturities. By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing a portfolio of AA finance corporate bonds was determined. The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2006 through 2010 are $770, $870, $980, $1,050, and $1,140 respectively. The aggregate benefits expected to be paid in the five years from 2011 through 2015 are $7,420. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005. The 2006 contribution for the plan is estimated to be $770. The Company pays these medical costs as due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $106 (2004 - $106; 2003 - $132). Non- contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $503 (2004 - $500; 2003 - $614).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents' prior year paid commissions, respectively. Contributions to the plan were $1,468 (2004 - $1,454; 2003 - $1,437). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution this year or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act ("the Act") was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. As of December 31, 2004, the Company evaluated the provisions of the Act and determined that the benefits provided by the Company's postretirement benefit plans were actuarially equivalent thereto, and estimated the accumulated postretirement benefit obligation ("APBO") to incorporate the impact of the Act. As of December 31, 2004, the estimated reduction to the APBO was $7.1 million, and this change did not have a material impact on the net periodic postretirement benefit cost for the year ended December 31, 2004. This change decreased the 2005 net periodic benefit cost by $0.5 million.

On June 17, 2005, the Company amended the Kansas City Life Insurance Company Employee Benefits Plan and the Kansas City Life Insurance Company Agent and General Agent Health and Dental Plan ("the Plans"), to eliminate prescription drug coverage as of January 1, 2006. Since prescription drug coverage to retirees will become available under the Act on January 1, 2006, participants of the Plans will be able to obtain coverage under the Medicare Prescription Drug Plan as of this date. At the same time, the Company has elected to reduce required retiree premium payments to the Plans.

A re-measurement of the APBO was calculated for the amendment to the Plans and the reduced retiree premium payments. The change in the APBO resulted in a decrease of $0.9 million in the net periodic postretirement benefit cost for the year ended December 31, 2005.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                        Pension Benefits                Other Benefits
                                                 ---------------------------     ---------------------------
                                                     2005           2004            2005             2004
                                                 -----------     -----------     ----------       ----------
Accumulated benefit obligation                   $   131,302     $   128,221     $        -       $        -
                                                 -----------     -----------     ----------       ----------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year   $   103,024     $    94,037     $    1,042       $    1,209
Return on plan assets                                  7,159           9,559             53                6
Company contributions                                  6,679           6,113              -                -
Benefits paid                                         (7,692)         (6,685)          (111)            (173)
                                                 -----------     -----------     ----------       ----------
   Fair value of plan assets at end of year      $   109,170     $   103,024     $      984       $    1,042
                                                 ===========     ===========     ==========       ==========
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year          $   132,883     $   121,700     $   22,903       $   28,237
Service cost                                           2,246           2,214            598              771
Interest cost                                          7,341           7,283          1,099            1,502
Plan amendments                                            -               -         (4,159)               -
Medicare Part D subsidy recognition                        -               -              -           (7,075)
Actuarial loss                                         1,735           8,371          5,721              740
Benefits paid                                         (7,692)         (6,685)        (1,106)          (1,272)
                                                 -----------     -----------     ----------       ----------
   Benefit obligation at end of year             $   136,513     $   132,883     $   25,056       $   22,903
                                                 ===========     ===========     ==========       ==========
Plan underfunding                                $   (27,343)    $   (29,859)    $  (24,072)      $  (21,861)
Unrecognized actuarial loss                           48,313          48,405          5,988              268
Unrecognized prior service cost                       (3,263)         (3,911)        (3,956)               -
                                                 -----------     -----------     ----------       ----------
   Prepaid (accrued) benefit cost                $    17,707     $    14,635     $  (22,040)      $  (21,593)
                                                 ===========     ===========     ==========       ==========
AMOUNTS RECOGNIZED IN THE
   CONSOLIDATED BALANCE SHEET:
Accrued benefit liability                        $   (22,132)    $   (25,197)    $  (22,040)      $  (21,593)
Accumulated other comprehensive income                39,839          39,832              -                -
                                                 -----------     -----------     ----------       ----------
   Net amount recognized                         $    17,707     $    14,635     $  (22,040)      $  (21,593)
                                                 ===========     ===========     ==========       ==========
WEIGHTED AVERAGE ASSUMPTIONS:
Discount rate                                           5.50%           5.75%          5.75%            5.75%
Expected return on plan assets                          8.00            8.00           5.50             5.50
Rate of compensation increase                           3.75            4.00              -                -

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                              One Percentage Point
                                           Change in the Growth Rate
                                             Increase     Decrease
                                             --------     --------
Service and interest cost components          $  350      $  (279)
Postretirement benefit obligation              4,581       (3,784)

The following table provides the components of net periodic benefits cost.

                                                      Pension Benefits                                Other Benefits
                                          -----------------------------------------       -------------------------------------
                                             2005           2004            2003             2005         2004          2003
                                          ----------     ---------      -----------       ---------     ---------     ---------
Service cost                              $    2,246     $   2,214      $     2,335       $     598     $     771     $     755
Interest cost                                  7,341         7,283            7,215           1,099         1,502         1,406
Expected return on plan assets                (8,064)       (7,425)          (6,441)            (57)          (66)          (76)
Amortization of:
   Unrecognized actuarial loss                 2,731         2,870            3,321               6            92            26
   Unrecognized prior service cost              (647)         (647)            (647)           (204)            -             -
   Unrecognized net transition asset               -             -                -               -             -             -
                                          ----------     ---------      -----------       ---------     ---------     ---------
Net periodic benefits cost                $    3,607      $  4,295      $     5,783        $  1,442     $   2,299     $   2,111
                                          ==========     =========      ===========       =========     =========     =========

For measurement purposes, a 12.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

8. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered: Individual Insurance, Group Insurance and Old American. The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life. The Individual Insurance segment is marketed through a nationwide sales force of independent general agents. The Group Insurance segment consists of sales of group life, group disability, stop loss and dental products. This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements. Old American consists of individual insurance products designed primarily as final expense products. These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

As of year-end 2005, the Company's reportable segments have been redefined from prior reports where Sunset Life was identified and reported as a separate operating segment. In this and future reports, the results of Sunset Life are combined with the individual insurance business of Kansas City Life, into the Individual Insurance segment. To improve the efficiency of marketing efforts, the Sunset Life sales force has been integrated into the Kansas City Life sales force by appointing Sunset Life agents as agents of Kansas City Life effective January 1, 2006. While Sunset Life will continue as a life insurance company with its current block of business, its operating results are combined with the individual insurance business of Kansas City Life since the nature of the products and services, the types of customers and distribution methods are essentially the same as that of Kansas City Life. The segment reporting of prior years has been restated for the change in the reportable segments.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Separate investment portfolios are maintained for each of the three life insurance companies of the Company. However, investments are allocated to the Group Insurance segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

                                                    Individual          Group              Old
                                                     Insurance        Insurance          American           Total
                                                    ----------        ---------          --------           -----
2005:
Customer revenues                                  $   141,803         $ 41,531         $   66,017       $   249,351
Net investment income                                  181,311              233             13,064           194,608
Segment income (loss)                                   33,639           (2,384)             4,929            36,184
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances                 197,931           25,950             44,449           268,330
   Amortization of deferred acquisition
      costs and value of business acquired              29,011                -             13,418            42,429
Interest expense                                         1,824                -                593             2,417
Income tax expense (benefit)                            12,383           (1,022)             2,080            13,441
Segment assets                                       4,171,183            6,671            381,165         4,559,019
Expenditures for other long-lived assets                 1,185               23                 35             1,243

2004:
Customer revenues                                  $   146,047         $ 44,696         $   67,826       $   258,569
Net investment income                                  184,393              323             13,259           197,975
Segment income (loss)                                   53,105           (1,855)             6,437            57,687
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances                 209,551           27,959             44,142           281,652
   Amortization of deferred acquisition
      costs and value of business acquired              29,779                -             13,698            43,477
Interest expense                                         1,797                -                396             2,193
Income tax expense (benefit)                            22,761             (795)             2,030            23,996

Segment assets                                       4,250,635            4,858            410,653         4,666,146
Expenditures for other long-lived assets                 1,829               45                 34             1,908

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                       Individual          Group              Old
                                                        Insurance        Insurance          American           Total
                                                       ----------        ---------          --------           -----
2003:
Customer revenues                                     $   160,336         $ 52,370         $  69,325        $   282,031
Net investment income                                     180,598              281            13,884            194,763
Segment income (loss)                                      16,071           (4,004)            2,726             14,793
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances                    215,974           35,727            48,491            300,192
   Amortization of deferred acquisition
      costs and value of business acquired                 26,389                -            14,035             40,424
Interest expense                                            2,182                -               428              2,610
Income tax expense (benefit)                               (4,538)          (1,716)              692             (5,562)

Segment assets                                          4,126,389            6,731           416,567          4,549,687
Expenditures for other long-lived assets                    2,245               81                75              2,401

ENTERPRISE-WIDE DISCLOSURES

                                                                  2005                 2004            2003
                                                             -------------         -----------     -----------
Customer revenues by line of business:
     Traditional individual insurance products, net          $      82,763         $    91,569     $   112,629
     Interest sensitive products                                    97,506              98,415          93,023
     Variable life insurance and annuities                          17,239              17,295          16,983
     Group life and disability products, net                        41,531              42,822          50,009
     Group ASO services                                                  -               1,672           2,191
     Other                                                          10,312               6,796           7,196
                                                             -------------         -----------     -----------
          Total                                              $     249,351         $   258,569     $   282,031
                                                             =============         ===========     ===========

9. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                             2005               2004
                                         -----------        -----------
Land                                     $       766        $       766
Home office complex                           20,180             20,385
Furniture and equipment                       44,157             43,371
                                         -----------        -----------
                                              65,103             64,522

Less accumulated depreciation                (35,149)           (32,927)
                                         -----------        -----------
                                         $    29,954        $    31,595
                                         ===========        ===========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

10. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                                                  2005             2004            2003
                                              -----------      -----------      ----------
LIFE INSURANCE IN FORCE (IN MILLIONS):
   Direct                                     $    28,943      $    28,815      $   28,914
   Ceded                                          (13,354)         (12,760)        (12,039)
   Assumed                                          2,006            2,165           3,302
                                              -----------      -----------      ----------
      Net                                     $    17,595      $    18,220      $   20,177
                                              ===========      ===========      ==========
PREMIUMS:
Life insurance:
   Direct                                     $   131,565      $   136,749      $  152,407
   Ceded                                          (45,301)         (43,609)        (39,148)
   Assumed                                          4,141            4,855           5,029
                                              -----------      -----------      ----------
      Net                                     $    90,405      $    97,995      $  118,288
                                              ===========      ===========      ==========

Accident and health:
   Direct                                     $    44,185      $    46,821      $   53,875
   Ceded                                          (10,296)         (10,881)         (9,682)
   Assumed                                              -              456             157
                                              -----------      -----------      ----------
      Net                                     $    33,889      $    36,396      $   44,350
                                              ===========      ===========      ==========

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $62.6 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $30,682 (2004 - $33,222).

Kansas City Life acquired a block of traditional life and universal life products in 1997. As of this year-end, the block had $2.0 billion of life insurance in force (2004 - $2.1 billion). The block generated life insurance premiums of $2,322 net of reinsurance (2004 - $2,838).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. As of this year-end the insurance in force ceded approximates $2.3 billion (2004 - $2.5 billion) and premiums totaled $8,706.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

11. COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income
(loss), which includes unrealized gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of deferred acquisition costs, and the change in the additional minimum pension liability, as shown below for the years ended December 31.

                                                         Unrealized              Minimum
                                                         Gain (Loss)             Pension
                                                        on Securities           Liability              Total
                                                        -------------           ---------              -----
2005:
Unrealized losses arising during the year              $     (66,050)           $       -           $   (66,050)
Less: Realized losses included in net income                  (1,613)                   -                (1,613)
                                                       -------------            ---------           -----------
Net unrealized losses                                        (64,437)                   -               (64,437)
Increase in minimum pension liability                              -                   (6)                   (6)
Effect on DAC                                                  4,689                    -                 4,689
Effect on VOBA                                                    95                    -                    95
Policyholder account balances                                  6,408                    -                 6,408
Deferred income taxes                                         18,612                    2                18,614
                                                       -------------            ---------           -----------
Other comprehensive loss                               $     (34,633)           $      (4)              (34,637)
                                                       =============            =========           -----------
   Net income                                                                                            36,184
                                                                                                    -----------
    Comprehensive income                                                                            $     1,547
                                                                                                    ===========

2004:
Unrealized gains arising during the year               $      14,632            $       -           $    14,632
Less: Realized gains included in net income                      490                    -                   490
                                                       -------------            ---------           -----------
Net unrealized gains                                          14,142                    -                14,142
Increase in minimum pension liability                              -               (3,698)               (3,698)
Effect on DAC                                                 (1,220)                   -                (1,220)
Effect on VOBA                                                (1,522)                   -                (1,522)
Policyholder account balances                                 (3,375)                   -                (3,375)
Deferred income taxes                                         (2,808)               1,294                (1,514)
                                                       -------------            ---------           -----------
Other comprehensive income (loss)                      $       5,217            $  (2,404)                2,813
                                                       =============            =========           -----------
   Net income                                                                                            57,687
                                                                                                    -----------
Comprehensive income                                                                                $    60,500
                                                                                                    ===========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                        Unrealized             Minimum
                                                        Gain (Loss)            Pension
                                                       on Securities          Liability                 Total
                                                       -------------          ---------                 -----
2003:
Unrealized gains arising during the year              $       43,616         $          -             $  43,616
Less: Realized losses included in net income                 (39,231)                   -               (39,231)
                                                      --------------         ------------             ---------
Net unrealized gains                                          82,847                    -                82,847
Decrease in minimum pension liability                              -                3,615                 3,615
Effect on DAC                                                 (4,768)                   -                (4,768)
Policyholder account balances                                 (8,070)                   -                (8,070)
Deferred income taxes                                        (24,504)              (1,265)              (25,769)
                                                      --------------         ------------             ---------
Other comprehensive income                            $       45,505         $      2,350                47,855
                                                      ==============         ============
   Net income                                                                                            14,793
                                                                                                      ---------
   Comprehensive income                                                                               $  62,648
                                                                                                      =========

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss).

                                                         Unrealized            Minimum
                                                         Gain (Loss)           Pension
                                                        on Securities         Liability              Total
                                                        -------------         ---------              -----
2004:
Beginning of year                                      $       46,905        $    (23,487)           $   23,418
Other comprehensive income (loss)                               5,217              (2,404)                2,813
                                                       --------------        ------------            ----------
End of year                                                    52,122             (25,891)               26,231

2005:
Other comprehensive income (loss)                             (34,633)                 (4)              (34,637)
                                                       --------------        ------------            ----------
End of year                                            $       17,489        $    (25,895)           $   (8,406)
                                                       ==============        ============            ==========

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans, as reported in the accompanying balance sheet, approximate their fair values. The fair values for securities were based on quoted market prices, where available. For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates. The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed. However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2005, all of the Company's notes payable had a carrying value which approximated their fair value. The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                         2005                                       2004
                                             ------------------------------           ----------------------------------
                                              Carrying             Fair                 Carrying               Fair
                                               Amount              Value                 Amount                Value
                                              --------             -----                --------               -----
INVESTMENTS:
   Securities available for sale             $ 2,918,251        $ 2,918,251           $   3,025,213        $   3,025,213
   Mortgage loans                                458,668            466,388                 430,632              443,601
LIABILITIES:
   Individual and group annuities            $ 1,131,297        $ 1,096,429           $   1,127,902        $   1,091,570
   Notes payable                                  27,282             27,282                  92,220               92,220
   Bank deposits                                  47,608             47,608                  53,600               53,600
   Supplementary contracts
      without life contingencies                  75,100             75,100                  80,700               80,700

13. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2005 and 2004 are summarized in the table below.

                                         First            Second              Third             Fourth
                                         -----            ------              -----             ------
2005:
Total revenues                    $     114,270     $      109,213     $     109,058     $      117,531

Net income                                7,960              8,425             8,902             10,897

Per common share,
   basic and diluted                       0.67               0.71              0.75               0.90

2004:
Total revenues                    $     117,746     $      113,207     $     117,738     $      153,782

Net income                                5,595              7,522            11,533             33,037

Per common share,
   basic and diluted                       0.47               0.63              0.97               2.76

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

14. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2005, the Company had purchase commitments to fund mortgage loans and other investments of $20.4 million and no sales commitments. Subsequent to December 31, 2005, the Company entered into commitments to fund additional mortgage loans of $3.7 million, a purchase of real estate investments for $0.2 million, and a real estate sale contract for $0.6 million. See Subsequent Events Note 17 concerning the purchase of $41.3 million in real estate investments.

15. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

16. GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the Company's business, financial position or results of operations.

17. SUBSEQUENT EVENTS

On January 23, 2006, the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash to Brooke Corporation, with an expected gain on the sale of approximately $1.9 million. This transaction is subject to regulatory approval by the Office of Thrift Supervision and is expected to close by the end of 2006. The bank subsidiary and the results of operations are not material to the financial statements of the Company and are not disclosed separately.

The Company signed an agreement on January 25, 2006 to become a 50% investor with R&R Investors, Ltd. in six separate real estate investments. R&R Investors is a leader in real estate development, brokerage and property management in the Des Moines, Iowa area. These six real estate investments total 279 acres in the aggregate and will be developed as market conditions dictate. On January 30, 2006, the Company funded the purchase of these real estate investments in the aggregate amount of $41.3 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2005 and December 31, 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company's internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 27, 2006, expressed an unqualified opinion on management's assessment of, and the effective operation of, internal control over financial reporting.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 27, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited management's assessment, included in the accompanying Management's Assessment of Internal Control Over Financial Reporting appearing under Item 9A, that Kansas City Life Insurance Company and subsidiaries (the Company) maintained effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assessment that the Company maintained effective internal control over financial reporting as of December 31, 2005, is fairly stated, in all material respects, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2005, based on criteria established in the Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005, and financial statement schedules I-V, and our report dated February 27, 2006, expressed an unqualified opinion on those consolidated financial statements and financial statement schedules.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 27, 2006

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
   Kansas City Life Insurance Company
   3520 Broadway
   Post Office Box 219139
   Kansas City, Missouri 64121-9139
   Telephone: (816) 753-7000
   Fax: (816) 753-4902
   Internet: http://www.kclife.com
   E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
   The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 20, 2006, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
   Cheryl Keefer, Assistant Secretary
   Kansas City Life Insurance Company
   Post Office Box 219139
   Kansas City, Missouri 64121-9139

10-K REQUEST

   Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS

   As of January 31, 2006, Kansas City Life had approximately 545 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                                  NASDAQ--KCLI

The following table presents the high and low prices for the Company's common stock for the periods indicated and the dividends declared per share during such periods.

                                              Bid                                  Dividend
                               High                        Low                       Paid
                               ----                        ---                       ----
                                                       (per share)
2005:
First quarter                $  50.58                   $   46.29                   $  0.27
Second quarter                  50.90                       45.00                      0.27
Third quarter                   52.55                       47.00                      0.27
Fourth quarter                  51.97                       49.73                      0.27
                                                                                    -------
                                                                                    $  1.08
                                                                                    =======
2004:
First quarter                $  48.20                   $   41.55                   $  0.27
Second quarter                  43.44                       36.92                      0.27
Third quarter                   44.83                       39.70                      0.27
Fourth quarter                  49.76                       39.80                      0.27
                                                                                    -------
                                                                                    $  1.08
                                                                                    =======

A quarterly dividend of $0.27 per share was paid February 14, 2006.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

                                KANSAS CITY LIFE
                                  VARIABLE LIFE
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004

                                    TABLE OF CONTENTS

                                    STATEMENT OF NET ASSETS

                                    STATEMENT OF OPERATIONS

                                    STATEMENTS OF CHANGES IN NET ASSETS

                                    NOTES TO FINANCIAL STATEMENTS

                                    REPORT OF INDEPENDENT REGISTERED PUBLIC

                                    ACCOUNTING FIRM

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005

                                                                                                    Century II Survivorship
                                                                            Century II          Century II Heritage Survivorship
                                                                      Variable Universal Life       Variable Universal Life
                                                                   ---------------------------  --------------------------------
                                              Number                    Number         Unit         Number            Unit
NET ASSETS                                  of Shares        NAV        of Units        Value       of Units           Value
                                            ---------------------  ---------------  ----------  --------------    --------------

FEDERATED INSURANCE SERIES
   American Leaders Fund II                   199,391      $21.38       177,404       $20.828       23,344           $14.723
   High Income Bond Fund II                   218,581        7.74        68,605        15.959       20,662            13.517
   Prime Money Fund II                      3,720,486        1.00       215,833        12.786       53,480            12.320

MFS VARIABLE INSURANCE TRUST
   Research Series                            313,676       16.41       251,008        18.133       40,013            13.033
   Emerging Growth Series                     488,210       19.13       470,898        17.611       58,999            13.128
   Total Return Series                        206,994       20.69       159,471        21.573       27,662            17.151
   Research Bond Series                       182,725       11.61        90,687        16.488       23,910            15.968
   Strategic Income Series                     56,245       10.64        27,567        14.351        4,867            13.805
   Utilities Series                           350,015       23.74       240,020        28.383       43,300            21.863

AMERICAN CENTURY VARIABLE PORTFOLIOS
   VP Capital Appreciation                    262,279        9.35       155,035        13.768       15,706            13.567
   VP International                           452,177        8.23       178,143        18.381       20,035            14.139
   VP Value                                   387,125        8.20       231,028        10.110       30,633            10.296
   VP Income and Growth                       177,364        7.51       127,854         7.606       23,009             7.752
   VP Inflation Protection                     16,526       10.26         5,301        10.656        6,536            10.734
   VP Ultra                                    37,128       10.38        17,454        12.799        1,442            12.892

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio                     131,125       37.11       288,264        14.813       23,148            14.318
   Developing Leaders Portfolio               180,767       43.96       387,044        17.037       47,961            15.216
   Dreyfus Stock Index Fund                   645,157       31.82     1,065,769        15.292      194,445            14.401
   Dreyfus Socially Responsible Fund, Inc.     34,082       26.08        30,477        25.849        1,686            26.325


                                                         Century II Alliance
                                                       Variable Universal Life
                                                      -------------------------
                                                         Number         Unit        Fair
NET ASSETS                                              of Units        Value      Value      Cost
                                                      -------------  ----------  ---------  --------
                                                                                   (in thousands)
FEDERATED INSURANCE SERIES
   American Leaders Fund II                               21,025       $10.666    $ 4,263     3,774
   High Income Bond Fund II                               23,851        13.320      1,692     1,699
   Prime Money Fund II                                    28,741        10.497      3,721     3,720

MFS VARIABLE INSURANCE TRUST
   Research Series                                         7,511         9.898      5,147     4,703
   Emerging Growth Series                                 31,698         8.573      9,341     8,727
   Total Return Series                                    30,431        12.094      4,282     3,888
   Research Bond Series                                   18,702        13.066      2,121     2,133
   Strategic Income Series                                10,159        13.353        599       594
   Utilities Series                                       43,855        12.547      8,309     6,191

AMERICAN CENTURY VARIABLE PORTFOLIOS
   VP Capital Appreciation                                10,399        10.065      2,453     2,130
   VP International                                       15,145        10.809      3,721     3,210
   VP Value                                               37,977        13.782      3,174     2,882
   VP Income and Growth                                   16,383        11.059      1,331     1,186
   VP Inflation Protection                                 3,984        10.769        169       172
   VP Ultra                                               11,087        12.935        385       366

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio                                 26,393        10.023      4,866     4,522
   Developing Leaders Portfolio                           53,161        11.715      7,947     7,059
   Dreyfus Stock Index Fund                              139,542        10.256     20,529    18,639
   Dreyfus Socially Responsible Fund, Inc.                 6,901         8.211        889       861


                                                                                    Century II
                                                                              Variable Universal Life
                                                                           ---------------------------
                                                      Number                    Number        Unit
NET ASSETS                                          of Shares        NAV        of Units       Value
                                                    --------------------------------------  ----------

J.P. MORGAN SERIES TRUST II
   Large Cap Core Equity Portfolio                     74,305      13.60        47,750        14.725
   Small Company Portfolio                            102,802      15.92        68,207        18.420
   Mid Cap Value Portfolio                             28,038      27.84        39,354        15.634

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Franklin Real Estate Fund Class 2                   90,586      32.08        94,405        22.863
   Franklin Small-Mid Cap Growth Securities
     Fund Class                                        27,001      20.36        62,443         7.212
   Templeton Developing Markets Securities Fund       109,480      10.90        47,882        17.763
   Templeton Foreign Securities Fund                  119,228      15.62        60,215        24.038

CALAMOS: ADVISORS TRUST
   Growth & Income Portfolio                          308,075      14.51       173,927        16.757

A I M VARIABLE INSURANCE FUNDS
   V. I. Demographic Trends Fund                       96,450       5.99        81,590         5.102
   V. I. Technology Fund                               29,999      12.69       111,954         2.615
   V. I. Premier Equity Fund                           36,897      22.32        87,824         6.798

SELIGMAN PORTFOLIOS, INC.
   Communications and Information Portfolio            75,847      13.72       121,880         6.718
   Capital Portfolio                                   88,149      13.61       126,573         6.951
   Smaller-Cap Value Portfolio                         25,713      16.59        16,616        14.835

TOTAL NET ASSETS

                                                        Century II Survivorship
                                                    Century II Heritage Survivorship    Century II Alliance
                                                        Variable Universal Life       Variable Universal Life
                                                    --------------------------------  -----------------------
                                                         Number           Unit          Number         Unit      Fair
NET ASSETS                                              of Units          Value        of Units        Value    Value     Cost
                                                    ---------------  ---------------  ----------     --------  --------  -------
                                                                                                                 (in thousands)
J.P. MORGAN SERIES TRUST II
   Large Cap Core Equity Portfolio                       13,005          14.996         11,955          9.402     1,010      943
   Small Company Portfolio                                8,055          18.759         18,026         12.714     1,636    1,504
   Mid Cap Value Portfolio                                1,754          15.748          8,713         15.800       781      718

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Franklin Real Estate Fund Class 2                      4,895          23.201         29,936         21.182     2,906    2,267
   Franklin Small-Mid Cap Growth Securities
     Fund Class                                           2,544           7.319          7,864         10.273       550      477
   Templeton Developing Markets Securities Fund           9,170          18.026          8,122         21.854     1,193      880
   Templeton Foreign Securities Fund                      6,133          24.481         21,570         12.274     1,862    1,609

CALAMOS: ADVISORS TRUST
   Growth & Income Portfolio                             26,048          17.065         82,052         13.542     4,471    3,876

A I M VARIABLE INSURANCE FUNDS
   V. I. Demographic Trends Fund                         14,805           5.177          9,577          8.857       578      547
   V. I. Technology Fund                                 12,490           2.654          7,661          7.150       381      375
   V. I. Premier Equity Fund                              7,266           6.899         20,521          8.596       823      757

SELIGMAN PORTFOLIOS, INC.
   Communications and Information Portfolio               6,192           6.817         18,730          9.593     1,041      879
   Capital Portfolio                                     13,208           7.053         24,084          9.417     1,200    1,058
   Smaller-Cap Value Portfolio                            3,187          14.943          8,835         14.992       427      448
                                                                                                               --------  -------
TOTAL NET ASSETS                                                                                               $103,798  $92,794
                                                                                                               ========  =======

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                      Federated Insurance Series
                                                                 ------------------------------------
                                                                                  High
                                                                  American       Income      Prime
                                                                   Leaders        Bond       Money
                                                                   Fund II       Fund II    Fund II
                                                                 ------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                     $      64           134         97
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                         36            13         30
                                                                 ------------------------------------
            Investment Income (Loss)                                    28           121         67
                                                                 ------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                             122            (7)         -
      Capital Gains Distributions                                        -             -          -
      Unrealized Appreciation (Depreciation)                            20           (78)         -
                                                                 ------------------------------------
         Net Gain (Loss) on Investments                                142           (85)         -
                                                                 ------------------------------------

            Change in Net Assets from Operations                 $     170            36         67
                                                                 ====================================

                                                                           MFS Variable Insurance Trust
                                                        ------------------------------------------------------------------

                                                                    Emerging    Total      Research  Strategic
                                                         Research    Growth     Return       Bond      Income   Utilities
                                                          Series     Series     Series      Series     Series     Series
                                                        ------------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                            $      24          -        85          107         40         45
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                43         77        36           16          5         66
                                                        ------------------------------------------------------------------
            Investment Income (Loss)                          (19)       (77)       49           91         35        (21)
                                                        ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                     45        (24)      118            3          2        419
      Capital Gains Distributions                               -          -       167           18          2          -
      Unrealized Appreciation (Depreciation)                  311        837      (250)         (96)       (34)       753
                                                        ------------------------------------------------------------------
         Net Gain (Loss) on Investments                       356        813        35          (75)       (30)     1,172
                                                        ------------------------------------------------------------------

            Change in Net Assets from Operations        $     337        736        84           16          5      1,151
                                                        ==================================================================

                                                                       American Century Variable Portfolios
                                                        -----------------------------------------------------------------

                                                            VP                                 VP          VP
                                                          Capital      VP         VP         Income     Inflation     VP
                                                          Apprec      Int'l      Value      & Growth    Protection  Ultra
                                                        -----------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                            $       -       44          25            24            8      -
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                18       31          23            11            1      1
                                                        -----------------------------------------------------------------
            Investment Income (Loss)                          (18)      13           2            13            7     (1)
                                                        -----------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                      8       52          64            39           (1)     5
      Capital Gains Distributions                               -        -         278             -            -      -
      Unrealized Appreciation (Depreciation)                  436      360        (217)            1           (4)     6
                                                        -----------------------------------------------------------------
         Net Gain (Loss) on Investments                       444      412         125            40           (5)    11
                                                        -----------------------------------------------------------------

            Change in Net Assets from Operations        $     426      425         127            53            2     10
                                                        =================================================================

                                                                   Dreyfus Variable Investment Fund
                                                        ------------------------------------------------------

                                                                       Developing
                                                         Apprec.         Leaders        Stock      Socially
                                                        Portfolio       Portfolio       Index     Responsible
                                                        ------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                            $       1               -         323               -
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                41              66         167               7
                                                        ------------------------------------------------------
            Investment Income (Loss)                          (40)            (66)        156              (7)
                                                        ------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                     64             120         345              (4)
      Capital Gains Distributions                               -               -           -               -
      Unrealized Appreciation (Depreciation)                  144             325         247              35
                                                        ------------------------------------------------------
         Net Gain (Loss) on Investments                       208             445         592              31
                                                        ------------------------------------------------------

            Change in Net Assets from Operations        $     168             379         748              24
                                                        ======================================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                     STATEMENT OF OPERATIONS - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                             J.P. Morgan
                                                               ---------------------------------------

                                                                Large Cap        Small          Mid
                                                               Core Equity      Company      Cap Value
                                                                Portfolio      Portfolio     Portfolio
                                                               ---------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                   $        13             -             1
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                          8            12             5
                                                               ---------------------------------------
            Investment Income (Loss)                                     5           (12)           (4)
                                                               ---------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                              12            39            23
      Capital Gains Distributions                                        -           169             8
      Unrealized Appreciation (Depreciation)                           (10)         (160)           23
                                                               ---------------------------------------
         Net Gain (Loss) on Investments                                  2            48            54
                                                               ---------------------------------------

            Change in Net Assets from Operations               $         7            36            50
                                                               =======================================

                                                                      Franklin Templeton Variable Products            Calamos
                                                              ----------------------------------------------------  -------------

                                                                            Small-Mid    Developing                   Growth &
                                                                  Real     Cap Growth     Markets       Foreign        Income
                                                                 Estate    Securities    Securities   Securities      Portfolio
                                                              ----------------------------------------------------  -------------
Investment Income:
   Income:
      Dividend Distributions                                  $      35             -            13           17            100
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                      22             5             8           13             32
                                                              ----------------------------------------------------  -------------
            Investment Income (Loss)                                 13            (5)            5            4             68
                                                              ----------------------------------------------------  -------------
Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                          202            24            93           45             95
      Capital Gains Distributions                                   153             -             -            -             39
      Unrealized Appreciation (Depreciation)                        (53)            -           132          101             69
                                                              ----------------------------------------------------  -------------
         Net Gain (Loss) on Investments                             302            24           225          146            203
                                                              ----------------------------------------------------  -------------

            Change in Net Assets from Operations              $     315            19           230          150            271
                                                              ====================================================  =============

                                                             A I M Variable Insurance Funds      Seligman Portfolios
                                                             ------------------------------  ----------------------------

                                                                                                                  Smaller
                                                               Demo                 Premier   Comm     Capital       Cap
                                                              Trends   Technology   Equity    Info   Portfolio     Value    Total
                                                            -------------------------------  ----------------------------  -------
Investment Income:
   Income:
      Dividend Distributions                                $      -            -         6      -           -          1    1,207
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                    5            3         6      8          10          2      827
                                                            -------------------------------  ----------------------------   -------
            Investment Income (Loss)                              (5)          (3)        -     (8)        (10)        (1)     380
                                                            -------------------------------  ----------------------------   -------
Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                        51           (1)       14     33          15          2    2,017
      Capital Gains Distributions                                  -            -         -      -           -         42      876
      Unrealized Appreciation (Depreciation)                     (15)           9        22     39         119        (48)   3,024
                                                            -------------------------------  ----------------------------   -------
         Net Gain (Loss) on Investments                           36            8        36     72         134         (4)   5,917
                                                            -------------------------------  ----------------------------   -------

            Change in Net Assets from Operations            $     31            5        36     64         124         (5)   6,297
                                                            ===============================  ============================   =======

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                  Federated Insurance Series
                                               ---------------------------------
                                                             High
                                               American     Income       Prime
                                               Leaders       Bond        Money
                                               Fund II      Fund II     Fund II
                                               ---------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $     28         121          67
   Realized Gain (Loss)                             122          (7)          -
   Unrealized Appreciation (Depreciation)            20         (78)          -
                                               ---------------------------------
      Change in Net Assets from Operations          170          36          67

DEPOSITS                                            616         228       1,512

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    14           1          10
   Withdrawals                                      451         113         263
   Contract Expense Charges                         386         140         385
   Transfers (in) out                               136         (30)        827
                                               ---------------------------------
      Payments and Withdrawals                      987         224       1,485
                                               ---------------------------------

NET ASSETS:
   Net Increase (Decrease)                         (201)         40          94
   Beginning of Year                              4,464       1,652       3,627
                                               ---------------------------------
      End of Year                              $  4,263       1,692       3,721
                                               =================================

                                                                    MFS Variable Insurance Trust
                                               ---------------------------------------------------------------------

                                                            Emerging     Total    Research   Strategic
                                                Research     Growth      Return     Bond       Income     Utilities
                                                 Series      Series      Series    Series      Series      Series
                                               ---------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $     (19)        (77)        49         91          35          (21)
   Realized Gain (Loss)                               45         (24)       285         21           4          419
   Unrealized Appreciation (Depreciation)            311         837       (250)       (96)        (34)         753
                                               ---------------------------------------------------------------------
      Change in Net Assets from Operations           337         736         84         16           5        1,151

DEPOSITS                                             711       1,403        648        307          98        1,079

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     15          11         37          3           -            8
   Withdrawals                                       338         657        373        189          55          617
   Contract Expense Charges                          401         789        416        177          49          708
   Transfers (in) out                                266         413        (33)      (107)        (21)        (243)
                                               ---------------------------------------------------------------------
      Payments and Withdrawals                     1,020       1,870        793        262          83        1,090
                                               ---------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                            28         269        (61)        61          20        1,140
   Beginning of Year                               5,119       9,072      4,343      2,060         579        7,169
                                               ---------------------------------------------------------------------
      End of Year                              $   5,147       9,341      4,282      2,121         599        8,309
                                               =====================================================================

                                                             American Century Variable Portfolios
                                               -----------------------------------------------------------------

                                                 VP                                 VP        VP
                                               Capital        VP        VP        Income   Inflation       VP
                                                Apprec      Int'l      Value     & Growth  Protection    Ultra
                                               -----------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $   (18)       13           2           13           7        (1)
   Realized Gain (Loss)                              8        52         342           39          (1)        5
   Unrealized Appreciation (Depreciation)          436       360        (217)           1          (4)        6
                                               -----------------------------------------------------------------
      Change in Net Assets from Operations         426       425         127           53           2        10

DEPOSITS                                           352       521         582          275          38        83

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   12         5           -            6           -         -
   Withdrawals                                     100       310         215          110          67         9
   Contract Expense Charges                        196       315         288          133          20        33
   Transfers (in) out                               38       300        (313)        (123)        (61)     (185)
                                               -----------------------------------------------------------------
      Payments and Withdrawals                     346       930         190          126          26      (143)
                                               -----------------------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                         432        16         519          202          14       236
   Beginning of Year                             2,021     3,705       2,655        1,129         155       149
                                               -----------------------------------------------------------------

      End of Year                              $ 2,453     3,721       3,174        1,331         169       385
                                               =================================================================

                                                      Dreyfus Variable Investment Fund
                                               ------------------------------------------------

                                                            Developing
                                                  Apprec.     Leaders      Stock     Socially
                                                 Portfolio   Portfolio     Index   Responsible
                                               ------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $       (40)        (66)      156            (7)
   Realized Gain (Loss)                                 64         120       345            (4)
   Unrealized Appreciation (Depreciation)              144         325       247            35
                                               ------------------------------------------------
      Change in Net Assets from Operations             168         379       748            24

DEPOSITS                                               745       1,117     3,138           179

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                       11           9        29             -
   Withdrawals                                         374         537     1,269            53
   Contract Expense Charges                            427         649     1,854           109
   Transfers (in) out                                  130         297       580            51
                                               ------------------------------------------------
      Payments and Withdrawals                         942       1,492     3,732           213
                                               ------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                             (29)          4       154           (10)
   Beginning of Year                                 4,895       7,943    20,375           899
                                               ------------------------------------------------
      End of Year                              $     4,866       7,947    20,529           889
                                               ================================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                STATEMENT OF CHANGES IN NET ASSETS - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                           J.P. Morgan
                                               -------------------------------------
                                                Large Cap      Small         Mid
                                               Core Equity    Company     Cap Value
                                                Portfolio    Portfolio    Portfolio
                                               -------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $         5         (12)          (4)
   Realized Gain (Loss)                                 12         208           31
   Unrealized Appreciation (Depreciation)              (10)       (160)          23
                                               -------------------------------------
      Change in Net Assets from Operations               7          36           50

DEPOSITS                                               159         275          166

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                        -           6            -
   Withdrawals                                          89          72           72
   Contract Expense Charges                             87         161           72
   Transfers (in) out                                    3        (238)        (326)
                                               -------------------------------------
      Payments and Withdrawals                         179           1         (182)
                                               -------------------------------------
NET ASSETS:
   Net Increase (Decrease)                             (13)        310          398
   Beginning of Year                                 1,023       1,326          383
                                               -------------------------------------
      End of Year                              $     1,010       1,636          781
                                               =====================================

                                                     Franklin Templeton Variable Products          Calamos
                                               ------------------------------------------------- -----------

                                                           Small-Mid    Developing                Growth &
                                                  Real     Cap Growth     Markets     Foreign      Income
                                                 Estate    Securities   Securities   Securities   Portfolio
                                               ------------------------------------------------- -----------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $     13            (5)           5            4          68
   Realized Gain (Loss)                             355            24           93           45         134
   Unrealized Appreciation (Depreciation)           (53)            -          132          101          69
                                               ------------------------------------------------- -----------
      Change in Net Assets from Operations          315            19          230          150         271

DEPOSITS                                            497           114          143          273         542

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     -             -            -            -           8
   Withdrawals                                      257            58           19           57         228
   Contract Expense Charges                         243            46           63          161         337
   Transfers (in) out                              (233)           52         (159)        (268)       (217)
                                               ------------------------------------------------- -----------
      Payments and Withdrawals                      267           156          (77)         (50)        356
                                               ------------------------------------------------- -----------
NET ASSETS:
   Net Increase (Decrease)                          545           (23)         450          473         457
   Beginning of Year                              2,361           573          743        1,389       4,014
                                               ------------------------------------------------- -----------
      End of Year                              $  2,906           550        1,193        1,862       4,471
                                               ================================================= ===========

                                                    A I M Variable Insurance Funds           Seligman Portfolios
                                               -------------------------------------  ---------------------------------

                                                                                                               Smaller
                                                  Demo                     Premier       Comm      Capital       Cap
                                                 Trends     Technology      Equity       Info     Portfolio     Value      Total
                                               -------------------------------------  ---------------------------------  ---------

CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $     (5)            (3)          -         (8)          (10)        (1)        380
   Realized Gain (Loss)                              51             (1)         14         33            15         44       2,893
   Unrealized Appreciation (Depreciation)           (15)             9          22         39           119        (48)      3,024
                                               -------------------------------------  ---------------------------------  ---------
      Change in Net Assets from Operations           31              5          36         64           124         (5)      6,297

DEPOSITS                                            133             86         168        224           226         94      16,732

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     -              -           -          -             -          -         185
   Withdrawals                                       82             26          40         82            89         23       7,294
   Contract Expense Charges                          62             35          78         96           101         35       9,052
   Transfers (in) out                               116             32         120         97           113       (183)        831
                                               -------------------------------------  ---------------------------------  ---------
      Payments and Withdrawals                      260             93         238        275           303       (125)     17,362
                                               -------------------------------------  ---------------------------------  ---------
NET ASSETS:
   Net Increase (Decrease)                          (96)            (2)        (34)        13            47        214       5,667
   Beginning of Year                                674            383         857      1,028         1,153        213      98,131
                                               -------------------------------------  ---------------------------------  ---------
      End of Year                              $    578            381         823      1,041         1,200        427     103,798
                                               =====================================  =================================  =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                  Federated Insurance Series
                                               --------------------------------
                                                            High
                                               American    Income       Prime
                                               Leaders      Bond        Money
                                               Fund II     Fund II     Fund II
                                               --------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $     24        105          (1)
   Realized Gain (Loss)                              51        (17)          -
   Unrealized Appreciation (Depreciation)           290         39           -
                                               --------------------------------
      Change in Net Assets from Operations          365        127          (1)

DEPOSITS                                            723        438       2,414

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     5          1          14
   Withdrawals                                      447        106         467
   Contract Expense Charges                         432        142         510
   Transfers (in) out                               218         68       1,637
                                               --------------------------------
      Payments and Withdrawals                    1,102        317       2,628
                                               --------------------------------
NET ASSETS:
   Net Increase (Decrease)                          (14)       248        (215)
   Beginning of Year                              4,478      1,404       3,842
                                               --------------------------------
      End of Year                              $  4,464      1,652       3,627
                                               ================================

                                                                   MFS Variable Insurance Trust
                                               --------------------------------------------------------------------

                                                            Emerging     Total                 Strategic
                                                Research     Growth      Return       Bond      Income    Utilities
                                                 Series      Series      Series      Series     Series      Series
                                               --------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $      10         (72)        32         102           27         37
   Realized Gain (Loss)                             (106)       (314)        78          14            8         68
   Unrealized Appreciation (Depreciation)            767       1,366        296         (14)           3      1,520
                                               --------------------------------------------------------------------
      Change in Net Assets from Operations           671         980        406         102           38      1,625

DEPOSITS                                             802       1,680        729         352          107      1,119

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                      3           4          -           1           14          9
   Withdrawals                                       430         653        226         145           49        410
   Contract Expense Charges                          436         855        429         202           53        637
   Transfers (in) out                                142         288        (96)         14            6         71
                                               --------------------------------------------------------------------
      Payments and Withdrawals                     1,011       1,800        559         362          122      1,127
                                               --------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                           462         860        576          92           23      1,617
   Beginning of Year                               4,657       8,212      3,767       1,968          556      5,552
                                               --------------------------------------------------------------------
      End of Year                              $   5,119       9,072      4,343       2,060          579      7,169
                                               ====================================================================

                                                            American Century Variable Portfolios
                                               ---------------------------------------------------------------
                                                 VP                                VP         VP
                                               Capital       VP        VP        Income   Inflation       VP
                                                Apprec     Int'l      Value     & Growth  Protection    Ultra
                                               ---------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $   (16)     (11)          4            5           3       (1)
   Realized Gain (Loss)                            (74)     (63)        129           20           -        1
   Unrealized Appreciation (Depreciation)          217      531         171           92           3       11
                                               ---------------------------------------------------------------
      Change in Net Assets from Operations         127      457         304          117           6       11

DEPOSITS                                           365      631         543          266          28       67

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    1        1           -           19           -        -
   Withdrawals                                     114      312         254          108           -       13
   Contract Expense Charges                        196      334         256          122          12       16
   Transfers (in) out                               64      146        (142)         (78)       (105)     (58)
                                               ---------------------------------------------------------------
      Payments and Withdrawals                     375      793         368          171         (93)     (29)
                                               ---------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                         117      295         479          212         127      107
   Beginning of Year                             1,904    3,410       2,176          917          28       42
                                               ---------------------------------------------------------------
      End of Year                              $ 2,021    3,705       2,655        1,129         155      149
                                               ===============================================================

                                                       Dreyfus Variable Investment Fund
                                               -----------------------------------------------
                                                            Developing
                                                 Apprec.     Leaders      Stock     Socially
                                               Portfolio    Portfolio     Index    Responsible
                                               -----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $      37          (50)      187             (4)
   Realized Gain (Loss)                               24           19       104            (16)
   Unrealized Appreciation (Depreciation)            132          799     1,503             65
                                               -----------------------------------------------
      Change in Net Assets from Operations           193          768     1,794             45

DEPOSITS                                             847        1,276     3,503            204

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                      2            5        29              1
   Withdrawals                                       632          743     1,387             51
   Contract Expense Charges                          469          702     1,959            113
   Transfers (in) out                                 81           80        94             24
                                               -----------------------------------------------
      Payments and Withdrawals                     1,184        1,530     3,469            189
                                               -----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                          (144)         514     1,828             60
   Beginning of Year                               5,039        7,429    18,547            839
                                               -----------------------------------------------
      End of Year                              $   4,895        7,943    20,375            899
                                               ===============================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                           J.P. Morgan
                                               ------------------------------------
                                                Large Cap      Small        Mid
                                               Core Equity    Company    Cap Value
                                                Portfolio    Portfolio   Portfolio
                                               ------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $         1          (9)         (1)
   Realized Gain (Loss)                                  5          45           4
   Unrealized Appreciation (Depreciation)               76         230          35
                                               ------------------------------------
      Change in Net Assets from Operations              82         266          38

DEPOSITS                                               227         199          79

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                        -           -           -
   Withdrawals                                          65          39          11
   Contract Expense Charges                            100         122          20
   Transfers (in) out                                   32         (99)       (248)
                                               ------------------------------------
      Payments and Withdrawals                         197          62        (217)
                                               ------------------------------------
NET ASSETS:
   Net Increase (Decrease)                             112         403         334
   Beginning of Year                                   911         923          49
                                               ------------------------------------
      End of Year                              $     1,023       1,326         383
                                               ====================================

                                                   Franklin Templeton Variable Products          Calamos
                                               ----------------------------------------------  ----------
                                                                     Developing                 Growth &
                                                 Real       Small      Markets     Foreign       Income
                                                Estate       Cap     Securities   Securities    Portfolio
                                               ----------------------------------------------  ----------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $    18         (4)            8            2           14
   Realized Gain (Loss)                            104          8            28            -           65
   Unrealized Appreciation (Depreciation)          384         47            87          195          267
                                               ----------------------------------------------  ----------
      Change in Net Assets from Operations         506         51           123          197          346

DEPOSITS                                           359        134           147          251          947

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    -          -             -            3            -
   Withdrawals                                     124         77            19           34          111
   Contract Expense Charges                        183         52            44          124          332
   Transfers (in) out                             (320)       (32)         (137)         (77)        (603)
                                               ----------------------------------------------  ----------
      Payments and Withdrawals                     (13)        97           (74)          84         (160)
                                               ----------------------------------------------  ----------
NET ASSETS:
   Net Increase (Decrease)                         878         88           344          364        1,453
   Beginning of Year                             1,483        485           399        1,025        2,561
                                               ----------------------------------------------  ----------
      End of Year                              $ 2,361        573           743        1,389        4,014
                                               ==============================================  ==========

                                                  A I M Variable Insurance Funds         Seligman Portfolios
                                               -----------------------------------  ------------------------------

                                                 Dent                                                       Small
                                                 Demo                     Premier     Comm      Capital      Cap
                                                Trends     Technology      Equity     Info     Portfolio    Value     Total
                                               -----------------------------------  ------------------------------  ---------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $    (5)            (3)         (2)      (7)           (9)      (1)        420
   Realized Gain (Loss)                              5            (26)          -       12           (18)       1         159
   Unrealized Appreciation (Depreciation)           45             36          41       80           102       25       9,441
                                               -----------------------------------  ------------------------------  ---------
      Change in Net Assets from Operations          45              7          39       85            75       25      10,020

DEPOSITS                                           169            115         173      261           213       71      19,439

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    -              -           -        -             -        -         112
   Withdrawals                                      25             33          39       43            94       12       7,273
   Contract Expense Charges                         66             39          81      104            99       16       9,257
   Transfers (in) out                              (53)            83         (13)     (25)          (95)    (122)        745
                                               -----------------------------------  ------------------------------  ---------
      Payments and Withdrawals                      38            155         107      122            98      (94)     17,387
                                               -----------------------------------  ------------------------------  ---------
NET ASSETS:
   Net Increase (Decrease)                         176            (33)        105      224           190      190      12,072
   Beginning of Year                               498            416         752      804           963       23      86,059
                                               -----------------------------------  ------------------------------  ---------
      End of Year                              $   674            383         857    1,028         1,153      213      98,131
                                               ===================================  ==============================  =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND           FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II          Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 50% of their industry sectors.

High Income Bond Fund II          High current income by investing in high-yield, lower-rated corporate bonds
                                  (also known as "junk bonds").

Prime Money Fund II               Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST
Research Series                   Long-term growth of capital and future income by investing in common stock and related securities of companies having favorable prospects for long-term growth.

Emerging Growth Series            Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series               Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series              Total return (high income and long-term growth of capital).

Strategic Income Series           Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series                  Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation                Capital growth by investing in common stocks of growing companies.

VP International                       Capital growth by investing in stocks of growing foreign companies.

VP Value                               Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

VP Income and Growth                   Capital growth and income by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.

VP Inflation Protection (Class II)     Long-term total return and protection against U.S. inflation by investing in debt securities issued by the U.S. government, its agencies and instrumentalities.

VP Ultra                               Long-term capital growth by investing in common stocks of growing companies.

DREYFUS VARIABLE INVESTMENT FUND
VIF Appreciation Portfolio             Long-term capital growth and income by investing in common stocks of large
                                       "blue chip" companies.

VIF Developing Leaders Portfolio       Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Fund, Inc.         Match the total return of the Standard & Poor's (S&P) 500 Composite Stock
                                       Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible       Capital growth and current income by investing in common stocks of companies
Growth Fund, Inc.                      that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. MORGAN SERIES TRUST II
U.S. Large Cap Core Equity Portfolio   High total return by investing in large U.S. companies, with sector weightings similar to those of the S&P 500.

Small Company Portfolio                High total return by investing in small companies.

Mid Cap Value Portfolio                Growth from capital appreciation by investing in equity securities of mid-cap companies believed to be undervalued.

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Real Estate Fund (Class 2)    Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth          Long-term capital growth by investing primarily in equity securities of
Securities Fund (Class 2)              small and mid-size U.S. companies.

Templeton Developing Markets           Long-term capital appreciation by investing primarily in equity securities of
Securities Fund (Class 2)              companies in emerging market countries.

Templeton Foreign Securities           Long-term capital growth by investing primarily in equity securities of
Fund (Class 2)                         foreign companies.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio            High long-term total return by investing primarily in convertible, equity and fixed-income securities.

A I M VARIABLE INSURANCE FUNDS
V.I. Demographic                       Long-term growth of capital by investing in securities of companies that are
Trends Fund                            likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund                   Capital growth by investing broadly in equity securities across the technology universe.

V.I. Premier Equity Fund               Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.

Communications and Information         Capital gain by investing in securities of companies operating in the
Portfolio (Class 2)                    communications, information and related industries.

Capital Portfolio (Class 2)            Capital appreciation by investing primarily in common stocks of medium-sized
                                       U.S. companies displaying a proven track record and strong management.

Smaller-Cap Value Portfolio (Class 2)  Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

FUND CHANGES

During the year ended December 31, 2005, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

CURRENT PORTFOLIO NAME                 PRIOR PORTFOLIO NAME                      EFFECTIVE DATE
MFS Research Bond Series               MFS Bond Series                           May 1, 2005

Franklin Small-Mid Cap Growth          Franklin Small Cap Fund (class 2)         May 1, 2005
Securities Fund (class 2)

AIM V.I. Demographic Trends Fund       AIM V.I. Dent Demographic Trends          July 1, 2005
                                       Fund

Seligman Smaller-Cap Value             Seligman Small-Cap Value Portfolio        January 1, 2005
Portfolio (class 2)                    (class 2)

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

    Financial Statements - The preparation of financial statements in accordance with U.S. generally accepted accounting principles in the United States of America requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates.

    Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                           COST OF      PROCEEDS
2005:                                                     PURCHASES    FROM SALES
                                                          ---------    ----------
                                                              (in thousands)
American Leaders Fund II                                   $  965         1,307
High Income Bond Fund II                                    1,189         1,063
Prime Money Fund II                                         6,679         6,585
MFS Research Series                                           880         1,208
MFS Emerging Growth Series                                  1,554         2,097
MFS Total Return Series                                     1,166         1,094
MFS Research Bond Series                                      630           475
MFS Strategic Income Series                                   234           182
MFS Utilities Series                                        1,821         1,854
ACI VP Capital Appreciation                                   416           430
ACI VP International                                          731         1,127
ACI VP Value                                                1,466           795
ACI VP Income and Growth                                      511           348
ACI VP Inflation Protection                                   143           123
ACI VP Ultra                                                  359           134
Dreyfus Appreciation Portfolio                                899         1,137
Dreyfus Developing Leaders Portfolio                        1,321         1,763
Dreyfus Stock Index Fund                                    4,291         4,729
Dreyfus Socially Responsible Growth Fund                      200           241
J.P. Morgan U.S. Large Cap Core Equity Portfolio              210           225
J.P. Morgan Small Company Portfolio                           825           395
J.P. Morgan Mid Cap Value                                     674           324
Franklin Real Estate Fund                                   1,260           863
Franklin Small-Mid Cap Growth Securities Fund                 193           240
Templeton Developing Markets Securities Fund                  659           434
Templeton Foreign Securities Fund                             757           429
Calamos Growth & Income Portfolio                           1,095           803
A I M V.I. Demographic Trends Fund                            465           597
A I M V.I. New Technology Fund                                115           126
A I M V.I. Premier Equity Fund                                236           305
Seligman Capital Portfolio                                    314           401
Seligman Communications and Information Portfolio             279           338
Seligman Smaller Cap Value                                    378           117

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           COST OF      PROCEEDS
2004:                                                     PURCHASES    FROM SALES
                                                          ---------    ----------
                                                              (in thousands)
American Leaders Fund II                                   $  937         1,292
High Income Bond Fund II                                      851           626
Prime Money Fund II                                         5,201         5,416
MFS Research Series                                           969         1,168
MFS Emerging Growth Series                                  1,997         2,188
MFS Total Return Series                                       977           773
MFS Bond Series                                               611           519
MFS Strategic Income Series                                   206           195
MFS Utilities Series                                        1,509         1,480
ACI VP Capital Appreciation                                   431           458
ACI VP International                                          785           958
ACI VP Value                                                  943           747
ACI VP Income and Growth                                      411           312
ACI VP Inflation Protection                                   140            16
ACI VP Ultra                                                  129            33
Dreyfus Appreciation Portfolio                              1,133         1,434
Dreyfus Developing Leaders Portfolio                        1,653         1,957
Dreyfus Stock Index Fund                                    4,546         4,325
Dreyfus Socially Responsible Growth Fund                      247           236
J.P. Morgan U.S. Large Cap Core Equity Portfolio              254           222
J.P. Morgan Small Company Portfolio                           493           365
J.P. Morgan Mid Cap Value                                     347            52
Franklin Real Estate Fund                                     871           479
Franklin Small Cap Fund                                       203           171
Templeton Developing Markets Securities Fund                  449           220
Templeton Foreign Securities Fund                             427           259
Calamos Growth & Income Portfolio                           1,848           727
A I M V.I. Dent Demographic Trends Fund                       390           263
A I M V.I. New Technology Fund                                159           201
A I M V.I. Premier Equity Fund                                240           177
Seligman Small Cap Value                                      208            44
Seligman Capital Portfolio                                    372           269
Seligman Communications and Information Portfolio             486           355

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. RESTATEMENT

As indicated in Note 5, subsequent to the issuance of the December 31, 2004 financial statements, the Account identified errors in the calculation of total return information for certain subaccounts. The correction of these errors resulted in restatement of the range of total returns for certain subaccounts for the years ended December 31, 2004, 2003, 2002 and 2001. In addition, the Statement of Changes in Net Assets, which was previously presented by product, has been aggregated to report the total results of each subaccount.


3. CONTRACT CHARGES

CENTURY II VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

A premium expense charge for premium taxes of 2.25% of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2005, $2,164,000 (2004 - $2,189,000) was assessed in surrender charges. Other contract charges, primarily annual administrative fees, totaled $8,145,000 (2004 - $8,349,000).

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus a $1,000 charge that varies by issue age of the specified amount insured per month for all contracts. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

A premium expense charge of 8.25% is deducted from each target and excess premium payment.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85% premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge. During the year ended 2005, other contract charges totaled $684,000 (2004 - $797,000).

CENTURY II ALLIANCE VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus KCL can also deduct a per $1,000 charge of the total amount insured, which it is presently not but the maximum allowed per the contract is $0.05 per $1,000 charge of the total insured. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. During the year ended 2005, $119,000 (2004 - $234,000) was assessed in surrender charges and other contract charges totaled $1,050,000 (2004 - $860,000).

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Fees and and other Administrative Charges for the year are as follows:

                                                                           CENTURY II
2005:                                                                    SURVIVORSHIP AND
                                                                       CENTURY II HERITAGE                          TOTAL
                                                      CENTURY II           SURVIVORSHIP      CENTURY II ALLIANCE   VARIABLE
                                                   VARIABLE UNIVERSAL   VARIABLE UNIVERSAL    VARIABLE UNIVERSAL   UNIVERSAL
                                                         LIFE                 LIFE                  LIFE             LIFE
                                                   ------------------  -------------------   -------------------   ---------
                                                                             (in thousands)
American Leaders Fund II                               $   33               $   2                 $   1             $   36
High Income Bond Fund II                                   10                   2                     1                 13
Prime Money Fund II                                        24                   4                     2                 30
MFS Research Series                                        40                   3                     -                 43
MFS Emerging Growth Series                                 71                   5                     1                 77
MFS Total Return Series                                    31                   3                     2                 36
MFS Research Bond Series                                   13                   2                     1                 16
MFS Strategic Income Series                                 3                   1                     1                  5
MFS Utilities Series                                       58                   6                     2                 66
ACI VP Capital Appreciation                                17                   1                     -                 18
ACI VP International                                       28                   2                     1                 31
ACI VP Value                                               19                   2                     2                 23
ACI VP Income and Growth                                    9                   1                     1                 11
ACI VP Inflation Protection                                 -                   1                     -                  1
ACI VP Ultra                                                1                   -                     -                  1
Dreyfus Appreciation Portfolio                             38                   2                     1                 41
Dreyfus Developing Leaders Portfolio                       58                   5                     3                 66
Dreyfus Stock Index Fund                                  143                  18                     6                167
Dreyfus Socially Responsible Growth Fund, Inc               7                   -                     -                  7
J.P. Large Cap Core Equity Portfolio                        6                   1                     1                  8
J.P. Small Company Portfolio                               10                   1                     1                 12
J.P. Mid Cap Value Portfolio                                4                   -                     1                  5
Franklin Real Estate Fund                                  18                   1                     3                 22
Franklin Small-Mid Cap Growth Securities                    4                   -                     1                  5
Templeton Developing Markets Securities Fund                6                   1                     1                  8
Templeton Foreign Securities Fund                          11                   1                     1                 13
Calamos Growth & Income Portfolio                          24                   3                     5                 32
A I M V. I. Dent Demographic Trends Fund                    4                   1                     -                  5
A I M V. I. Technology Fund                                 3                   -                     -                  3
A I M V. I. Premier Equity Fund                             5                   -                     1                  6
Seligman Smaller-Cap Value Portfolio                        2                   -                     -                  2
Seligman Communications and Information Portfolio           7                   -                     1                  8
Seligman Capital Portfolio                                  8                   1                     1                 10
                                                   ------------------  -------------------   -------------------   ---------
                                                       $  715               $  70                 $  42             $  827
                                                   ==================  ===================   ===================   =========

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

4. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

  2005:                                                      UNITS                    UNITS               NET INCREASE
                                                           PURCHASED                 REDEEMED              (DECREASE)
                                                           ---------                 --------             ------------
                                                                                 (in thousands)
American Leaders Fund II                                       58                       77                    (19)
High Income Bond Fund II                                       75                       74                      1
Prime Money Fund II                                           556                      553                      2
MFS Research Series                                            52                       72                    (20)
MFS Emerging Growth Series                                    103                      133                    (30)
MFS Total Return Series                                        49                       55                     (6)
MFS Research Bond Series                                       33                       29                      4
MFS Strategic Income Series                                    14                       13                      1
MFS Utilities Series                                           80                       74                      6
ACI VP Capital Appreciation                                    35                       34                      1
ACI VP International                                           46                       72                    (26)
ACI VP Value                                                  112                       75                     37
ACI VP Income and Growth                                       62                       43                     19
ACI VP Inflations Protection                                   13                       12                      1
ACI VP Ultra                                                   29                       11                     18
Dreyfus Appreciation Portfolio                                 65                       77                    (12)
Dreyfus Developing Leaders Portfolio                           88                      109                    (21)
Dreyfus Stock Index Fund                                      295                      331                    (36)
Dreyfus Socially Responsible Growth Fund, Inc                   9                       10                     (1)
J.P. Large Cap Core Equity Portfolio                           14                       15                     (1)
J.P. Small Company Portfolio                                   41                       23                     18
J.P. Mid Cap Value Portfolio                                   44                       21                     23
Franklin Real Estate Fund Class 2                              52                       41                     11
Franklin Small-Mid Cap Growth Securities Class 2               26                       33                     (6)
Templeton Developing Markets Securities Fund                   41                       27                     14
Templeton Foreign Securities Fund                              40                       22                     18
Calamos Growth & Income Portfolio                              64                       50                     14
A I M V. I. Demographic Trends Fund                            88                      113                    (25)
A I M V. I. Technology Fund                                    38                       40                     (2)
A I M V. I. Premier Equity Fund                                33                       44                    (11)
Seligman Communications and Information Portfolio              42                       50                     (9)
Seligman Capital Portfolio                                     47                       60                    (13)
Seligman Smaller-Cap Value Portfolio                           23                        8                     15

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FINANCIAL HIGHLIGHTS


                                                                      AT DECEMBER 31, 2005
                                                             ------------------------------------
                                                                       UNIT FAIR VALUE      NET
                                                              UNITS      LOWEST TO         ASSETS
                                                             (000'S)      HIGHEST         (000'S)
                                                             ------- ----------------------------
American Leaders Fund II                                       222   $10.666  to $20.828  $ 4,263
High Income Bond Fund II                                       113    13.320  to  15.959    1,692
Prime Money Fund II                                            298    10.497  to  12.786    3,721
MFS Research Series                                            299     9.898  to  18.133    5,147
MFS Emerging Growth Series                                     562     8.573  to  17.611    9,341
MFS Total Return Series                                        218    12.094  to  21.573    4,282
MFS Research Bond Series                                       133    13.066  to  16.488    2,121
MFS Strategic Income Series                                     43    13.353  to  14.351      599
MFS Utilities Series                                           327    12.547  to  28.383    8,309
ACI VP Capital Appreciation                                    181    10.065  to  13.768    2,453
ACI VP International                                           213    10.809  to  18.381    3,721
ACI VP Value                                                   300    10.110  to  13.782    3,174
ACI VP Income and Growth                                       167     7.606  to  11.059    1,331
ACI VP Inflation Protection                                     16    10.656  to  10.769      169
ACI VP Ultra                                                    30    12.799  to  12.935      385
Dreyfus Appreciation Portfolio                                 338    10.023  to  14.813    4,866
Dreyfus Developing Leaders Portfolio                           488    11.715  to  17.037    7,947
Dreyfus Stock Index Fund                                     1,400    10.256  to  15.292   20,529
Dreyfus Socially Responsible Growth Fund, Inc                   39     8.211  to  26.325      889
J.P. U.S. Large Cap Core Equity Portfolio                       73     9.402  to  14.996    1,010
J.P. Small Company Portfolio                                    94    12.714  to  18.759    1,636
J.P. Mid Cap Value Portfolio                                    50    15.634  to  15.800      781
Franklin Real Estate Fund Class 2                              129    21.182  to  23.201    2,906
Franklin Small-Mid Cap Growth Securities                        73     7.212  to  10.273      550
Templeton Developing Markets Securities Fund                    65    17.763  to  21.854    1,193
Templeton Foreign Securities Fund                               88    12.274  to  24.481    1,862
Calamos Growth & Income Portfolio                              282    13.542  to  17.065    4,471
A I M V. I. Demographic Trends Fund                            106     5.102  to   8.857      578
A I M V. I. Technology Fund                                    132     2.615  to   7.150      381
A I M V. I. Premier Equity Fund                                116     6.798  to   8.596      823
Seligman Communications and Information Portfolio              147     6.718  to   9.593    1,041
Seligman Capital Portfolio                                     164     6.951  to   9.417    1,200
Seligman Smaller-Cap Value Portfolio                            29    14.835  to  14.992      427

                                                                             FOR THE YEAR ENDED
                                                                              DECEMBER 31, 2005
                                                             -------------------------------------------------
                                                             INVESTMENT(a)   EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                                INCOME          LOWEST TO         LOWEST TO
                                                                RATIO            HIGHEST           HIGHEST
                                                             -------------   ---------------- ----------------
American Leaders Fund II                                         1.51%         0.5% to 0.9%    4.08% to  4.50%
High Income Bond Fund II                                         8.07          0.5  to 0.9     1.74% to  2.15%
Prime Money Fund II                                              2.66          0.5  to 0.9     1.77% to  2.18%
MFS Research Series                                              0.47          0.5  to 0.9     6.84% to  7.26%
MFS Emerging Growth Series                                       0.00          0.5  to 0.9     8.21% to  8.65%
MFS Total Return Series                                          1.98          0.5  to 0.9     1.90% to  2.31%
MFS Research Bond Series                                         5.03          0.5  to 0.9     0.61% to  1.01%
MFS Strategic Income Series                                      6.69          0.5  to 0.9     0.98% to  1.38%
MFS Utilities Series                                             0.59          0.5  to 0.9    15.79% to 16.26%
ACI VP Capital Appreciation                                      0.00          0.5  to 0.9    20.97% to 21.46%
ACI VP International                                             1.19          0.5  to 0.9    12.24% to 12.69%
ACI VP Value                                                     0.83          0.5  to 0.9     4.09% to  4.51%
ACI VP Income and Growth                                         1.82          0.5  to 0.9     3.70% to  4.11%
ACI VP Inflation Protection                                      4.22          0.5  to 0.9     0.66% to  1.06%
ACI VP Ultra                                                     0.00          0.5  to 0.9     1.25% to  1.66%
Dreyfus Appreciation Portfolio                                   0.02          0.5  to 0.9     3.45% to  3.86%
Dreyfus Developing Leaders Portfolio                             0.00          0.5  to 0.9     4.86% to  5.27%
Dreyfus Stock Index Fund                                         1.61          0.5  to 0.9     3.76% to  4.17%
Dreyfus Socially Responsible Growth Fund, Inc                    0.00          0.5  to 0.9     2.69% to  3.10%
J.P. U.S. Large Cap Core Equity Portfolio                        1.22          0.5  to 0.9     0.44% to  0.85%
J.P. Small Company Portfolio                                     0.00          0.5  to 0.9     2.49% to  2.90%
J.P. Mid Cap Value Portfolio                                     0.18          0.5  to 0.9     8.24% to  8.67%
Franklin Real Estate Fund Class 2                                1.35          0.5  to 0.9    12.46% to 12.91%
Franklin Small-Mid Cap Growth Securities                         0.00          0.5  to 0.9     3.85% to  4.27%
Templeton Developing Markets Securities Fund                     1.30          0.5  to 0.9    26.29% to 26.79%
Templeton Foreign Securities Fund                                1.12          0.5  to 0.9     9.18% to  9.62%
Calamos Growth & Income Portfolio                                2.39          0.5  to 0.9     6.19% to  6.62%
A I M V. I. Demographic Trends Fund                              0.00          0.5  to 0.9     5.26% to  5.68%
A I M V. I. Technology Fund                                      0.00          0.5  to 0.9     1.26% to  1.67%
A I M V. I. Premier Equity Fund                                  0.84          0.5  to 0.9     4.71% to  5.13%
Seligman Communications and Information Portfolio                0.00          0.5  to 0.9     6.56% to  6.99%
Seligman Capital Portfolio                                       0.00          0.5  to 0.9    11.20% to 11.64%
Seligman Smaller-Cap Value Portfolio                             0.23          0.5  to 0.9    -4.98% to -4.61%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                            AT DECEMBER 31, 2004
                                                    ------------------------------------

                                                               UNIT FAIR VALUE     NET
                                                     UNITS        LOWEST TO       ASSETS
                                                    (000'S)        HIGHEST       (000'S)
                                                    ------- ----------------------------
American Leaders Fund II                              241    $10.207 to $20.011  $ 4,464
High Income Bond Fund II                              113     13.040 to  15.686    1,652
Prime Money Fund II                                   296     10.273 to  12.564    3,627
MFS Research Series                                   318      9.227 to  16.973    5,119
MFS Emerging Growth Series                            591      7.891 to  16.275    9,072
MFS Total Return Series                               224     11.821 to  21.170    4,343
MFS Bond Series                                       130     12.936 to  16.389    2,060
MFS Strategic Income Series                            42     13.172 to  14.212      579
MFS Utilities Series                                  321     10.793 to  24.511    7,169
ACI VP Capital Appreciation                           180      8.287 to  11.381    2,021
ACI VP International                                  240      9.592 to  16.376    3,705
ACI VP Value                                          263      9.712 to  13.187    2,655
ACI VP Income and Growth                              148      7.335 to  10.622    1,129
ACI VP Inflation Protection                            15     10.587 to  10.656      155
ACI VP Ultra                                           12     12.641 to  12.724      149
Dreyfus Appreciation Portfolio                        350      9.651 to  14.320    4,895
Dreyfus Developing Leaders Portfolio                  509     11.128 to  16.248    7,943
Dreyfus Stock Index Fund                            1,436      9.845 to  14.738   20,375
Dreyfus Socially Responsible Growth Fund, Inc          40      7.964 to  25.565      899
J.P. Large Cap Core Equity Portfolio                   73      9.323 to  14.889    1,023
J.P. Small Company Portfolio                           76     12.355 to  18.253    1,326
J.P. Mid Cap Value Portfolio                           26     14.445 to  14.539      383
Franklin Real Estate Fund                             118     18.760 to  20.573    2,361
Franklin Small Cap                                     79      6.945 to   9.853      573
Templeton Developing Markets Securities Fund           51     14.066 to  17.236      743
Templeton Foreign Securities Fund                      70     11.197 to  22.360    1,389
Calamos Growth & Income Portfolio                     268     12.702 to  16.026    4,014
AIM V.I. Dent Demographic Trends Fund                 131      4.847 to   8.382      674
AIM V.I. Technology Fund                              134      2.583 to   7.033      383
AIM V.I. Premier Equity Fund                          127      6.492 to   8.176      857
Seligman Communications and Information Portfolo      155      6.304 to   8.966    1,028
Seligman Capital Portfolio                            177      6.251 to   8.435    1,153
Seligman Small Cap Value Portfolio                     14     15.614 to  15.716      213

                                                                            FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2004
                                                    -----------------------------------------------------------------
                                                                                         TOTAL RETURN(c)(d)
                                                                    EXPENSE               LOWEST TO HIGHEST
                                                    INVESTMENT(a)   RATIO(b)     ------------------------------------
                                                       INCOME       LOWEST TO       AS PREVIOUSLY
                                                        RATIO        HIGHEST          REPORTED            RESTATED
                                                    -------------  ------------  ------------------  ----------------
American Leaders Fund II                                1.44%      0.5% to 0.9%    8.79% to   9.23%   8.79% to  9.22%
High Income Bond Fund II                                7.70       0.5  to 0.9     9.47% to   9.91%
Prime Money Fund II                                     0.81       0.5  to 0.9    -0.09% to   0.31%
MFS Research Series                                     1.06       0.5  to 0.9    14.81% to  15.27%
MFS Emerging Growth Series                              0.00       0.5  to 0.9    11.94% to  12.39%  11.95% to 12.39%
MFS Total Return Series                                 1.64       0.5  to 0.9    10.32% to  10.76%  10.32% to 10.77%
MFS Bond Series                                         5.90       0.5  to 0.9     5.11% to   5.53%
MFS Strategic Income Series                             5.31       0.5  to 0.9     6.76% to   7.19%
MFS Utilities Series                                    1.45       0.5  to 0.9    29.03% to  29.55%
ACI VP Capital Appreciation                             0.00       0.5  to 0.9     6.62% to   7.05%
ACI VP International                                    0.55       0.5  to 0.9    13.89% to  14.35%
ACI VP Value                                            0.97       0.5  to 0.9    13.31% to  13.76%
ACI VP Income and Growth                                1.38       0.5  to 0.9    11.98% to  12.43%
ACI VP Inflation Protection                             3.15       0.5  to 0.9     5.87% to   6.56%   4.86% to  5.29%
ACI VP Ultra                                            0.00       0.5  to 0.9    26.41% to  27.24%   9.68% to 10.12%
Dreyfus Appreciation Portfolio                          1.63       0.5  to 0.9    -4.41% to  41.48%   4.10% to  4.52%
Dreyfus Developing Leaders Portfolio                    0.20       0.5  to 0.9    -3.44% to  40.62%  10.34% to 10.79%
Dreyfus Stock Index Fund                                1.83       0.5  to 0.9     6.62% to   7.14%   9.64% to 10.09%
Dreyfus Socially Responsible Growth Fund, Inc           0.41       0.5  to 0.9   -20.72% to  73.61%   5.25% to  5.68%
J.P. Large Cap Core Equity Portfolio                    0.75       0.5  to 0.9     4.25% to  10.77%   8.51% to  8.94%
J.P. Small Company Portfolio                            0.00       0.5  to 0.9   -24.64% to  63.96%  26.03% to 26.54%
J.P. Mid Cap Value Portfolio                            0.19       0.5  to 0.9    44.45% to  45.39%  19.97% to 20.45%
Franklin Real Estate Fund                               1.86       0.5  to 0.9    50.34% to 119.20%  30.62% to 31.14%
Franklin Small Cap                                      0.00       0.5  to 0.9   -31.78% to -28.88%  10.48% to 10.92%
Templeton Developing Markets Securities Fund            2.20       0.5  to 0.9    16.82% to  42.79%  23.59% to 24.09%
Templeton Foreign Securities Fund                       1.05       0.5  to 0.9   -21.73% to  42.35%  17.46% to 17.94%
Calamos Growth & Income Portfolio                       1.23       0.5  to 0.9    80.41% to 102.05%  10.10% to 10.55%
AIM V.I. Dent Demographic Trends Fund                   0.00       0.5  to 0.9   -57.41% to -39.66%   7.28% to  7.72%
AIM V.I. Technology Fund                                0.00       0.5  to 0.9   -72.80% to -62.95%   3.72% to  4.16%
AIM V.I. Premier Equity Fund                            0.49       0.5  to 0.9   -43.67% to -43.50%   4.83% to  5.24%
Seligman Communications and Information Portfolio       0.00       0.5  to 0.9    15.23% to  39.53%   9.86% to 10.31%
Seligman Capital Portfolio                              0.00       0.5  to 0.9    24.92% to 151.07%   7.32% to  7.77%
Seligman Small Cap Value Portfolio                      0.03       0.5  to 0.9    56.14% to  57.16%  18.53% to 19.01%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            AT DECEMBER 31, 2003
                                                    ------------------------------------

                                                               UNIT FAIR VALUE     NET
                                                     UNITS        LOWEST TO       ASSETS
                                                    (000'S)        HIGHEST       (000'S)
                                                    ------- ----------------------------
American Leaders Fund II                              266    $9.345 to $18.394   $ 4,478
High Income Bond Fund II                              104    11.864 to  14.329     1,404
International Small Company Fund II(c)                  0     6.457 to   9.035       -
Prime Money Fund II                                   314    10.241 to  12.575     3,842
MFS Research Series                                   335     8.005 to  14.784     4,657
MFS Emerging Growth Series                            603     7.021 to  14.538     8,212
MFS Total Return Series                               212    10.672 to  19.190     3,767
MFS Bond Series                                       131    12.258 to  15.592     1,968
MFS Strategic Income Series                            43    12.288 to  13.312       556
MFS Utilities Series                                  320     8.331 to  18.997     5,552
ACI VP Capital Appreciation                           180     7.741 to  10.675     1,904
ACI VP International                                  252     8.388 to  14.379     3,410
ACI VP Value                                          246     8.571 to  11.592     2,176
ACI VP Income and Growth                              135     6.550 to   9.448       917
ACI VP Inflation Protection(d)                          3    10.096 to  10.121        28
ACI VP Ultra(d)                                         4    11.525 to  11.554        42
Dreyfus Appreciation Portfolio                        375     9.234 to  13.756     5,039
Dreyfus Developing Leaders Portfolio                  526    10.045 to  14.725     7,429
Dreyfus Stock Index Fund                            1,427     8.943 to  13.442    18,547
Dreyfus Socially Responsible Growth Fund, Inc          39     7.536 to  24.221       839
J.P. Large Cap Core Equity Portfolio                   71     8.558 to  13.684       911
J.P. Small Company Portfolio                           66     9.764 to  14.443       923
J.P. Mid Cap Value Portfolio(d)                         4    12.040 to  12.071        49
Franklin Real Estate Fund                              97    14.305 to  15.707     1,483
Franklin Small Cap                                     75     6.286 to   8.883       485
Templeton Developing Markets Securities Fund           35    11.381 to  13.890       399
Templeton Foreign Securities Fund                      57     9.494 to  18.983     1,025
Calamos Growth & Income Portfolio                     184    11.490 to  14.516     2,561
A I M V. I. Dent Demographic Trends Fund              106     4.518 to   7.781       498
A I M V. I. New Technology Fund                       162     2.490 to   6.752       416
A I M V. I. Premier Equity Fund                       117     6.193 to   7.769       752
Seligman Communications and Information Portfolio     134     5.738 to   8.128       804
Seligman Capital Portfolio                            160     5.824 to   7.827       963
Seligman Small Cap Value Portfolio(d)                   2    13.173 to  13.206        23

                                                                            FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2003
                                                    -----------------------------------------------------------------
                                                                                         TOTAL RETURN(e)(f)
                                                                    EXPENSE               LOWEST TO HIGHEST
                                                    INVESTMENT(a)   RATIO(b)     ------------------------------------
                                                       INCOME       LOWEST TO       AS PREVIOUSLY
                                                        RATIO        HIGHEST          REPORTED            RESTATED
                                                    -------------  ------------  ------------------  ----------------
American Leaders Fund II                                1.55%      0.5% to 0.9%    26.55% to 27.05%  26.55% to 27.06%
High Income Bond Fund II                                7.08       0.5  to 0.9     21.12% to 21.61%
International Small Company Fund II(c)                  0.00       0.5  to 0.9     38.09% to 38.57%
Prime Money Fund II                                     0.70       0.5  to 0.9     -0.22% to  0.18%  -0.21% to  0.19%
MFS Research Series                                     0.66       0.5  to 0.9     23.59% to 24.09%
MFS Emerging Growth Series                              0.00       0.5  to 0.9     29.07% to 29.58%  29.07% to 29.59%
MFS Total Return Series                                 1.70       0.5  to 0.9     15.28% to 15.74%
MFS Bond Series                                         6.20       0.5  to 0.9      8.36% to  8.79%   8.36% to  8.80%
MFS Strategic Income Series                             5.16       0.5  to 0.9      9.39% to  9.83%
MFS Utilities Series                                    2.26       0.5  to 0.9     34.68% to 35.22%
ACI VP Capital Appreciation                             0.00       0.5  to 0.9     19.39% to 19.87%
ACI VP International                                    0.74       0.5  to 0.9     23.39% to 23.88%
ACI VP Value                                            1.05       0.5  to 0.9     27.80% to 28.32%  27.79% to 28.32%
ACI VP Income and Growth                                1.31       0.5  to 0.9     28.19% to 28.71%  28.18% to 28.70%
ACI VP Inflation Protection(d)                          1.88       0.5  to 0.9      0.96% to  1.21%
ACI VP Ultra(d)                                         0.00       0.5  to 0.9     15.25% to 15.54%
Dreyfus Appreciation Portfolio                          1.45       0.5  to 0.9     20.08% to 20.56%  20.09% to 20.56%
Dreyfus Developing Leaders Portfolio                    0.03       0.5  to 0.9     30.51% to 31.03%
Dreyfus Stock Index Fund                                1.52       0.5  to 0.9     27.22% to 27.72%
Dreyfus Socially Responsible Growth Fund, Inc           0.12       0.5  to 0.9     25.22% to 25.36%  24.88% to 25.37%
J.P. Large Cap Core Equity Portfolio                    0.70       0.5  to 0.9     27.34% to 27.51%  27.00% to 27.50%
J.P. Small Company Portfolio                            0.00       0.5  to 0.9     35.13% to 35.30%  34.76% to 35.29%
J.P. Mid Cap Value Portfolio(d)                         0.00       0.5  to 0.9     20.40% to 20.71%
Franklin Real Estate Fund                               2.40       0.5  to 0.9     34.90% to 35.07%  34.53% to 35.07%
Franklin Small Cap                                      0.00       0.5  to 0.9     35.13% to 36.56%  36.00% to 36.56%
Templeton Developing Markets Securities Fund            1.30       0.5  to 0.9     51.62% to 52.23%  51.63% to 52.24%
Templeton Foreign Securities Fund                       1.74       0.5  to 0.9     31.39% to 31.55%  31.03% to 31.55%
Calamos Growth & Income Portfolio                       3.27       0.5  to 0.9     24.97% to 25.13%  24.63% to 25.12%
A I M V. I. Dent Demographic Trends Fund                0.00       0.5  to 0.9     36.21% to 36.78%  36.25% to 36.77%
A I M V. I. New Technology Fund                         0.00       0.5  to 0.9     50.97% to 51.63%  51.00% to 51.63%
A I M V. I. Premier Equity Fund                         0.35       0.5  to 0.9     23.97% to 24.46%  23.96% to 24.46%
Seligman Communications and Information Portfolio       0.00       0.5  to 0.9     42.77% to 43.33%
Seligman Capital Portfolio                              0.00       0.5  to 0.9     34.53% to 35.07%  34.53% to 35.06%
Seligman Small Cap Value Portfolio(d)                   2.06       0.5  to 0.9     31.73% to 32.06%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

(d) Fund inception date May 14, 2003.

(e) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(f) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            AT DECEMBER 31, 2002
                                                    ------------------------------------

                                                               UNIT FAIR VALUE     NET
                                                     UNITS        LOWEST TO       ASSETS
                                                    (000'S)        HIGHEST       (000'S)
                                                    ------- ------------------   -------
American Leaders Fund II                              293    $7.355 to $14.535   $ 3,834
High Income Bond Fund II                               99     9.756 to  11.830     1,120
International Small Company Fund II                    10     4.676 to   6.520        49
Prime Money Fund II                                   370    10.222 to  12.602     4,528
MFS Research Series                                   348     6.451 to  11.962     3,926
MFS Emerging Growth Series                            590     5.418 to  11.264     6,196
MFS Total Return Series                               205     9.221 to  16.646     3,185
MFS Bond Series                                       155    11.267 to  14.389     2,161
MFS Strategic Income Series                            42    11.188 to  12.169       503
MFS Utilities Series                                  321     6.161 to  14.105     4,156
ACI VP Capital Appreciation                           165     6.458 to   8.941     1,466
ACI VP International                                  254     6.771 to  11.653     2,789
ACI VP Value                                          234     6.707 to   9.034     1,604
ACI VP Income and Growth                              171     5.110 to   7.341       900
Dreyfus Appreciation Portfolio                        373     7.659 to  11.455     4,195
Dreyfus Small Cap Portfolio                           554     7.666 to  11.283     6,018
Dreyfus Stock Index Fund                            1,317     7.002 to  10.566    13,520
Dreyfus Socially Responsible Growth Fund, Inc          35     6.011 to  19.343       621
J.P. Equity Portfolio                                  71     6.712 to  10.746       726
J.P. Small Company Portfolio                           63     7.217 to  10.688       662
Franklin Real Estate Fund                             108    10.591 to  11.644     1,239
Franklin Small Cap                                     64     4.652 to   6.505       299
Templeton Developing Markets Securities Fund           20     7.506 to   9.124       147
Templeton Foreign Securities Fund                      52     7.217 to  14.448       718
Calamos Convertible Portfolio                         185     9.183 to  11.615     2,087
A I M V. I. Dent Demographic Trends Fund               91     3.317 to   5.689       311
A I M V. I. New Technology Fund                        89     1.649 to   4.453       152
A I M V. I. Premier Equity Fund                        98     4.996 to   6.242       500
Seligman Communications and Information Portfolio     105     4.019 to   5.671       436
Seligman Capital Portfolio                            140     4.329 to   5.795       625

                                                                               FOR THE YEAR ENDED
                                                                               DECEMBER 31, 2002
                                                    ----------------------------------------------------------------------
                                                                                            TOTAL RETURN(c)(d)
                                                                    EXPENSE                  LOWEST TO HIGHEST
                                                    INVESTMENT(a)   RATIO(b)     -----------------------------------------
                                                       INCOME       LOWEST TO        AS PREVIOUSLY
                                                        RATIO        HIGHEST           REPORTED              RESTATED
                                                    -------------  ------------  --------------------   ------------------
American Leaders Fund II                                1.12%      0.5% to 0.9%    -20.93% to -20.61%
High Income Bond Fund II                                9.87%      0.5  to 0.9       0.48% to   0.88%
International Small Company Fund II                     0.00%      0.5  to 0.9     -18.22% to -17.88%
Prime Money Fund II                                     1.40%      0.5  to 0.9       0.49% to   0.90%
MFS Research Series                                     0.27%      0.5  to 0.9     -25.21% to -24.92%
MFS Emerging Growth Series                              0.00%      0.5  to 0.9     -34.36% to -34.10%
MFS Total Return Series                                 1.65%      0.5  to 0.9      -6.02% to  -5.64%
MFS Bond Series                                         5.06%      0.5  to 0.9       7.94% to   8.38%
MFS Strategic Income Series                             3.32%      0.5  to 0.9       7.43% to   7.86%
MFS Utilities Series                                    2.63%      0.5  to 0.9     -23.45% to -23.15%
ACI VP Capital Appreciation                             0.00%      0.5  to 0.9     -21.91% to -21.59%
ACI VP International                                    0.80%      0.5  to 0.9     -21.08% to -20.76%
ACI VP Value                                            0.76%      0.5  to 0.9     -13.40% to -13.06%
ACI VP Income and Growth                                1.02%      0.5  to 0.9     -20.09% to -19.77%
Dreyfus Appreciation Portfolio                          1.12%      0.5  to 0.9     -17.46% to -17.13%
Dreyfus Small Cap Portfolio                             0.04%      0.5  to 0.9     -19.85% to -19.53%
Dreyfus Stock Index Fund                                1.36%      0.5  to 0.9     -23.06% to -22.75%
Dreyfus Socially Responsible Growth Fund, Inc           0.22%      0.5  to 0.9     -29.39% to -29.29%   -29.58% to -29.29%
J.P. Equity Portfolio                                   0.05%      0.5  to 0.9     -25.09% to -25.01%   -25.30% to -25.01%
J.P. Small Company Portfolio                            0.20%      0.5  to 0.9     -22.14% to -22.04%   -22.35% to -22.04%
Franklin Real Estate Fund                               0.00%      0.5  to 0.9       1.44% to   1.56%     1.15% to   1.56%
Franklin Small Cap                                      0.25%      0.5  to 0.9     -29.04% to -28.86%   -29.32% to -29.04%
Templeton Developing Markets Securities Fund            1.11%      0.5  to 0.9      -1.04% to  -0.65%
Templeton Foreign Securities Fund                       1.57%      0.5  to 0.9     -19.07% to -18.96%   -19.30% to -18.96%
Calamos Convertible Portfolio                           3.47%      0.5  to 0.9      -4.69% to  -4.57%    -4.96% to  -4.57%
A I M V. I. Dent Demographic Trends Fund                0.00%      0.5  to 0.9     -32.80% to -32.54%   -32.82% to -32.54%
A I M V. I. New Technology Fund                         0.00%      0.5  to 0.9     -45.61% to -45.41%
A I M V. I. Premier Equity Fund                         0.38%      0.5  to 0.9     -30.89% to -30.61%
Seligman Communications and Information Portfolio       0.00%      0.5  to 0.9     -36.81% to -36.55%
Seligman Capital Portfolio                              0.00%      0.5  to 0.9     -33.74% to -33.47%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            AT DECEMBER 31, 2001
                                                    ------------------------------------

                                                               UNIT FAIR VALUE     NET
                                                     UNITS        LOWEST TO       ASSETS
                                                    (000'S)        HIGHEST       (000'S)
                                                    ------- ----------------------------
American Leaders Fund II                              284     9.264 to 18.382      4,802
High Income Bond Fund II                               96     9.671 to 11.774      1,092
International Small Company Fund II                    11     5.718 to  7.940         60
Prime Money Fund II                                   396    10.131 to 12.540      4,838
MFS Research Series                                   350     8.592 to 15.995      5,294
MFS Emerging Growth Series                            552     8.221 to 17.159      8,996
MFS Total Return Series                               181     9.772 to 17.712      3,032
MFS Bond Series                                        97    10.396 to 13.330      1,259
MFS Strategic Income Series                            17    10.373 to 11.327        188
MFS Utilities Series                                  308     8.017 to 18.426      5,303
ACI VP Capital Appreciation                           152     8.236 to 11.449      1,738
ACI VP International                                  246     8.545 to 14.766      3,501
ACI VP Value                                          165     7.745 to 10.391      1,282
ACI VP Income and Growth                              153     6.395 to  9.150        996
Dreyfus Appreciation Portfolio                        354     9.242 to 13.878      4,868
Dreyfus Small Cap Portfolio                           500     9.526 to 14.077      6,883
Dreyfus Stock Index Fund                            1,277     9.064 to 13.733     17,157
Dreyfus Socially Responsible Growth Fund, Inc          37     8.501 to 27.394        985
J.P. Equity Portfolio                                  67     8.950 to 14.346        956
J.P. Small Company Portfolio                           67     9.257 to 13.728        908
Franklin Real Estate Fund                               7    10.428 to 11.479         82
Franklin Small Cap                                     54     6.539 to  9.167        352
Templeton Developing Markets Securities Fund            4     7.585 to  9.184         32
Templeton Foreign Securities Fund                      43     8.906 to 17.852        764
Calamos Convertible Portfolio                         161     9.623 to 12.187      1,941
A I M V. I. Dent Demographic Trends Fund               82     4.936 to  8.433        408
A I M V. I. New Technology Fund                        76     3.032 to  8.157        231
A I M V. I. Premier Equity Fund                        71     7.229 to  8.996        519
Seligman Communications and Information Portfolio      70     6.360 to  8.938        450
Seligman Capital Portfolio                            113     6.533 to  8.711        745

                                                                               FOR THE YEAR ENDED
                                                                               DECEMBER 31, 2001
                                                    ----------------------------------------------------------------------
                                                                                           TOTAL RETURN(c)(d)(e)
                                                                    EXPENSE                  LOWEST TO HIGHEST
                                                    INVESTMENT(a)   RATIO(b)     -----------------------------------------
                                                       INCOME       LOWEST TO        AS PREVIOUSLY
                                                        RATIO        HIGHEST           REPORTED              RESTATED
                                                    -------------  ------------  --------------------   ------------------
American Leaders Fund II                                 1.39%     .5% to .9%      -31.38% to  -5.05%    -7.36% to  -4.80%
High Income Bond Fund II                                 9.92%     .5% to .9%       -1.22% to   0.46%    -3.29% to   0.76%
International Small Company Fund II                      0.00%     .5% to .9%      -30.61% to  -3.76%   -30.61% to -20.60%
Prime Money Fund II                                      3.57%     .5% to .9%      -12.59% to   2.87%     1.31% to   3.11%
MFS Research Series                                      0.02%     .5% to .9%      -40.87% to -21.98%   -21.98% to -14.08%
MFS Emerging Growth Series                               0.00%     .5% to .9%      -57.05% to -34.08%   -34.08% to -17.79%
MFS Total Return Series                                  2.05%     .5% to .9%      -30.10% to  -0.66%    -2.28% to  -0.38%
MFS Bond Series                                          5.51%     .5% to .9%      -12.05% to   7.76%     3.96% to   8.02%
MFS Strategic Income Series                              4.07%     .5% to .9%        0.22% to   3.82%     3.73% to   4.13%
MFS Utilities Series                                     3.22%     .5% to .9%      -56.99% to -24.88%   -24.88% to -19.83%
ACI VP Capital Appreciation                              0.00%     .5% to .9%      -47.24% to -28.71%   -28.71% to -17.64%
ACI VP International                                     0.08%     .5% to .9%      -46.46% to -29.82%   -29.82% to -14.55%
ACI VP Value                                             0.67%     .5% to .9%       11.76% to  49.30%     3.91% to  12.08%
ACI VP Income and Growth                                 0.78%     .5% to .9%       -9.16% to  29.24%    -9.16% to  -8.50%
Dreyfus Appreciation Portfolio                           0.83%     .5% to .9%      -37.21% to -10.12%   -10.12% to  -7.58%
Dreyfus Small Cap Portfolio                              0.44%     .5% to .9%      -28.54% to  -6.96%    -6.96% to  -4.74%
Dreyfus Stock Index Fund                                 1.12%     .5% to .9%      -38.17% to -12.97%   -12.97% to  -9.36%
Dreyfus Socially Responsible Growth Fund, Inc            0.10%     .5% to .9%      -76.01% to -23.05%   -23.26% to -14.99%
J.P. Equity Portfolio                                    0.48%     .5% to .9%      -45.16% to -12.47%   -12.73% to -10.50%
J.P. Small Company Portfolio                             0.00%     .5% to .9%      -38.08% to  -8.60%    -8.84% to  -7.43%
Franklin Real Estate Fund                                2.66%     .5% to .9%       -2.54% to   7.18%     4.28% to   7.18%
Franklin Small Cap                                       0.34%     .5% to .9%      -16.06% to  17.68%   -16.06% to  -8.33%
Templeton Developing Markets Securities Fund             0.00%     .5% to .9%       -8.94% to  10.25%    -8.94% to  -8.16%
Templeton Foreign Securities Fund                        3.02%     .5% to .9%      -58.17% to -16.54%   -16.75% to -10.94%
Calamos Convertible Portfolio                            3.75%     .5% to .9%      -25.05% to  -5.45%    -5.76% to  -3.77%
A I M V. I. Dent Demographic Trends Fund                 0.00%     .5% to .9%      -32.48% to  15.20%   -32.48% to -15.67%
A I M V. I. New Technology Fund                          6.77%     .5% to .9%      -47.90% to  39.91%   -47.90% to -18.43%
A I M V. I. Premier Equity Fund                          0.25%     .5% to .9%      -13.32% to   7.74%   -13.32% to -10.04%
Seligman Communications and Information Portfolio       24.87%     .5% to .9%        4.09% to  46.28%   -10.62% to   4.47%
Seligman Capital Portfolio                               0.00%     .5% to .9%      -16.99% to  10.69%   -16.99% to -12.89%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

(e) Total returns represent a period of less than one year as a new product was added.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a) Board of Directors Resolutions.

        Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account
        (1)

(b) Custodian Agreements. Not Applicable.

(c) Underwriting Contracts.

    1) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)

    2)  Schedule of Sales Commissions (3)

(d) Contracts.

    1)  Specimen Contract Form (8)

    2)  Additional Life Insurance Rider (8)

    3)  Guaranteed Minimum Death Benefit Rider (8)

    4)  Other Insured Term Insurance (8)

    5)  Temporary Life Insurance Agreement (2)

    6)  Disability Continuance of Insurance

    7)  Disability Premium Benefit Rider (2)

    8)  Accidental Death Benefit (2)

    8)  Option to Increase Specified Amount (2)

    9)  Spouse's Term Insurance (2)

    10) Children's Term Insurance Rider (2)

    11) Maturity Extension Rider

    12) Accelerated Death Benefit / Living Benefits Rider (5)

    13) Lifetime Guaranteed Minimum Death Benefit Rider

    14) Monthly Benefit Rider (9)

(e) Applications.

        Application Form (1)

(f) Depositor's Certificate of Incorporation and By-Laws.

    1)  Articles of Incorporation of Bankers Life Association of Kansas City (1)

    2) Restated Articles of Incorporation of Kansas City Life Insurance Company (1)

    3)  By-Laws of Kansas City Life Insurance Company (1)

(g) Reinsurance Contracts. NA

(h) Participation Agreements.

     1. Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company
        (1)

     2. Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation (1)

     3. Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

     4. Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (3)

     5. Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II (6)

     6. Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisors Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (6)

     7. Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (7)

     8. Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) (6)

     9. Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (7)

    10. Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company. (7)

    11. Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (7)

(i) Administrative Contracts. Not Applicable.

(j) Other Material Contracts. Not Applicable.

(k) Legal Opinion.

        1) Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered (3)

(l) Actuarial Opinion. NA

(m) Calculations. NA

(n) Other Opinions.

    1)  Consent of KPMG LLP*

    2)  Consent of Sutherland Asbill & Brennan LLP*

(o) Omitted Financial Statements. Not Applicable.

(p) Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures. (8)

-------------

*   filed herewith

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 18, 1997 (File No. 033-95354).

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 of the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(6) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

(8) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

(9) Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2005 (File No. 333-49000).

Item 27. Directors and Officers of the Depositor

      NAME AND PRINCIPAL BUSINESS ADDRESS*                          POSITION AND OFFICES WITH DEPOSITOR
      ------------------------------------                          -----------------------------------
R. Philip Bixby ............................................  Director, Chairman of the Board, President and CEO
Tracy W. Knapp .............................................  Director, Senior Vice President, Finance
Charles R. Duffy, Jr. ......................................  Senior Vice President, Operations
William A. Schalekamp.......................................  Director, Vice President, General Counsel and
                                                              Secretary
Mark A. Milton                                                Senior Vice President, Actuary
Brent C. Nelson                                               Vice President and Controller
Walter E. Bixby ............................................  Director, Vice Chairman of the Board
Mary M McCalla..............................................  Treasurer
Daryl D. Jensen ............................................  Director
Nancy Bixby Hudson .........................................  Director
Webb R. Gilmore ............................................  Director
Warren J. Hunzicker, M.D. ..................................  Director
Richard L. Finn ............................................  Director
Bradford T. Nordholm .......................................  Director
Larry Winn, Jr. ............................................  Director
William R. Blessing ........................................  Director
Cecil R. Miller.............................................  Director
Peter Hathaway, M.D.........................................  Vice President and Medical Director
Robert J. Milroy............................................  Vice President, Underwriting and New Business
David A. Laird .............................................  Assistant Vice President, Assistant Controller

--------------------------------------------------------------------------------

* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

NAME                                          JURISDICTION     PERCENT OF VOTING SECURITIES OWNED
----                                          ------------     ----------------------------------
Sunset Life Insurance Company of America       Washington      Ownership of all voting securities by
                                                               depositor
Sunset Financial Services, Inc.                Washington      Ownership of all voting securities by
                                                               Sunset Insurance Company of
                                                               America
KCL Service Company                             Missouri       Ownership of all voting securities by
                                                               depositor
Lioness Realty Group, Inc.                      Missouri       Ownership of all voting securities by
                                                               depositor
Property Operating Company                      Missouri       Ownership of all voting securities by
                                                               depositor
Old American Insurance Company                  Missouri       Ownership of all voting securities by
                                                               depositor
Contact Data, Inc.                              Missouri       Ownership of all voting securities by
                                                               depositor
Kansas City Life Financial Group, Inc.          Missouri       Ownership of all voting securities by
                                                               depositor

Item 29. Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article
    XII:

    1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

    3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

    4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

    5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

    6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

    7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

    8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

    9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

    10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

    11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

    12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

    13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

    14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

    Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

    Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

        (a) Other Activity. In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.

        (b) Management. The directors and principal officers of Sunset Financial Services, Inc. are as follows:

NAME AND PRINCIPAL                           POSITIONS AND OFFICES
BUSINESS ADDRESS*                            WITH SUNSET FINANCIAL SERVICES, INC.
------------------                           ------------------------------------
Bruce Oberdling                              President, Director
Gary K. Hoffman                              Secretary, Director
Brent C. Nelson                              Treasurer
Walter E. Bixby                              Director
Charles R. Duffy, Jr.                        Director
R. Philip Bixby                              Chairman of the Board and Director
Kelly T. Ullom                               Vice President
Donald E. Krebs                              Vice President, Director
Susanna J. Denney                            Vice President
Janice L. Brandt                             Assistant Vice President
Kim Kirkman                                  Assistant Vice President

---------
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

        (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     (1)                    (2)                     (3)                    (4)                    (5)
   NAME OF            NET UNDERWRITING
  PRINCIPAL             DISCOUNTS AND         COMPENSATION ON           BROKERAGE                OTHER
 UNDERWRITER             COMMISSIONS            REDEMPTION             COMMISSIONS           COMPENSATION
 -----------          ----------------        ---------------          -----------           ------------
Sunset Financial           $0.00                   None                    N/A                    N/A
 Services, Inc.

Item 31. Location of Accounts and Records

        All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32. Management Services

        All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

        Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 20th day of April 2006.

                                         Kansas City Life Variable Annuity
                                         Separate Account
                                         ____________________________________
                                         Registrant
(SEAL)

                                         Kansas City Life Insurance Company
                                         ____________________________________

                                         Depositor

Attest: _______________________________  By: ________________________________
William A. Schalekamp                    R. Philip Bixby, President, CEO and
                                         Chairman of the Board

Pursuant to the requirements of the Securities Act, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                          Title                              Date
/s/ R. Philip Bixby                Director, President, Chairman      April 20, 2006
-----------------------------      of the Board, President and CEO
R. Philip Bixby

/s/ Brent C. Nelson                Vice President and Controller      April 20, 2006
-----------------------------      (Principal Accounting Officer)
Brent C. Nelson

/s/ Walter E. Bixby                Director, Vice Chairman of the     April 20, 2006
-----------------------------      Board
Walter E. Bixby

_____________________________      Director                           April 20, 2006
Daryl D. Jensen

/s/ William A. Schalekamp          Director                           April 20, 2006
-----------------------------
William A. Schalekamp

Signature                          Title                              Date
/s/ Tracy W. Knapp                 Senior Vice President, Finance,    April 20, 2006
-----------------------------      Director
Tracy W. Knapp

_____________________________      Director                           April 20, 2006
Webb R. Gilmore

/s/ Warren J. Hunzicker, M.D.      Director                           April 20, 2006
-----------------------------
Warren J. Hunzicker, M.D.

/s/ Richard L. Finn                Director                           April 20, 2006
-----------------------------
Richard L. Finn

_____________________________      Director                           April 20, 2006
Bradford T. Nordholm

/s/ E. Larry Winn, Jr.             Director                           April 20, 2006
-----------------------------
E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson             Director                           April 20, 2006
-----------------------------
Nancy Bixby Hudson

/s/ William R. Blessing            Director                           April 20, 2006
-----------------------------
William R. Blessing

_____________________________      Director                           April 20, 2006
Cecil R. Miller

================================================================================
                          SUPPLEMENT DATED MAY 1, 2006,
                         TO PROSPECTUS DATED MAY 1, 2006
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    ALLIANCE VARIABLE UNIVERSAL LIFE CONTRACT

                                   CONNECTICUT
================================================================================

For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

o Add the following paragraph to the Transfer Privilege on page 22 of the Prospectus.

         RIGHT TO EXCHANGE -- The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5701                                                                       5-01b

================================================================================
                          SUPPLEMENT DATED MAY 1, 2006,
                         TO PROSPECTUS DATED MAY 1, 2006
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    ALLIANCE VARIABLE UNIVERSAL LIFE CONTRACT

                                    MARYLAND
================================================================================

For contracts sold in the state of Maryland, we change the Prospectus as follows to provide for the Right to Exchange provision:

o Add the following paragraph to the Transfer Privilege on page 22 of the Prospectus.

         RIGHT TO EXCHANGE -- The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5702                                                                       5-01b